UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
                                        _____________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.  )
_____________________________________
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
HALLIBURTON COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

To Our Valued Shareholders
March 31, 2026
Fellow Shareholders:
Thank you for your continued confidence in Halliburton. On behalf of our Board of Directors, management team, and more than 46,000 employees worldwide, we appreciate your investment.
In 2025, Halliburton delivered solid results through clear strategy and disciplined execution. We generated $22.2 billion in total company revenue. We achieved another year of strong free cash flow through cost and capital discipline. We returned
$1.6 billion, or nearly 85% of our free cash flow, to shareholders in dividends and share repurchases, underscoring our priority to return cash to shareholders.
We see a strong future for our business. We expect oil and gas will remain essential in the global energy mix for decades to come. The shift from idealism to pragmatism reflects reality and creates opportunity. Our strategy is clear: deliver profitable international growth, maximize value in North America, increase capital efficiency, deploy digital and automation solutions, and advance a sustainable energy future.
In all markets, our value proposition–to collaborate and engineer solutions to maximize asset value for our customers–
enables us to deliver leading returns and capitalize on future growth opportunities. In international markets, our technology performs, and our growth engines provide a clear line of sight to outgrow the market. In North America, we will maximize value by prioritizing returns and by deploying differentiated technologies that solve for our customers’ greatest opportunities.
Your vote is important regardless of how many shares you own. We invite you to attend our Annual Meeting on
May 20, 2026, at our corporate office in Houston, Texas. Whether or not you are able to join us in person, please review the proxy materials and vote as soon as possible. You may vote by phone, online, or if you received a paper proxy, through the mail. See the Notice of Annual Meeting for instructions on how to vote.
On behalf of the Board of Directors, thank you for your confidence in Halliburton.
Sincerely,

Jeffrey A. Miller Chairman of the Board, President and CEO	Robert A. Malone Lead Independent Director

ii	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

www.halliburton.com	HALLIBURTON	2026 Proxy Statement	iii

Notice of Annual Meeting
of Shareholders to be held May 20, 2026
March 31, 2026
Halliburton Company, a Delaware corporation
(Halliburton or the Company), will hold its Annual
Meeting of Shareholders on Wednesday, May 20, 2026,
at 9:00 a.m. (Central Daylight Time) at its corporate
office at 3000 N. Sam Houston Parkway East, Life
Center Auditorium, Houston, Texas 77032.
At the meeting, the shareholders will be asked to vote:
1.To elect the twelve nominees for Director named in the
attached proxy statement to serve for the ensuing year
and until their duly qualified successors are elected.
2.To ratify the appointment of KPMG LLP as principal
independent public accountants to examine the
financial statements and books and records of
Halliburton for the year ending December 31, 2026.
3.To approve on an advisory basis our executive
compensation.
4.To approve the Halliburton Energy Services, Inc.
charter amendment.
5.To approve the amendment and restatement of the
Halliburton Company Stock and Incentive Plan.
6.To approve the amendment and restatement of the
Halliburton Company Employee Stock Purchase Plan.
7.To transact any other business that properly comes
before the meeting or any adjournment or
adjournments of the meeting.
These items are fully described in the following pages,
which are made a part of this Notice. The Board of Directors has set the close of business on March 23, 2026, as the
record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment
of the meeting.
Internet Availability of Proxy Materials
On or about March 31, 2026, we mailed our shareholders a
Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2026 proxy statement and
2025 Annual Report on Form 10-K and how to vote online. If
you received your Annual Meeting materials via e-mail, the
e-mail contains voting instructions and links to the proxy
statement and Form 10-K on the Internet. The notice also
provides instructions on how you can request a paper copy
of these documents if you desire.
If You Plan to Attend
Attendance at the meeting is limited to shareholders
and one guest each. Admission will be on a first-come,
first-served basis. Registration will begin at 8:00 a.m.,
and the meeting will begin at 9:00 a.m. (Central Daylight
Time). Each shareholder holding stock in a brokerage
account will need to bring a copy of a brokerage
statement reflecting stock ownership as of the record
date. Please note that you will be asked to present valid
picture identification, such as a driver’s license or
passport, and you will have a security screening. For
security reasons, you may not bring cameras, recording
equipment, electronic devices, bags, briefcases, or
packages into the meeting.
By order of the Board of Directors
Van H. Beckwith
Executive Vice President, Secretary and Chief Legal Officer

You can vote by any of the following methods:

INTERNET www.proxyvote.com until 11:59 p.m. Eastern Daylight Time on May 19, 2026	BY TELEPHONE until 11:59 p.m. Eastern Daylight Time on May 19, 2026	BY MAIL Completing, signing, and returning your proxy or voting instruction card before May 20, 2026	IN PERSON at the Annual Meeting

The following voting matters are described in this proxy statement.	Board Vote Recommendation	Page
Election of Directors	FOR Each Nominee	19
Ratification of Selection of Principal Independent Public Accountants	FOR	39
Advisory Approval of Executive Compensation	FOR	42
Approval of Halliburton Energy Services, Inc. Charter Amendment	FOR	88
Approval to Amend and Restate the Halliburton Company Stock and Incentive Plan	FOR	90
Approval to Amend and Restate the Halliburton Company Employee Stock Purchase Plan	FOR	97

2	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Proxy Statement Summary
This summary highlights information contained elsewhere in this proxy statement or as otherwise noted. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.
2025 Strategic Priorities
As we began 2025, we identified the following focus areas in our Annual Report on Form 10-K for the fiscal year ended
December 31, 2024 (2024 Form 10-K):
•International: Increase international growth in directional drilling, unconventionals, well intervention, and artificial lift business.
•North America: Maximize value by, among other things,
utilizing our Zeus electric fracturing platform and our
iCruise rotary steerable systems.
•Digital: Continue to drive differentiation and efficiencies through the deployment of digital and automation
technologies, both internally and for our customers.
•Capital efficiency: Maintain our capital expenditures at
approximately 6% of revenue while utilizing technology
and targeted process improvements to enhance
utilization of existing capital.
•Shareholder returns: Return over 50% of annual free
cash flow(1) to shareholders through dividends and share
repurchases.
•Advance a sustainable energy future: Continue to
develop technologies and solutions to help lower our
customers’ and our emissions intensity, participate in
carbon capture, utilization, and storage, and geothermal
projects globally, and support Halliburton Labs early-
stage company participants.
(1) Free cash flow is a non-GAAP measure which is calculated as “Total cash flows provided by operating activities (operating cash flow)”
less “capital expenditures” plus “proceeds from the sale of property, plant, and equipment.” Management considers free cash flow an important indicator of the company’s liquidity, as it helps  both investors and management evaluate the business’s ability to generate cash.
See Appendix D for reconciliation to U.S. GAAP.
2025 Performance Overview (page 50)
Our success throughout 2025 was a direct result of the hard
work and dedication of our employees with relentless focus
on safety, operational execution, customer collaboration,
and service quality performance. In 2025, Halliburton
delivered solid results through clear strategy and disciplined execution. We generated $22.2 billion in total company
revenue. We achieved another year of strong free cash flow
through cost and capital discipline. Here are the highlights for 2025:
•Financial: Our total revenue decreased 3% in 2025 as
compared to 2024. Our international revenue decreased
2% and our North America revenue decreased 6% in
2025 compared to 2024. Overall, our Completion and
Production and Drilling and Evaluation operating
segments finished the year with 17% and 15% operating
margins, respectively. We generated $2.9 billion of cash
flows from operations and retired $382 million of our
3.8% notes due November 2025.
•Capital efficiency: We developed technologies and
made strategic choices that kept our capital expenditures
at approximately 6% of revenue, which matched our
target.
•Shareholder returns: We returned $1.6 billion of capital
to shareholders through dividends and share
repurchases, which is consistent with our capital returns
framework.
•Sustainability: We continued progress toward a
sustainable energy future by expanding Halliburton Labs’
38 participant and alumni organizations, and achieving
the milestone of 50% of our North American fracturing
fleet transitioned to Zeus electric pumps.

HALLIBURTON	2026 Proxy Statement	3

Our 2026 Board Nominees (page 19)

Name	Age	Occupation
Abdulaziz F. Al Khayyal	72	Former Director and Senior Vice President of Industrial Relations, Saudi Aramco
William E. Albrecht	74	President and CEO, Moncrief Energy, LLC
M. Katherine Banks	66	Former President, Texas A&M University
Earl M. Cummings	61	Managing Partner, MCM Houston Properties, LLC
Murry S. Gerber	73	Former Executive Chairman of the Board, EQT Corporation
Timothy A. Leach	66	Former Chairman and Chief Executive Officer, Concho Resources Inc.
Robert A. Malone	74	Executive Chairman, President and Chief Executive Officer, First Sonora Bancshares, and the First National Bank of Sonora, Texas (dba, Sonora Bank)
Jeffrey A. Miller	62	Chairman of the Board, President and Chief Executive Officer, Halliburton Company
J. Shannon Slocum	53	Director, Executive Vice President and Chief Operating Officer, Halliburton Company
Maurice S. Smith	54	Chairman, President, and Chief Executive Officer, Health Care Service Corporation
Janet L. Weiss	62	Former President, BP Alaska
Tobi M. Edwards Young	50	General Counsel, Saronic Technologies

Size of Board to be Elected	Non-Management Director Nominees	Average Age of Non- Management Director Nominees	Average Non- Management Director Nominee Tenure

12	83%	65	7.3

Non-Management Director Expertise
Energy Industry ●●●●●●●●●●	7	Science/Technology/Engineering ●●●●●●●●●●	8	International Business ●●●●●●●●●●	5

Accounting/Finance ●●●●●●●●●●	8	Strategic Planning and Risk Oversight ●●●●●●●●●●	10	Health, Safety & Environment and Sustainability ●●●●●●●●●●	8

Our 2025 Named Executive Officers (page 53)

Name	Age	Current Occupation
Jeffrey A. Miller	62	Chairman of the Board, President and Chief Executive Officer
Eric J. Carre	60	Executive Vice President and Chief Financial Officer
Van H. Beckwith	61	Executive Vice President, Secretary and Chief Legal Officer
Mark J. Richard	64	Special Advisor to the CEO
J. Shannon Slocum	53	Director, Executive Vice President and Chief Operating Officer
Our Executive Compensation Program (page 53-79)
Objectives (page 53)
Our executive compensation program is composed of base salary, a short-term incentive, and long-term incentives and is designed to achieve the following objectives:
•Provide a clear and direct relationship between executive pay and our performance on both a short-term and long-term basis;
•Target market competitive pay levels with a comparator peer group;
•Emphasize operating performance drivers;

4	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

•Link executive pay to measures that drive shareholder returns;
•Support our business strategies; and
•Maximize the return on our human resource investment.
Elements of our Executive Compensation Program for 2025 (page 54)
Halliburton’s executive compensation program for the 2025 plan year was composed of base salary, a short-term incentive, and long-term incentives as described below:

	Reward Element	Objective	Key Features	How Award Value is Determined	2025 Decisions
FIXED	Base Salary	To compensate executives based on their responsibilities, experience, and skill set.	Fixed element of compensation paid in cash.	Benchmarked against a group of comparably sized corporations and industry peers.	Base salary determinations varied by individual as noted on page 58.
AT RISK	Short-Term (Annual) Incentive	To motivate and incentivize performance over a one-year period.	Award value and measures are reviewed annually. Targets are set at the beginning of the period.	Performance measured against: •60% Net Operating Profit After Taxes (NOPAT) •20% Asset Turns •20% Non-Financial Strategic Metrics	Award values were targeted at the market median for 2025.
	Long-Term Incentives	To motivate and incentivize sustained performance over the long-term. Aligns interests of our Named Executive Officers (NEOs) with long-term shareholders.	Value is delivered: •70% performance units measured over three years (½ in stock; ½ in cash) with relative Total Shareholder Return (TSR) modifier •30% restricted stock
The 2025 performance
units measured
against Return on
Capital Employed
(ROCE) performance
relative to
performance peers
and including a
relative TSR modifier.
Relative ROCE
performance required
for a target PUP
payout is set at the
55th percentile.
Payouts of the primary
metric (relative ROCE)
are capped at target if
average HAL ROCE
for the applicable
three-year
performance period is
negative.
Restricted stock grants
have time-based
vesting and value is
driven by our share
price.
Award values were targeted at the market median for 2025.

HALLIBURTON	2026 Proxy Statement	5

Our Year-round Shareholder Engagement (page 18)
Through active, two-way dialogue with our shareholders, our Board and management team work diligently to stay informed regarding our investors’ expectations, gather feedback to inform strategic decision-making, and provide answers to investor questions about our approach to governance, our oversight of risks, our approach to sustainability, and the design of our executive compensation program. Our senior management presents feedback to the Board for consideration and discussion. Some highlights from our shareholder engagement program in the fall of 2025 included:
61%
We offered engagement to and communicated with shareholders representing approximately 61% of our shares as well as the two largest proxy advisors, Institutional Shareholder Services (ISS) and Glass
Lewis.
Halliburton senior management hosted video conferences with ten shareholders who represented 35% of our shares and both proxy advisors and discussed:
35%
•Our business
•Our Board oversight and engagement
•Our executive compensation program
•Our people, health, safety, and the environment
•Our approach to sustainable energy solutions
Shareholders expressed support for the Board’s intentionality and proactive approach toward:
•Succession planning, including developing continuity of experience,
•Board refreshment, with a focus on the appropriate mix of experience and expertise, and
•Committees and chair rotations, as directors approach mandatory retirement age.
302
Additionally, as part of our ongoing cadence of shareholder outreach, our senior management and
Investor Relations team participated in 14 sell-side conferences, one non-deal roadshow, and 302
Investor meetings
investor meetings.

6	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Corporate Governance
Corporate Governance Guidelines and Committee
Charters
Our Board has long maintained a formal statement of its responsibilities and guidelines to ensure effective governance in all areas of its responsibilities. Our Corporate Governance Guidelines are available on our website at www.halliburton.com by clicking on the tabs “Investors”, “Company Information”, and then the “Corporate Governance” link. The guidelines are reviewed periodically and revised as appropriate to reflect the dynamic and evolving processes relating to corporate governance, including the operation of the Board.
Our current Board structure and governance practices, as specified in those Guidelines and our By-laws, Code of Business
Conduct, and policies and business practices, include the following:

Annual Election of Directors	Yes	Shareholder Right to Call Special Meetings	Yes
Mandatory Retirement Age	75	Poison Pill	No
Majority Voting in Director Elections	Yes	Code of Conduct for Directors, Officers, and Employees	Yes
Lead Independent Director	Yes	Stock Ownership Guidelines for Directors/Officers	Yes
Related Persons Transactions Policy	Yes	Anti-Hedging and Pledging Policy	Yes
Supermajority Voting Threshold for Mergers	No	Compensation Recoupment Policy	Yes
Proxy Access	Yes	Corporate Political Contributions	No
Shareholder Action by Written Consent	Yes
In order for our shareholders to understand how the Board conducts its affairs in all areas of its responsibility, the full text of the charters of our Audit; Compensation; Health, Safety and Environment; and Nominating and Corporate Governance
Committees and for our Lead Independent Director are also available on our website at www.halliburton.com.
Information contained on or accessible from our website or any other website is not incorporated by reference into and should not be considered part of this proxy statement.
Code of Business Conduct
Our Code of Business Conduct, which applies to all of our Directors and employees, and serves as the code of ethics for our principal executive officer, principal financial officer, principal accounting officer or controller, and other persons performing similar functions, is available on our website. Any waivers to our Code of Business Conduct for our Directors or executive officers can only be made by our Audit Committee. There were no waivers of the Code of Business Conduct in 2025. Any amendments to our Code of Business Conduct or any waivers from provisions of our Code of Business Conduct granted to the specified officers above are also disclosed on our website at www.halliburton.com.
Related Persons Transactions Policy
Our Board has adopted a written policy governing related persons transactions as part of the Board’s commitment to good governance and independent oversight. The policy covers transactions involving any of our Directors, executive officers, nominees for Director, greater than 5% shareholders, or any of their immediate family members, among others.
The types of transactions covered by this policy are transactions, arrangements, or relationships, or any series of similar transactions, arrangements, or relationships, including any indebtedness or guarantee of indebtedness, in which (i) we or any of our subsidiaries were or will be a participant, (ii) the aggregate amount involved exceeds $120,000 in any calendar year, and (iii) any related person had, has, or will have a direct or indirect material interest.
Under the policy, we generally only enter into or ratify related persons transactions when the Audit Committee determines such transactions are in our best interests and the best interests of our shareholders. In determining whether to approve or ratify a related persons transaction, the Audit Committee will consider the following factors and other factors it deems appropriate:
•whether the related persons transaction is on terms comparable to terms generally available with an unaffiliated third party under the same or similar circumstances;
•the benefits of the transaction to the Company;

HALLIBURTON	2026 Proxy Statement	7

•the extent of the related person’s interest in the transaction; and
•whether there are alternative sources for the subject matter of the transaction.
The Audit Committee reviewed the employment relationship of Phillip Spoelker, who is the brother of Ms. Stephanie
Holzhauser, the Company’s Chief Accounting Officer. Mr. Spoelker is employed by Halliburton in a non-executive officer position and received total compensation of approximately $168,000 from January 1, 2025 through December 31, 2025. Mr.
Spoelker’s compensation was established by Halliburton in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and is commensurate with that of his peers in Halliburton’s compensation framework.
Insider Trading Policies
The Company maintains polices titled “Use of Material Nonpublic Information, Securities Trading Windows, and Hedging
and Pledging of Company Securities” and “Securities Trading of Company Securities by the Company” governing the purchase, sale, and other dispositions of Halliburton securities by Directors, officers, employees, or the Company itself that are reasonably designed to promote compliance with insider trading laws, rules, and regulations of the U.S. Securities and
Exchange Commission (SEC), and the New York Stock Exchange listing standards applicable to the Company. Copies of these policies were filed as Exhibit 19.1 and 19.2 to the 2024 Form 10-K.
The Board of Directors and Standing
Committees of Directors
The Board has the following standing Committees: Audit; Compensation; Health, Safety and Environment; and Nominating
and Corporate Governance. Each standing Committee is comprised of Directors who, in the business judgment of the
Board, are independent, after considering all relevant facts and circumstances, including the independence standards set forth in our Corporate Governance Guidelines.
Our Corporate Governance Guidelines provide that the independence of each Director will be determined by the Board in the exercise of its business judgment and considering the applicable rules and regulations of the SEC, and the New York
Stock Exchange and the New York Stock Exchange Texas (collectively, the NYSE).
In connection with its independence determination, the Board considered that we utilize health insurance services of Blue
Cross Blue Shield, a subsidiary of Health Care Service Corporation, of which Mr. Smith is the Chairman, President and Chief
Executive Officer, in the ordinary course of business. The Board concluded that the relationship was on market terms, not material, and did not affect the independence of Mr. Smith.
The Board also considered that Mr. Leach serves on the Board of ConocoPhillips and previously served as an advisor to the
CEO of ConocoPhillips. The Board concluded that Mr. Leach’s participation on the ConocoPhillips board does not affect the independence of Mr. Leach.
Board Leadership
Our Board believes that it is important to maintain flexibility to determine the appropriate leadership of the Board and whether the roles of Chairman and Chief Executive Officer should be combined or separate. Our Corporate Governance
Guidelines provide that the Board consider annually whether it is appropriate for the same individual to fill both of those roles. When making that determination, the Board considers issues such as industry and financial expertise, in-depth knowledge of Halliburton and its business, and succession planning. In 2025, the Board evaluated and decided that a combined leadership role would continue to best serve the Company and its shareholders. The Board believes that Jeffrey
A. Miller, our Chairman, President and Chief Executive Officer, with his industry expertise, financial expertise, and in-depth knowledge of Halliburton and its business, is the correct person to fill both roles. The Board also believes that Mr. Miller is best suited to lead the Board’s discussion and evaluation of the Company’s business, financial, and health, safety, environment, and sustainability strategy and performance. With the exception of Mr. Miller and Mr. Slocum, the Board is composed of independent Directors.

8	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

In the Board’s consideration of the appropriate leadership structure, independence and objectivity are primary areas of focus, and are supported by the appointment of a Lead Independent Director whose role and responsibilities are set forth in the Lead Independent Director Charter adopted by the Board. Robert A. Malone is our Lead Independent Director. The Lead
Independent Director’s responsibilities include the following:

liaises between the independent Directors and the Chairman	participates in shareholder engagement
approves agendas for Board meetings and ensures the agendas provide opportunities for the Board to provide input on the Company’s business strategy and management’s execution of that strategy	advises management on and approves information sent to the Board and approves schedules for meetings of the Board
presides over meetings and executive sessions of the independent Directors	authorizes the retention of outside advisors and consultants who report directly to the Board
leads the Board’s annual evaluation of the Chief Executive Officer	schedules meetings of the independent Directors as appropriate participates in efforts to identify and recruit candidates for Board membership
Our Lead Independent Director Charter is available on our website at www.halliburton.com.
Board and Committee Oversight
Governance Oversight
The Halliburton Board of Directors Nominating and Corporate Governance Committee conducts general oversight for
Halliburton’s corporate strategy and financial, operational, market, political, cybersecurity, artificial intelligence, sustainability, and other risks inherent in Halliburton’s business. However, each Board Committee is responsible for different aspects of oversight (as outlined in each Committee’s charter).
By regularly engaging with shareholders and other outside experts, the Board can more effectively prioritize relevant key matters in the Company’s overall corporate strategy and enterprise risk profile. At least twice annually, the Board engages with shareholders to hear their perspectives and feedback. The Board also prioritizes these matters at each meeting through set agenda items. Shareholders have endorsed this oversight structure and other governance enhancements.
The following chart details the primary oversight responsibilities held by each of Halliburton’s Board Committees:

Board of Directors
▼	▼	▼	▼
Nominating and Corporate Governance Committee	Audit Committee	Health, Safety and Environment Committee	Compensation Committee
•Overall sustainability
•Corporate Governance
Guidelines
•Director self-evaluation
process and performance
reviews
•Board refreshment
•Board’s mix of skills,
characteristics,
experience, and expertise
•Director compensation
•Management succession
planning
•Political and lobbying
spending

•Principal independent
public accountants
•Internal Assurance
Services and the Ethics
and Compliance group
•Financial statements
and accounting systems
and controls
•Enterprise risk, including
information security,
cybersecurity*, and
artificial intelligence
•Control structure for
externally reported non-
financial metrics
•HSE matters and sustainability •HSE risk-management processes •HSE performance •Environmental impact, including climate matters
•Overall executive
compensation program
•Effectiveness of
compensation program
to attract, retain, and
motivate Section 16
officers
•Pay and incentive plans
metrics, including Non-
Financial Strategic
Metrics

*The Board of Directors receives quarterly cybersecurity updates.

HALLIBURTON	2026 Proxy Statement	9

The Board believes that it has a strong governance structure in place to ensure independent oversight on behalf of all shareholders. All standing Committees of the Board are comprised solely of independent Directors. Below is a discussion of some of these areas of oversight.
Oversight of Strategy
The Board and the Board Committees oversee fundamental elements of Halliburton’s strategic plan, and company management is charged with executing the business strategy. Throughout the year, the Board provides guidance to the
Halliburton management team in connection with this oversight function. Various elements of strategy are discussed at every
Board meeting, as well as many meetings of the Board’s Committees, at which updates on progress and execution are delivered to the Board. The Board also periodically requests additional reports or reading materials to inform their oversight on key and emerging aspects of our strategy. In addition, the Board dedicates at least one multi-hour session with senior leadership each year to focus on strategic planning and related performance objectives.
Further, the Board participates in an international trip every two years and a local trip in the intervening years to review the specific strategy and risks of those particular locations. In February 2025, the Board traveled to the Middle East and Saudi
Arabia, to participate in briefings, tours, and demonstrations by local Halliburton leaders showcasing work and technologies developed and used at the Halliburton Technology Center in Saudi Arabia. The Board continued its Saudi Arabia operations review with meetings and tours of customer facilities and operations.
Enterprise Risk Management
Our Enterprise Risk Management (ERM) program identifies and analyzes enterprise-level risks and their potential impact on our business. The objectives of our ERM program are to:
•increase the probability of achieving higher returns on capital and reducing cash flow volatility by identifying:
•current and developing risks; and
•significant controls and potential gaps related to identified risks;
•ensure that our key risks are being effectively managed; and
•ensure that our compensation policies incentivize management actions that both drive our strategy and manage risks prudently.
Our internal processes to identify and manage risks include our Code of Business Conduct; extensive policies and business practices; financial controls; internal assurance audits of our internal controls and health, safety, environment, and sustainability; the activities of the Ethics and Compliance group of the Law Department; and our ERM program.
The Audit Committee receives an annual ERM report on risk assessment and risk management in which risks are identified and assigned a significance rating based on potential consequences of the risk, the likelihood of occurrence, and mitigation preparedness.
Our Chief Executive Officer, who is primarily responsible for managing our day-to-day business, is ultimately responsible to the Board for all risk categories. Our executive officers have responsibility for the various risk categories. The Board has delegated to its Committees the responsibility to monitor certain risks and receive regular updates on those risks.
Sustainability
The risks and opportunities presented by sustainability-related matters are particularly broad-ranging and interrelated and –
as reflected in the chart above – require coordinated oversight responsibilities among the Board and its Committees. The
Board oversees Halliburton’s performance and management across key sustainability-related matters, and the Board’s standing Committees provide closer oversight and guidance on different aspects of sustainability issues. For example, the
Nominating and Corporate Governance Committee assesses and advises on risks that may arise in connection with
Halliburton’s overall sustainability strategy and risks, as well as individual topics such as Halliburton’s political activities, while other Committees assess and advise on other individual sustainability-related risks and opportunities (such as the
Audit Committee’s oversight of enterprise risk, including information security, cybersecurity, and artificial intelligence, and the
Health, Safety and Environment Committee’s oversight of environmental impact (including climate matters)). The full Board receives regular reporting from each Committee on such matters and retains ultimate oversight of all sustainability-related matters relevant to Halliburton.
The following subsections outline the Board’s approach to overseeing three high-priority sustainability topics, corporate political spending, cybersecurity, and artificial intelligence.

10	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Political and Lobbying Spending
The Nominating and Corporate Governance Committee is responsible for oversight, review, and approval of political engagements such as Halliburton’s lobbying activities, payments to trade associations, and political expenditures, as provided by the Halliburton Policies for Political Engagement, which also provides a comprehensive overview of the political activity we engaged in this year. The report is available on our website at www.halliburton.com.
Notable highlights from this report include:
•Zero corporate contributions made directly to political parties or candidates.
•Zero corporate contributions used to support ballot measures.
•Prohibitions against using corporate funds to contribute to 527 and 501(c)(4) organizations.
•Board oversight of the Company’s strategy for political engagement, including oversight of political spending and lobbying.
In 2025, Halliburton scored a 91 on the CPA-Zicklin Index with a raw score of 64 points. A score of 90 or above indicates robust disclosure and oversight and classifies a company as a Trendsetter, a status Halliburton first obtained in 2022 and has maintained since then. We are one of two oilfield services company currently classified as a CPA-Zicklin Index
Trendsetter.
Cybersecurity
Global attacks on corporate Information Technology and Operational Technology are increasingly frequent and sophisticated. Halliburton takes every threat to cybersecurity seriously. We invest significant resources in protecting
Company systems and data, and do so in alignment with industry standards, including the National Institute of Standards and Technology (NIST) Cyber Security Framework, NIST 800-53, NIST 800-82, and International Electrotechnical
Commission 62443.
Halliburton’s Board of Directors receives an update on cybersecurity during each of its quarterly meetings. This update includes data on cybersecurity metrics, information on internal and third-party cybersecurity incidents, and general discussion of cybersecurity risks. In addition, the Audit Committee receives a detailed update annually which includes in-
depth updates on Halliburton’s cybersecurity program and strategy, including cybersecurity risks.
In the event of a cybersecurity incident, our Board and management team maintain a cyber risk management program designed to identify, assess, manage, mitigate, and respond to cybersecurity threats. In addition, we have an Incident
Response Plan that defines procedures for assessing, identifying, and managing a cybersecurity incident. We have experienced cybersecurity incidents and attempted breaches in the past, one of which resulted in an unauthorized third party gaining access to certain of our systems and exfiltrating information from those systems, which we determined was a material cybersecurity incident as previously disclosed in a Form 8-K we filed with the SEC on September 3, 2024. The
Board and the Audit Committee provided oversight throughout the incident and in post-incident evaluation of the Company response.
Artificial Intelligence
In 2025, Halliburton established an Artificial Intelligence (AI) Governance and Use Committee (AI Committee), a cross functional committee of senior leadership, to provide regular reports to the Audit Committee over AI related risks and strategy. During a regularly scheduled meeting in 2025, the Audit Committee reviewed the AI Committee charter and related company policy. The Audit Committee oversees the strategy of the AI Committee’s purpose to govern artificial intelligence controls and Halliburton’s balance of AI opportunity, benefit and risk.

HALLIBURTON	2026 Proxy Statement	11

Members of the Committees of Our Board of Directors

Name	Audit Committee	Compensation Committee	Health, Safety and Environment Committee	Nominating and Corporate Governance Committee
Abdulaziz F. Al Khayyal
William E. Albrecht
M. Katherine Banks
Earl M. Cummings*
Murry S. Gerber
Timothy A. Leach
Robert A. Malone
Jeffrey A. Miller
J. Shannon Slocum
Maurice S. Smith
Janet L. Weiss**
Tobi M. Edwards Young
Alan M. Bennett***

Chair	Member
*As part of the Board’s succession management process, Mr. Cummings was elected to serve as the Audit Committee chair at the
February 2025 Board meeting, replacing Mr. Bennett, who reached mandatory retirement this year.
**As part of the Board’s succession management process, Ms. Weiss was elected to serve as Health, Safety and Environment
Committee chair at the May 2025 Board meeting, replacing Mr. Albrecht, who will reach mandatory retirement in 2027.
***Mr. Bennett will retire from the Halliburton Board of Directors immediately prior to the 2026 Annual Meeting of Shareholders.
Mr. Miller and Mr. Slocum are the only two non-independent directors serving on the Board. The Board has determined that all members of the Audit Committee, the Compensation Committee, the Health, Safety and Environment Committee, and the
Nominating and Corporate Governance Committee are independent under our Corporate Governance Guidelines. Also, none of our independent directors are related to any other Director or executive officer of Halliburton. The Board has determined that Alan M. Bennett, Earl M. Cummings, Murry S. Gerber, Timothy A. Leach, and Janet L. Weiss are “Audit
Committee financial experts” as defined by the SEC.

12	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Board Attendance
During 2025, the Board held 7 meetings and met in executive session of the independent Directors, without management present, on 4 occasions. Committee meetings were held as follows:

Audit Committee	8
Compensation Committee	4
Health, Safety and Environment Committee	5
Nominating and Corporate Governance Committee	5
All members of the Board attended at least 90% of the total number of meetings of the Board and the Committees on which he or she served during the last fiscal year, with the exception of Mr. Patel who retired immediately prior to the 2025 Annual
Meeting of Shareholders, and thus attended less than 75% of the total number of meetings for the Board and Committees on which he served.
All of our Directors attended the 2025 Annual Meeting, as required by our Corporate Governance Guidelines.

HALLIBURTON	2026 Proxy Statement	13

Evaluation of Board and Director Performance
The Board believes that a rigorous evaluation process is an essential component of strong corporate governance practices.
The Nominating and Corporate Governance Committee annually conducts a four-part evaluation process to evaluate Board effectiveness and aid in succession planning.

PROCESS REVIEW
The Nominating and Corporate Governance Committee reviews and approves the process to evaluate the performance of the Board, its four standing Committees (Audit; Compensation;
Health, Safety and Environment; and Nominating and Corporate Governance), and each individual Director. The Committee also approves a Director qualifications and experience survey.
Questionnaires and the survey are distributed through a web-based platform. This process encourages candid responses from our Directors and promotes productive discussions.

EVALUATION
Each Director completes written questionnaires designed to gather suggestions to improve
Board, Committee, and Director performance and effectiveness and to identify opportunities for change. The questionnaires solicit feedback on a range of issues, including:

	•Board operations •Succession planning •Committee composition, processes, and responsibilities •Information sharing with and from management •Overall Board dynamics	•Director preparation, participation, and contribution •Alignment of skills and characteristics to business needs and strategy •Leadership •Agenda topics
The qualifications and experience survey identifies individual skills and expertise of each non-management Director.

ANALYSIS
The Lead Independent Director reviews the completed questionnaires and provides a summary to the Board. The Board then updates its qualifications and experience matrix based on the survey responses and feedback, with a focus on optimizing the range and depth of perspectives and experiences necessary to oversee the relevant opportunities, strategies, and risks of the Company. Through this process the Board identifies the skills and expertise desirable for future Director candidates.

ACTIONS TAKEN
The Nominating and Corporate Governance Chair reports to the Board on the results of the entire process. If warranted, the Chair of the Nominating and Corporate Governance
Committee or the Lead Independent Director engage in discussions with individual Board members about their performance. This year, the Board held a discussion of the Board’s processes and the evaluation results. The Directors concluded that the Board and its
Committees are functioning well.

Shareholder Nominations of Directors
Our By-laws provide that shareholders may nominate persons for election to the Board at a meeting of shareholders.
Shareholder nominations require written notice to the Corporate Secretary at the address of our principal executive office set forth on page 100 of this proxy statement, and for the 2027 Annual Meeting of Shareholders, must be received not less than
90 days nor more than 120 days prior to the anniversary date of the 2026 Annual Meeting of Shareholders, or no later than
5:00 p.m., Houston, Texas time, on February 19, 2027, and no earlier than 8:00 a.m., Houston, Texas time, on January 20,
2027. The shareholder notice must contain, among other things, certain information relating to the shareholder and the proposed nominee as described in our By-laws. In addition, the proposed nominee may be required to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a Director.

14	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Our By-laws also provide for proxy access for shareholder nominations of Directors. The provision permits up to
20 shareholders owning 3% or more of our outstanding common stock continuously for at least three years to nominate and include in our proxy materials for a meeting of shareholders up to two Directors or 20% of the Board, whichever is greater, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the By-laws.
Qualifications of Directors
Candidates nominated for election or re-election to the Board should possess the following qualifications:
•Personal characteristics:
•high personal and professional ethics, integrity, and values;
•an inquiring and independent mind; and
•practical wisdom and mature judgment;
•Experience and broad training and work at the policy-making level in a variety of business, government, education, or technology organizations, including in serving at the highest levels of such organizations;
•Expertise that is useful to the Company and complementary to the background and experience of other Board members, so that an optimum balance of experience, expertise, markets, industries, and geographic reach of Board members can be achieved and maintained;
•Willingness to devote the required amount of time to carry out the duties and responsibilities of Board membership;
•Commitment to serve on the Board for several years to develop knowledge about our business;
•Willingness to represent the best interests of all of our shareholders and objectively evaluate management performance;
and
•Involvement only in activities or interests that do not create a conflict with the Director’s responsibilities to the Company and its shareholders.
The Nominating and Corporate Governance Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members and periodically reviews and updates the criteria. In selecting Director nominees, the Board considers the personal characteristics, experience, and other criteria as set forth in our Corporate Governance
Guidelines, as well as the Company’s specific needs and the needs of our Board at the time.

HALLIBURTON	2026 Proxy Statement	15

Board Refreshment
The Board of Directors is responsible for filling Board vacancies when they occur, and for making sure regular Board refreshment occurs. The Company’s Corporate Governance Guidelines stipulate that each non-management Director shall retire from the Board immediately prior to the annual shareholder meeting that follows his or her 75th birthday.
The Board has delegated to the Nominating and Corporate Governance Committee the duty to select and recommend new candidates for approval. When called upon to fill a vacancy, this Committee considers all recommended candidates, and may retain an independent executive search firm to assist with candidate selection and review.
The Nominating and Corporate Governance Committee conducts an annual review of the overall composition of the Board to determine whether the current non-management Directors collectively represent an appropriate mix of experience, backgrounds, and expertise. Determination of expertise includes consideration of the following, among other factors: public company leadership, including C-suite experience; oil and natural gas experience, manufacturing, engineering, or technology experience; and experience relating to health, safety, the environment, and sustainability. In addition, the
Nominating and Corporate Governance Committee periodically reviews a running list of potential director candidates at the
Committee meetings to review candidate availability and interest, along with the match of those candidates to upcoming experience and expertise needs.

The Board Refreshment Process
Step 3
Step 2
Step 5
Step 1
Step 4

Identify Candidates	Consider Recommendations	Review qualifications	Interview candidates	Nominate candidates
•Board considers
whether additional
members would
enhance oversight,
experience,
breadth of
backgrounds,
geographic reach,
and other activities
•Board and
Management
review our skills
matrix and study
areas where new
expertise may be
additive
•Board and
Management use
searches and
referrals to identify
candidates
•The Nominating and Corporate Governance Committee considers candidates •Recommendations come from the current Directors, our Management team, our shareholders, and outside executive search firms
•Candidates’
qualifications are
reviewed using the
Board’s
membership
criteria
•This includes
review of each
candidate’s
experience,
expertise, personal
background, and
other factors
•This process is
used to discern
whether the
candidate will
contribute value-
additive skills and
expertise
•A consolidated list of candidates is interviewed by: •Nominating and Corporate Governance Committee •Other Board members •Management team members
•The Nominating
and Corporate
Governance
Committee selects
the candidate(s)
they deem best
qualified to serve
the interests of
Halliburton’s
shareholders and
possess skills and
expertise that
strengthen our
Board
•The Committee
recommends the
candidate(s) for
approval of the full
Board

16	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Board Refreshment and Succession in action
2022
2023-2024
2025-2026
2027-2028
2029+

Tobi M. Edwards Young and Earl M. Cummings joined in 2022	Janet Weiss and Maurice S. Smith joined in 2023	Timothy A. Leach joined in 2025 and J. Shannon Slocum joined in 2026	Multiple anticipated retirements and possible director addition(s)	Anticipated retirement and possible director addition

Early retirement of Mr. Patel in 2025 and retirement of Mr. Alan Bennett in 2026

	Tobi M. Edwards Young appointed Nominating and Corporate Governance Committee Chair, May 2024	Earl Cummings appointed Audit Committee Chair, February 2025
Janet Weiss appointed HSE Committee Chair, May 2025
Janet Weiss,
Health, Safety,
and Environment
Committee Chair,
May 2025
Tobi M. Edwards
Young,
Nominating and
Corporate
Governance
Committee Chair,
May 2024
Earl Cummings,
Audit Committee
Chair,
February 2025
Ms. Young’s past work experience
in governance has given her a
clear and compelling vision for
board composition, emphasizing
the importance of cognitive
diversity and global perspectives,
noting that Halliburton’s operations
across 70+ countries require a
board that can navigate complex
geopolitical and regulatory
environments. This reflects her
strategic mindset and ability to
align governance and enterprise-
wise risk and opportunity.
Mr. Cummings brings financial
expertise and strategic oversight to
Halliburton’s Audit Committee. His
leadership spans capital raising,
due diligence, asset management,
and investor relations - core
disciplines that directly support
Halliburton’s commitment to
financial transparency and
operational excellence. His proven
track record and disciplined
approach reinforce our confidence
in the integrity of our financial
governance and our dedication to
delivering long-term shareholder
value.
As the former president of BP
Alaska’s operation, Ms. Weiss
provides hands on, in the field
executive experience in the daily
operational and health, safety,
and environmental requirements
needed to operate safely in the oil
and natural gas industry. Her
proven leadership aligns with
Halliburton’s global commitment
to safety performance,
sustainability strategies, service
quality, continuous improvement,
and regulatory compliance.

HALLIBURTON	2026 Proxy Statement	17

The Nominating and Corporate Governance Committee will consider candidates for Board membership recommended by
Board members, our management, and shareholders. The Committee may also retain an independent executive search firm to identify candidates for consideration and to gather additional information about the candidate’s background, experience, and reputation. A shareholder who wishes to recommend a candidate should notify our Corporate Secretary.
In anticipation of upcoming mandatory Director age retirements, our Board refreshment journey includes the enhancement of our Board with the addition of six Directors since 2022, each of whom provide a variety of experiences and expertise to the Board, and the refreshment and rotation of 3 of our 4 committee chairs.
With respect to Directors that have joined the Board since our most recent annual meeting, Mr. Leach joined the Board in
December 2025. Mr. Leach is a widely respected leader in the oil and gas business, bringing decades and deep expertise in upstream operations, strategic planning, and corporate governance. Mr. Slocum joined the Board in January 2026, as a management director, concurrent with his appointment as Executive Vice President and Chief Operating Officer, bringing global operations experience and proven leadership to help Halliburton maximize asset value for its customers.
With several of our Directors reaching mandatory retirement age, the Board continually evaluates whether additional
Directors would enhance the Board’s oversight, experience, breadth, and other attributes. Further, the addition of new
Directors, prior to Director retirements, presents an opportunity for those Directors to learn key positions before the retiring
Director’s departure. Specifically, Mr. Cummings assumed the role of Audit Committee chair in February 2025 and Ms.
Weiss assumed the role of Health, Safety, and Environment chair in May 2025, in anticipation of the approaching mandatory retirements of Mr. Bennett and Mr. Albrecht.

18	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Shareholder Engagement
Halliburton’s Board values continuous improvement. We prioritize regular engagement with our shareholders through consistent, open dialogue that helps us gather valuable feedback and ensures we are aware of investor viewpoints.
During the fall of 2025, we participated in off-season investor meetings to better understand our shareholder priorities and concerns prior to the proxy voting season. We offered to engage with our largest shareholders, as well as several others who had contacted Halliburton. We offered engagement to and communicated with shareholders representing approximately
61% of our shares as well as the two largest shareholder proxy advisors, Institutional Shareholder Services (ISS) and Glass
Lewis. As a result of this outreach, we hosted video-conferences with ten shareholders who represented approximately 35%
of our shares and proxy advisors ISS and Glass Lewis. These meetings included conversations with Halliburton senior management.
We provided our shareholder presentation to all of our largest shareholders and others who contacted Halliburton, even if they were unable to participate in a video call. Our 2025 updates to these materials highlighted the latest information about our business; our Board oversight and engagement; our executive compensation program; our people, health, safety, and the environment; and our approach to sustainable energy solutions. We also offered to follow up to discuss any questions or concerns. Our aim is to provide all shareholders the opportunity to communicate their expectations and stay abreast of our activities, regardless of whether they are able to attend a formal meeting.
In addition to providing an off-season investor engagement program, we solicited additional shareholder feedback with our annual and quarterly reporting, earnings conference calls, and investor meetings. We also conducted outreach to investment research analysts and other parties who are not shareholders, but who have interest in and offer feedback about
Halliburton’s activities. As part of these campaigns, Halliburton’s senior management and Investor Relations team hosted regular meetings and conference calls. In 2025, we participated in 14 sell-side conferences, one non-deal roadshow, and
302 investor meetings.
Our senior management presented shareholder feedback to the Board of Directors for discussion and consideration as part of its oversight responsibility.
Communication to the Board
To foster better communication from our shareholders and other interested persons, we maintain a process for shareholders and others to communicate with the Audit Committee and the Board. The process has been approved by both the Audit
Committee and the Board and meets the requirements of the NYSE and SEC. The methods of communication with the
Board include telephone, mail, and e-mail.

888.312.2692 or 770.613.6348	Board of Directors c/o Code of Business Conduct Halliburton Company P.O. Box 2625 Houston, TX 77252-2625 USA	BoardofDirectors@halliburton.com
Our compliance team reviews all communications directed to the Audit Committee and the Board. The chair of the Audit
Committee is promptly notified of any significant communication involving accounting, internal accounting controls, or auditing matters. The Lead Independent Director is promptly notified of any other significant communication, and any communications addressed to a named Director are promptly sent to that Director. Copies of all communications are available for review by any Director. Communications may be made anonymously or confidentially. Confidentiality shall be maintained unless disclosure is:
•required or advisable in connection with any governmental investigation or report;
•in the interests of Halliburton, consistent with the goals of our Code of Business Conduct; or
•required or advisable in our legal defense of a matter.
Information regarding these methods of communication is available on our website at www.halliburton.com.

HALLIBURTON	2026 Proxy Statement	19

Proposal No. 1 Election of Directors
In considering whether a current Director should be nominated for election as a Director, the Nominating and Corporate
Governance Committee and the Board considered, among other matters, the expertise and experience of the Director; the annual performance evaluation of the Director; the Director’s attendance at, preparation for, and engagement in Board and
Committee meetings; the experience of the Board; the tenure of the Director; and the overall distribution of tenure among
Directors to ensure sufficient experience with the Company’s operations, performance, technology, and cycles of the industry. Qualifications and experiences of our Directors are provided under Information about Nominees for Director.
The 12 nominees are all current Directors. If any nominee is unwilling or unable to serve, favorable and uninstructed proxies will be voted for a substitute nominee designated by the Board. If a suitable substitute is not available, the Board will reduce the number of Directors to be elected. Each nominee has indicated approval of his or her nomination and his or her willingness to serve if elected. The Directors elected will serve for the ensuing year and until their duly qualified successors are elected.
Vote Required
The affirmative vote of the majority of the votes cast by holders of shares of our common stock represented in person or by proxy and entitled to vote in the election of Directors is needed to approve the proposal.

AFTER CONSULTATION WITH THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE, THE BOARD
OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES
LISTED UNDER “INFORMATION ABOUT NOMINEES FOR DIRECTOR”.

20	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

BOARD COMPOSITION
The Halliburton Board of Directors represent an appropriate mix of experience and expertise. Determination of expertise includes consideration of the following, among other factors: public company leadership, including C-Suite experience; oil and natural gas experience; manufacturing, engineering, or technology experience; and experience relating to health, safety, the environment, and sustainability.

83%	7.3
Independence	Average Non-Management Director Tenure
NON-MANAGEMENT DIRECTOR QUALIFICATIONS AND EXPERIENCE

STRATEGIC SKILLS
Energy Industry Including Oil and Natural Gas	●	●	●		●	●	●		●
Science, Technology, and Engineering		●	●	●	●	●	●		●	●
Health, Safety, and Environment and Sustainability	●	●	●	●		●	●		●	●
Strategic Planning and Risk Oversight	●	●	●	●	●	●	●	●	●	●
International Business	●	●					●	●		●
CORE SKILLS
Corporate Governance, Legal, Compliance	●	●		●	●	●	●	●	●	●
Accounting/Finance	●	●					●	●
Information Technology and Cybersecurity			●	●		●			●	●
Senior Executive Experience & Board and Committee Leadership Experience	●	●	●	●	●	●	●	●	●	●
People and Talent Management	●	●	●	●	●	●	●	●	●	●
TENURE	11	10	7	4	14	0	17	3	3	4
Financial Expert
Albrecht
Leach
Al Khayyal
Cummings
Gerber
Banks
Smith
Malone
Weiss
Young

HALLIBURTON	2026 Proxy Statement	21

Information about Nominees for Director

Abdulaziz F. Al Khayyal Former Director and Senior Vice President of Industrial Relations, Saudi Aramco INDEPENDENT Age: 72 Director Since: 2014 Halliburton Committees •Audit •Health, Safety and Environment
Current Public Company Directorships
•Marathon Petroleum Corporation
(since 2016)
Former Public Company Directorships
(within last five years):
•None
Other Directorships and Memberships
•Chairman, National Gas &
Industrialization Company, Saudi Arabia

Mr. Al Khayyal has exceptional knowledge of the energy industry, including significant international experience, a thorough understanding of the geopolitics of the oil and natural gas business, and executive experience with the world’s largest producer of crude oil. Mr. Al Khayyal retired from a senior leadership role at Saudi Aramco in 2014 after more than three decades of service.
Skills and Qualifications
Energy Industry, International Business, Strategic Planning: Mr. Al Khayyal is the retired director and Senior Vice
President of Industrial Relations of Saudi Aramco. He held multiple senior roles of increasing responsibility during his career at Saudi Aramco, spanning from 1981 to 2014, including Senior Vice President, Refining, Marketing and International, and
Vice President, Corporate Planning. He worked across many facets of the company, including leadership roles in sales and marketing, human resources, corporate planning, and international operations. Mr. Al Khayyal had responsibility or worked for assets and facilities around the globe, including in Saudi Arabia and the Middle East, the United States, South Korea,
and the Philippines.
Technology/Engineering: Mr. Al Khayyal served in several engineering assignments early in his Saudi Aramco career and worked in several midstream and downstream positions. In addition to his 33-year career at Saudi Aramco, Mr. Al Khayyal attended University of California, Irvine, where he received his Bachelor of Science degree in mechanical engineering and an MBA.
Health, Safety & Environment and Sustainability: Mr. Al Khayyal held a wide range of managerial positions in oil and natural gas operations and maintenance, including as Saudi Aramco’s Senior Vice President, International Operations. While
in this role, he oversaw the daily operations including environmental, safety, and security concerns for 50,000 employees across the Saudi Aramco organization. This extensive, directly applicable industry expertise brings important context and perspectives to the work of our Health, Safety and Environment Committee.
Human Resources/Compensation: As Director of Personnel and later VP of Human Resources for three years at Saudi
Aramco, Mr. Al Khayyal was responsible for recruitment, hiring, training, benefits and compensation practices, and policies and procedures across its global workforce. He led the initiative to form a medical joint venture with Johns Hopkins to manage healthcare needs for Saudi Aramco’s 350,000 employees and dependents.
Legal/Regulatory/Public Policy: Mr. Al Khayyal currently serves as a board member for Marathon Petroleum and is Vice
Chair of the Sustainability and Public Policy Committee. As Senior Vice President of Industrial Relations, he had direct oversight of Saudi Aramco’s global government relations efforts.

22	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

William E. Albrecht President and CEO, Moncrief Energy, LLC INDEPENDENT Age: 74 Director Since: 2016 Halliburton Committees •Compensation •Health, Safety and Environment
Current Public Company Directorships
•Crescent Energy (since 2025)
Former Public Company Directorships
(within last five years):
•Lead Independent Director, Valaris Inc.
(2019-2021)
•Chairman of the Board, Vital Energy
(2020-2025)
Other Directorships and Memberships
•Director Certified, National Association of
Corporate Directors
•Board Leadership Fellow, National
Association of Corporate Directors

Mr. Albrecht has extensive experience in the oil and natural gas industry and executive experience with a public oil and natural gas exploration and production company and an international offshore drilling company. As the President and CEO of
Moncrief Energy, LLC, an independent oil and natural gas company, he has deep knowledge of the current dynamics in the
U.S. oil and natural gas industry. Additionally, Mr. Albrecht’s expertise in the field of engineering gives him technical understanding of Halliburton’s products, services, and customers.
Skills and Qualifications
Energy Industry, International Business, Strategic Planning: Mr. Albrecht has spent more than 40 years in leadership positions in the domestic oil and natural gas industry. Since 2021, he has been the President and CEO of Moncrief Energy.
Previously, Mr. Albrecht was Chairman of the Board of California Resources Corporation (CRC), an independent oil and natural gas company. He worked as Vice President at Occidental Petroleum and as President of Oxy Oil & Gas, Americas.
At Oxy, Mr. Albrecht had managerial oversight of its upstream assets. Prior to Oxy, Mr. Albrecht was an executive officer for domestic energy producer EOG Resources and a petroleum engineer for Tenneco Oil Company. Mr. Albrecht holds a Master of Science degree in systems management from the University of Southern California and a Bachelor of Science degree in engineering from the United States Military Academy at West Point.
Accounting/Finance: Over multiple decades in oil and natural gas industry leadership roles, Mr. Albrecht has led development and acquisition efforts at companies including Kelley Oil & Gas Corp., Contour Energy, EOG Resources, and
Occidental Petroleum. His responsibilities have included oversight and active engagement in accounting and finance matters at each assignment.
Health, Safety & Environment and Sustainability: As a petroleum engineer for Tenneco Oil Company, Mr. Albrecht had hands-on experience in health, safety, environmental (HSE), and sustainability efforts and knows what it takes to maintain a safe and sustainable workplace. As President of Oxy Oil and Gas USA and later President of Oxy Oil and Gas Americas, Mr.
Albrecht provided leadership and oversight on Oxy HSE performance and continuous improvement efforts.
Mergers & Acquisitions: Mr. Albrecht oversees strategy at Moncrief Energy. At EOG Resources, he served as Vice
President of Acquisitions and Engineering, where he had responsibility for acquisitions, divestitures, and the annual SEC year-end reserves report. As Chairman of the Board of Rowan Companies, Mr. Albrecht oversaw the 2018 merger of Rowan and Ensco. As Chairman of the Board at CRC, he oversaw asset acquisitions such as the 2018 Elk Hills oil field purchase from Chevron.
Human Resources/Compensation: As Chairman of the Board of CRC and as President and CEO of Moncrief Energy, Mr.
Albrecht gained significant industry experience regarding compensation and HR matters, such as recruitment and hiring, benefits, and training.

HALLIBURTON	2026 Proxy Statement	23

M. Katherine Banks Former President, Texas A&M University INDEPENDENT Age: 66 Director Since: 2019 Halliburton Committees •Health, Safety and Environment •Nominating and Corporate Governance
Current Public Company Directorships
•Peabody Energy (since 2023)
Former Public Company Directorships
(within last five years):
•None
Other Directorships and Memberships
•Elected Fellow of the American Society of
Engineers
•National Academy of Engineering

Dr. Banks has significant experience in engineering, technology, and academia, and she brings unique expertise in scientific lab management, safety, and nuclear security. Before retiring in 2023, Dr. Banks served as President of Texas A&M
University. She also served as Vice Chancellor of National Laboratories and National Security Strategic Initiatives for the
Texas A&M University System, where she provided oversight of the Los Alamos National Laboratory contract and the
George H.W. Bush Combat Development Complex at the RELLIS campus.
Skills and Qualifications
Strategic Planning: Dr. Banks has over 30 years of experience in academia and served as President of Texas A&M
University, one of the largest U.S. universities with more than 72,000 students and 10,000 faculty and staff members. Prior to becoming President, she served as the Dean of the College of Engineering for nine years at Texas A&M and Head of the
School of Civil Engineering at Purdue University. As governments and industries consider alternative forms of energy and as service companies consider additional products and services for emerging and alternative energy sources, Dr. Banks’
experience with engineering, technology, and nuclear security provides strategic insight into future opportunities.
Technology/Engineering, Energy Industry: Dr. Banks’ technical training includes a Bachelor of Science degree in environmental engineering from the University of Florida, a Master of Science degree in environmental engineering from the
University of North Carolina, and a Doctoral degree in civil and environmental engineering from Duke University. She has held numerous leadership positions in engineering schools, including serving as Vice Chancellor of Engineering and Dean of
Texas A&M’s College of Engineering. Dr. Banks is an Elected Fellow of the American Society of Civil Engineers and was
elected to the National Academy of Engineering. In addition to her leadership positions and national recognition in the field of engineering, she received Oil and Gas Investor’s 25 Influential Women in Energy Pinnacle Award in 2021.
Human Resources and Compensation: Given Halliburton’s focus on developing talent, Dr. Banks’ knowledge of the
American academic system is highly valuable to the Board’s discussions of talent recruitment, retention, and development.
Health, Safety & Environment and Sustainability: At Texas A&M, Dr. Banks helped establish the EnMed program, an innovative engineering medical school option created by Texas A&M University and Houston Methodist Hospital, designed to educate a new kind of physician who will create transformational technology for health care. Dr. Banks’ previous oversight of
Texas A&M’s Sustainability Master Plan provides unique perspectives and knowledge to the Board’s work to oversee our environment, social, and governance strategy at Halliburton.
Public Policy: Dr. Banks’ leadership positions included serving as Vice Chancellor of National Laboratories and National
Security Strategic Initiatives. In these capacities she has had significant engagement on matters of public policy.

24	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Earl M. Cummings Managing Partner, MCM Houston Properties, LLC INDEPENDENT Age: 61 Director Since: 2022 Halliburton Committees •Audit (Chair) •Health, Safety and Environment
Current Public Company Directorships
•None
Former Public Company Directorships
(within last five years):
•CenterPoint Energy (2020 - 2025)
Other Directorships and Memberships
•Texas Southern University, Jesse H.
Jones School of Business Advisory
Council Member
•Texas Children’s Hospital, Operations &
Planning Committee, and Compensation
Committee
•Texas Chairman Roundtable

Mr. Cummings has significant technical expertise, leadership in information technology solutions, experience with federal and state government issues, and deep entrepreneurship credentials needed for innovation in an evolving energy economy.
In addition, Mr. Cummings brings valuable expertise in business strategy, capital markets, and mergers and acquisitions.
Since 2013, Mr. Cummings has been the Managing Partner of MCM Houston Properties, a real estate fund that purchases, restores, and rents single-family residential properties in the Houston area.
Skills and Qualifications
Strategic Planning, Accounting/Finance: As Managing Partner of MCM Houston Properties, Mr. Cummings is responsible for executive leadership, capital raising, acquisition, and business and investment strategies of the fund and its assets. He has managed and sold more than 75,000 properties valued at over $5.5 billion. He is engaged in all phases of management and operation, including investor and finance relationships, project selection, due diligence, acquisition, asset management, portfolio optimization and disposition strategy, RFP preparation and response, vendor and talent selection, and political and government affairs. Mr. Cummings previously served on the Audit Committee of the CenterPoint Energy board of directors.
He received an MBA from Pepperdine University.
Technology/Engineering: Previously, Mr. Cummings served as Chief Executive Officer of The BTS Team, an information technology and staffing firm specializing in network, programming, database, and desktop support services. Additionally, Mr.
Cummings has served on the board of C-STEM Robotics, where he was founding Chairman of the Executive Board. He received a Bachelor of Business Administration degree in management information systems from the University of Houston.
Public Policy: At MCM, Mr. Cummings has extensive knowledge of and direct experience working with a variety of federal and state real estate issues, including federal contract administration, technical proposal preparation, partnership and mentoring agreements, Federal Acquisition Regulations, the Small Business Administration, and General Service
Administration.
Human Resources/Compensation: Mr. Cummings has direct HR and compensation experience through his former directorship at CenterPoint Energy, where he previously served on the Compensation Committee.
Health, Safety & Environment and Sustainability: Mr. Cummings is intimately familiar with the HSE requirements of a publicly traded company through his former work as the previous Chair of the Governance, Environment and Sustainability
Committee of the CenterPoint Energy board of directors.

HALLIBURTON	2026 Proxy Statement	25

Murry S. Gerber Former Executive Chairman of the Board, EQT Corporation INDEPENDENT Age: 73 Director Since: 2012 Halliburton Committees •Audit •Compensation (Chair)
Current Public Company Directorships
•BlackRock, Inc. (since 2000)
Former Public Company Directorships
(within last five years):
•Chairman, U.S. Steel, 2012 - 2025
Other Directorships and Memberships
•Board of Trustees, Pittsburgh Cultural
Trust

Mr. Gerber has extensive business experience in the energy industry, with specific subject matter expertise in the United
States (U.S.) unconventional oil and natural gas basins. Mr. Gerber’s public company board experience spans two decades and multiple sectors, giving him important insights and perspectives on commodity markets and financial markets.
Skills and Qualifications
Energy Industry, Strategic Planning, Accounting/Finance, Technology/Engineering: Mr. Gerber served as Executive
Chairman of EQT Corporation from 2010 until 2011, as its Chairman, President and CEO from 2000 to 2010, and before that as its President and CEO from 1998 to 2000. EQT is a large natural gas company in the United States with a focus in natural gas production, gathering, processing, and transmission, primarily in the Appalachian Basin. Prior to this, Mr. Gerber served as CEO of Coral Energy (now Shell Trading North America) and held oil and gas technical and management positions from 1978 to 1998. Mr. Gerber brings deep executive expertise managing and overseeing strategic, operational, and financial matters for large, complex enterprises. His experience as Lead Independent Director at BlackRock and as
Chair of the Audit Committee of United States Steel (before the 2025 purchase by Nippon Steel) provides valuable experience for the Halliburton Board. Mr. Gerber holds a Bachelor of Science degree in geology from Augustana College and a Master of Science degree in geology from the University of Illinois.
Legal/Regulatory/Public Policy: Mr. Gerber is intimately familiar with legal and regulatory issues in highly regulated industries through his work at EQT and as the Lead Independent Director of BlackRock. At EQT, he had daily oversight of public policy issues related to the oil and natural gas industry.
Mergers & Acquisitions: During his time leading EQT, Mr. Gerber oversaw the company’s growth from a local distribution company to the leading exploration and production company in the Appalachian Basin, investing $7 billion in the region.
Human Resources/Compensation: As President and CEO of EQT, Mr. Gerber had direct oversight of company HR and compensation plans, practices, and training and retention efforts.
Health, Safety & Environment and Sustainability: As head of a large oil and natural gas company, Mr. Gerber had responsibility for company HSE initiatives and performance. He understands the critical nature of HSE requirements and their importance to the success of the business. Mr. Gerber serves on the Nominating, Governance & Sustainability
Committee at BlackRock.

26	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Timothy A. Leach Former Chairman and Chief Executive Officer, Concho Resources Inc. INDEPENDENT Age: 66 Director Since: 2025 Halliburton Committees •Audit •Nominating and Corporate Governance
Current Public Company Directorships
•ConocoPhillips (since 2021)
Former Public Company Directorships
(within last five years):
•None
Other Directorships and Memberships
•Director Emeritus and Advisor to the
Board and Executive Committee of the
Permian Strategic Partnership
•Board of Visitors for The University of
Texas MD Anderson Cancer Center
•Board of the Scharbauer Foundation
•Advisory Board of the Caesar Kleberg
Wildlife Research Institute

Mr. Leach brings more than four decades of leadership in the oil and natural gas industry, including expertise in upstream operations, strategic planning, and corporate governance. He retired from ConocoPhillips in August 2025 after serving in several senior roles, including Executive Vice President, Lower 48, and Advisor to the Chief Executive Officer.
Skills and Qualifications
Energy Industry, International Business, Strategic Planning, Accounting/Finance: Mr. Leach served as Chairman and
Chief Executive Officer of Concho Resources Inc. from its founding in 2006 until its acquisition by ConocoPhillips in 2021.
He also held the role of President from 2009 to 2017. Prior to that, he led Concho Oil & Gas Corp. and a predecessor company to Concho Resources Inc., and held executive roles at Parker & Parsley. Mr. Leach holds a Bachelor of Science in petroleum engineering from Texas A&M University and a Master of Business Administration from the University of Texas of the Permian Basin.
Health, Safety & Environment and Sustainability: Throughout his career, Mr. Leach oversaw large-scale operations with a strong emphasis on safety, environmental stewardship, and sustainable development. His leadership at Concho and
ConocoPhillips included responsibility for HSE performance across diverse geographies and asset types.
Human Resources / Compensation: Mr. Leach’s executive roles included oversight of organizational development, talent strategy, and compensation planning. His experience managing workforce transitions during mergers and acquisitions provides valuable insight into HR and governance matters.
Legal / Regulatory / Public Policy: Mr. Leach has worked closely with regulatory bodies and industry groups throughout his career.

HALLIBURTON	2026 Proxy Statement	27

Robert A. Malone
Executive Chairman, President
and Chief Executive Officer, First
Sonora Bancshares, and The First
National Bank of Sonora, Texas
(dba Sonora Bank)
INDEPENDENT
Age: 74
Director Since: 2009
Lead Independent Director Since:
2018
Halliburton Committees
•Compensation
•Nominating and Corporate
Governance

Current Public Company Directorships
•Non-Executive Chairman of the Board,
Peabody Energy (since 2016) and
Director (since 2009)
•Teledyne Technologies (since 2015)
Former Public Company Directorships
(within last five years):
•BP Midstream Partners GP LLC, the
general partner of BP Midstream
(2017-2022)
Other Directorships and Memberships
•None

Mr. Malone has exceptional executive leadership experience, energy and natural resources industry expertise, and is highly experienced in crisis management, safety regulation compliance, and corporate restructuring. Mr. Malone is currently
Executive Chairman, President and CEO of First Sonora Bancshares, and of Sonora Bank. He held global leadership roles at BP plc, BP America Inc., and BP Shipping Ltd.
Skills and Qualifications
Accounting/Finance, Strategic Planning, Mergers & Acquisitions: In his current and prior roles, Mr. Malone has accrued years of experience setting and executing corporate strategy, leading acquisitions, and overseeing accounting and financial reporting processes. He brings important perspectives and context to the Board’s discussions of finance and capital allocation.
Energy Industry, Technology/Engineering: Prior to his current role at First Sonora, Mr. Malone was Executive Vice
President of BP and the Chairman of the Board and President of BP America, at the time the largest producer of oil and natural gas and the second-largest gasoline retailer in the United States. Prior to this, Mr. Malone was Chief Executive
Officer of BP Shipping and Alyeska Pipeline. Additionally, Mr. Malone serves as non-executive Chairman of the Board at
Peabody Energy and as a board member of Teledyne Technologies, which provides enabling technologies for industrial growth markets. Mr. Malone holds a Bachelor of Science degree in metallurgical engineering from The University of Texas at
El Paso and was an Alfred P. Sloan Fellow at the Massachusetts Institute of Technology where he earned a Master of
Science degree in management.
Legal/Regulatory/Public Policy: At BP, he led several efforts that required deep public policy, regulatory, and crisis management expertise, and he had direct oversight for the Law and Government Relations teams while at BP America.
Human Resources/Compensation: Mr. Malone’s executive leadership and board experience provides deep HR knowledge and insight from multiple industries. Through his work at Sonora Bank and BP, Mr. Malone brings knowledge on hiring, compensation, benefits, training, and retention matters that directly benefit our Board.
International Business: Mr. Malone lived abroad and conducted business around the world while at BP and BP Shipping.
This gives him deep perspective into the global energy industry.
Health, Safety & Environment and Sustainability: In his past roles within the global BP organization, Mr. Malone had strong operations experience, supported sustainability initiatives, and was responsible for HSE performance and improvement. He was a safety director and understands the day-to-day safety requirements for a global energy company.

28	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Jeffrey A. Miller Chairman of the Board, President and Chief Executive Officer, Halliburton Company NON-INDEPENDENT Age: 62 Director Since: 2014 Halliburton Committees •None
Current Public Company Directorships
•None
Former Public Company Directorships
(within last five years):
•None
Other Directorships and Memberships
•American Petroleum Institute
•National Petroleum Council
•Advisory Council, Texas A&M University
Dwight Look College of Engineering
•Board of Directors, Association of Former
Students of Texas A&M University
•The Council on Recovery Board of
Trustees
•Greater Houston Partnership
•Board of Directors, Friends of Bill Wilson
•Board of Directors, Arab-American
Bilateral chamber

Mr. Miller joined Halliburton in 1997, working in various leadership roles of increasing responsibility and oversight, including serving on our Board of Directors since 2014. From 2014 to 2017, he served as President and Chief Health, Safety and
Environment Officer. From 2017 to 2018, Mr. Miller served as President and CEO; beginning in 2019, he has served as
Halliburton’s Chairman of the Board, President and CEO.
Mr. Miller brings deep global energy industry expertise, executive and business development experience, and in-depth knowledge of Halliburton’s strategy, risks, human capital management programs, operations, and health, safety, and environment protocols. Mr. Miller holds a Bachelor of Science degree in agriculture and business from McNeese State
University and an MBA from Texas A&M University.
Skills and Qualifications
Energy Industry, Strategic Planning, International Business: Mr. Miller has extensive experience leading energy industry business efforts in every region of the world, including specific assignments living in Angola, Indonesia, Venezuela, and Dubai. He leads Halliburton’s strategy and direction. He previously served as Senior Vice President, Global Business
Development, and was responsible for Halliburton’s largest global customers.
Health, Safety & Environment and Sustainability: Mr. Miller leads the Company’s HSE and sustainability strategies and goals. He oversees Halliburton’s HSE efforts and understands the daily requirements for an energy company to operate safely. Through his leadership, Halliburton made “advance a sustainable energy future” a strategic company priority, and the
Company set and is achieving measurable sustainability targets that include reductions in Scope 1 emissions.
Accounting/Finance, Mergers & Acquisitions: Mr. Miller is a CPA and worked at a major accounting firm prior to
Halliburton. He has deep mergers and acquisitions experience, working closely on a number of significant acquisitions and divestitures. Through Mr. Miller’s guidance, Halliburton focuses on driving capital efficiency across the balance sheet.
Technology/Engineering: Through Mr. Miller’s leadership, Halliburton advances digital and automation in its and its customers’ operations to create more intelligent, remote, autonomous, and environmentally friendly operations throughout the energy industry. Under his direction, Halliburton develops and provides innovative technology solutions and is the leader in active U.S. patents granted to oil and natural gas service companies.
Human Resources/Compensation: In roles of increasing responsibility in locations around the world while at Halliburton,
Mr. Miller gained significant experience leading people and organizations. Through his various roles, Mr. Miller developed deep insight into and hands-on leadership in HR matters, such as recruitment and hiring, compensation, benefits, and training.

HALLIBURTON	2026 Proxy Statement	29

J. Shannon Slocum Executive Vice President and Chief Operating Officer, Halliburton Company NON-INDEPENDENT Age: 53 Director Since: 2026 Halliburton Committees •None	Current Public Company Directorships •None Former Public Company Directorships (within last five years): •None Other Directorships and Memberships •API Upstream Committee
Mr. Slocum joined Halliburton in 2005 and has served in leadership roles of increasing responsibility across global operations, technology, finance, and business development. He was appointed Executive Vice President and Chief
Operating Officer in 2026 and joined the Board of Directors the same year.
Early in his Halliburton career, Mr. Slocum helped transform Landmark’s software development model by establishing and expanding strategic partnerships in India. His software and international experience began before joining Halliburton, when he worked for BMC Software and helped establish its India development operations, including building an office in Pune.
Mr. Slocum has also held account management responsibilities for one of the world’s largest independent operating companies, strengthening customer engagement and deepening commercial relationships. He later joined Halliburton’s finance organization, where he led global credit and collections and oversaw receivables, assessing customer creditworthiness, and managing financial risk across international markets.
His international leadership experience includes serving as country manager in Azerbaijan and later as Vice President of
Indonesia, where he led operations for five years. He subsequently served as Vice President of Cementing; Senior Vice
President for the Europe, Eurasia, and Sub‑Saharan Africa region; Senior Vice President, Global Business Development and Marketing; and President of the Eastern Hemisphere from 2023 to 2025.
Mr. Slocum holds a Bachelor of Science degree in industrial technology from Lamar University.
Skills and Qualifications
Global Operations and Strategic Execution: Mr. Slocum brings extensive experience in managing complex multi-region operations, including country management roles in Azerbaijan and Indonesia. He directs Halliburton’s global execution strategy to maximize asset value for customers.
Technology, Digital, and Innovation: Deep background in global software development and technology relationships;
experience establishing development centers internationally and integrating digital innovation into operational strategy.
Business Development and Customer Engagement: Mr. Slocum led major global accounts, including one of the world’s largest independent operating companies, and developed initiatives and marketing strategies that strengthened Halliburton’s relationships with major customers and drove growth in key markets.
Health, Safety, and Environment (HSE): Mr. Slocum oversees HSE programs and ensures operational integrity across diverse environments. His leadership reinforces Halliburton’s focus on safe and sustainable energy operations.
Finance and Risk Management: Former leader of Halliburton’s global credit and collections organization with responsibility for credit assessment and financial risk oversight.
International Experience: Over two decades of operational and commercial leadership in the Eastern Hemisphere and
Latin America where he gained deep insight into global energy markets and operational requirements.

30	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Maurice S. Smith
Chairman, President & Chief
Executive Officer, Health Care
Service Corporation
INDEPENDENT
Age: 54
Director Since: 2023
Halliburton Committees
•Compensation
•Nominating and Corporate
Governance

Current Public Company Directorships
•Ventas Corporation (since 2021)
Former Public Company Directorships
(within last five years):
•None
Other Directorships and Memberships
•Chairman, Prime Therapeutics
•Board member, Blue Cross Blue Shield
Association
•Board member, America’s Health
Insurance Plans (AHIP)
•Deputy Chair, Federal Reserve Bank of
Chicago

Mr. Smith has extensive senior leadership experience in the health care industry, currently serving as the Chairman,
President and CEO of Health Care Service Corporation (HCSC), one of the largest U.S. health insurers. Mr. Smith began his career at HCSC in 1993 and has held positions of increasing responsibilities across a range of functions. He is Chairman of the Board of Prime Therapeutics (a privately held, partially owned subsidiary of HCSC with revenue of over $30 billion), a diversified pharmacy solutions organization serving health plans, employers, and government programs. Mr. Smith brings to our Board deep expertise in setting and executing long-term corporate strategy, identifying and implementing important growth initiatives, and overseeing financial operations and activities.
Skills and Qualifications
Strategic Planning, Accounting/Finance, Mergers & Acquisitions: Mr. Smith has held prominent leadership roles over the past three decades, with experience across sales, finance, strategy, operations, and government relations. Under his leadership as HCSC President (since 2019), CEO (since 2020), and formerly Vice Chair (2023-2025). During his tenure, Mr.
Smith has led HCSC’s largest membership expansion and business growth in the company’s nearly century-long history. He has delivered strong revenue and earnings growth and steered the company through an ever-evolving industry, including navigating the dynamic landscape created by a global pandemic and leading the acquisition of the Cigna Group’s Medicare businesses, which increased HCSC’s Medicare Advantage footprint from 5 to 30 states. Mr. Smith was President of Blue
Cross Blue Shield of Illinois, a division of HCSC, from 2015 to 2019. Previously, he directed the company’s investment and capital allocation strategies, capital structure, and financing activities, including important step-function growth initiatives such as the acquisition of Health Benefits and doubling HCSC’s Medicare Advantage geographic footprint. Through these efforts, HCSC has achieved annual revenues over $88 billion and employs more than 34,000 people. Mr. Smith’s board involvement with the Federal Reserve Bank of Chicago provides context for current and future economic conditions. Mr.
Smith earned a Bachelor of Arts degree in business administration from Roosevelt University and an MBA from Pepperdine
University.
Regulatory/Public Policy: With over 30 years in health care, Mr. Smith has gained invaluable experience with the trends, public policy matters, and direction of the industry. This experience enhances our Board’s understanding of complex legal, regulatory, and compliance risks relevant to the business.
Health, Safety & Environment and Sustainability: Under Mr. Smith’s leadership, HCSC has continued to advance its long-term impact by partnering with non-profits and local care providers to improve community health, create jobs, and operate in a responsible and sustainable manner. From this experience, Mr. Smith brings important context and perspectives to our boardroom that are invaluable in our oversight of sustainability initiatives and corporate social responsibility efforts.
Human Resources/Compensation: Mr. Smith is intimately familiar with HR issues such as hiring, benefits, retention, and training, having served as a leader at one of the largest U.S. health insurers.

HALLIBURTON	2026 Proxy Statement	31

Janet L. Weiss Former President, BP Alaska INDEPENDENT Age: 62 Director Since: 2023 Halliburton Committees •Audit •Health, Safety and Environment (chair)
Current Public Company Directorships
•Tourmaline Oil Corp. (since 2020)
Former Public Company Directorships
(within last five years):
•None
Other Directorships and Memberships
•Director, First National Bank Alaska
•Director, Northwest University

Ms. Weiss has substantial experience in the oil and natural gas industry, including serving as the President of BP Alaska.
Prior to that role, Ms. Weiss held numerous leadership positions at BP and ARCO. Through these experiences, Ms. Weiss gained and brings to our Board significant experience in engineering, management, health and safety, operations, and strategic planning, as well as invaluable insight and perspective on the operations and financial aspects of the global oil and natural gas industry.
Skills and Qualifications
Energy Industry, International Business, Strategic Planning, Accounting/Finance: Ms. Weiss retired in 2020 with more than 35 years of energy industry leadership experience. As President of BP Alaska, Ms. Weiss was responsible for BP’s
Alaska oil and natural gas exploration, development, and production activities, as well as its interests in the Trans-Alaska oil pipeline. Prior to that, she held key management positions throughout BP in North America and the UK. Ms. Weiss serves as a director at Tourmaline Oil, a publicly traded Canadian exploration and production company. Ms. Weiss also previously served on the audit committee of First National Bank of Alaska.
Technology/Engineering: Beginning her career in Alaska, Ms. Weiss worked as a process engineer, reservoir engineer, petroleum engineer, and reservoir engineering advisor. Her executive appointments have included VP of Special Projects for
BP Exploration & Production and VP for Unconventional Gas Technology. Her engineering background is valuable in discussions about Halliburton’s products and services strategy and the Board’s oversight of related risks. Ms. Weiss earned a Bachelor of Science degree in chemical engineering from Oklahoma State University.
Health, Safety & Environment and Sustainability: Ms. Weiss has hands-on experience with the daily operational and
HSE requirements needed to operate safely in the oil and natural gas industry. This includes roles as Vice President responsible for business delivery for fields in Wyoming and in the Gulf of Mexico Shelf, Reservoir Manager for fields in
Alaska, Strategy Manager for Alaska, and Director of Organizational Capability for BP’s Exploration and Production
Operations and HSSE staff of over 7,000 people. Ms. Weiss serves as a member of the Environment, Safety, and
Sustainability Committee of the Tourmaline board.
Human Resources/Compensation: As President of BP Alaska and in roles of increasing responsibility prior to that, Ms.
Weiss gained significant industry experience regarding compensation and HR matters, such as recruitment and hiring, benefits, and training.
Corporate Governance: Ms. Weiss has deep governance experience through her time at BP and serving on the boards of public, private, and academic entities. She brings valuable business and cultural perspectives from her global, multinational experience that will contribute meaningfully to the Board’s efforts.

32	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Tobi M. Edwards Young General Counsel, Saronic Technologies INDEPENDENT Age: 50 Director Since: 2022 Halliburton Committees •Compensation •Nominating and Corporate Governance (Chair)
Current Public Company Directorships
•None
Former Public Company Directorships
(within last five years):
•None
Other Directorships and Memberships
•Co-chair, Global Women’s Democracy
Network, International Republican
Institute

Ms. Young has extensive experience with legal and regulatory issues, policy-making, compliance, and corporate social responsibility, as well as valuable knowledge in technology and digital, including cybersecurity, data management, data privacy, artificial intelligence, and environment, social, and governance matters. Ms. Young serves as General Counsel for
Saronic Technologies. She has direct experience in the executive, legislative, and judicial branches of the federal government, bringing valuable public policy experience to the Board.
Skills and Qualifications
Legal/Regulatory/Public Policy: Ms. Young brings vast legal, regulatory, and compliance experience and expertise to our
Board. Currently Ms. Young is the General Counsel at Saronic Technologies. Formerly at Cognizant, Ms. Young served as
Senior Vice President of Legal and Chief Corporate Affairs Officer. Prior to this, Ms. Young served as a law clerk to U.S.
Supreme Court Associate Justice Neil M. Gorsuch from 2018 to 2019, as well as General Counsel and Board Secretary of the George W. Bush Foundation/Office of the Former President. Ms. Young also served as Associate White House Counsel and Special Assistant to President George W. Bush, as well as Press Secretary to U.S. Representative J.C. Watts, Jr. Ms.
Young holds a Bachelor of Arts degree from The George Washington University and a Juris Doctor from the University of
Mississippi School of Law.
Technology/Engineering: In her former role at Cognizant, Ms. Young addressed legal and regulatory issues related to compliance, artificial intelligence, global data privacy, cybersecurity standards, and environment, social, and governance matters, among other issues. Ms. Young previously served as a board member for the U.S. Chamber of Commerce
Litigation Center, the U.S.-India Business Council, which works to create an inclusive bilateral trade environment between the two countries, and for the Information Technology Industry Counsel, the IT industry’s global trade association. These organizations address emerging policy and litigation issues, such as data privacy, cybersecurity, accessibility, and sustainability, that surround technology advancement.
Health, Safety & Environment and Sustainability: Previously at Cognizant, Ms. Young oversaw the company’s corporate social responsibility portfolio focused on economic mobility, educational opportunities, health, and community sustainability, and she works closely on environment, social, and governance issues to develop policy and action on sustainability efforts.
Strategic Planning, Accounting/Finance, Mergers & Acquisitions/Global Business: Ms. Young has strong experience with strategic planning, mergers and acquisitions, and financial issues at Cognizant.

HALLIBURTON	2026 Proxy Statement	33

Directors’ Compensation
Directors’ Fees
All non-management Directors receive an annual retainer of $130,000, which has not increased since 2022. The Lead
Independent Director receives an additional annual retainer of $40,000, and the chair of each Committee receives an additional annual retainer for serving as chair as follows: Audit - $25,000; Compensation - $20,000; Health, Safety and
Environment - $20,000; and Nominating and Corporate Governance - $20,000. Non-management Directors are permitted to defer all or part of their fees under the Directors’ Deferred Compensation Plan.
Directors’ Equity Awards
All non-management Directors receive an annual equity award with a value of approximately $200,000, increased in 2025 from $185,000, consisting of restricted stock units (RSUs), each of which represents the right to receive a share of common stock at a future date. These annual awards are made in December. The actual number of RSUs is determined by dividing
$200,000 by the average of the closing price of our common stock on the NYSE on each business day during the month of
November. The value of the award on the date of the award may be more or less than $200,000 based on the methodology described above for determining the number of RSUs to be awarded. Non-management Directors are permitted to defer all of their RSUs under the Directors’ Deferred Compensation Plan.
Additionally, when a non-management Director first joins the Board, he or she receives an equity award shortly thereafter of
RSUs equal to a prorated value of the annual equity award of $200,000. The factor used to determine the prorated award is the number of whole months of service from the beginning of the month in which Board service begins to the following first of
December divided by 12. The number of RSUs awarded is determined by dividing the prorated award amount by the average of the closing price of our common stock on the NYSE on each business day during the full calendar month immediately preceding the date the Director joined the Board.
Directors may not sell, assign, otherwise transfer, or encumber restricted shares (which were previously granted to non-
management Directors) or RSUs until the restrictions are removed. Restrictions on RSUs lapse entirely on the first anniversary of the grant date with the applicable underlying shares of common stock distributed to the non-management
Director unless the Director elected to defer receipt of the shares under the Directors’ Deferred Compensation Plan. If a non-
management Director has a separation of service from the Board before completing the specified number of service years from the applicable award date, any unvested RSUs would be forfeited, unless the Board determines to accelerate vesting.
Restrictions on restricted shares and RSUs lapse following termination of Board service only under specified circumstances, which include death or disability, retirement under the Director mandatory retirement policy, or early retirement after at least four years of service.
During the restriction period, Directors have the right to (i) vote restricted shares, but not shares underlying RSUs, and (ii)
receive dividends or dividend equivalents in cash on restricted shares and RSUs that have not been deferred. RSUs that have been deferred receive dividend equivalents under the Directors’ Deferred Compensation Plan.
Directors’ Deferred Compensation Plan
The Directors’ Deferred Compensation Plan is a nonqualified deferred compensation plan and participation is completely voluntary. Under the plan, non-management Directors are permitted to defer all or part of their retainer fees and all of the shares of common stock underlying their RSUs when they vest. If a non-management Director elects to defer retainer fees under the plan, then the Director may elect to have his or her deferred fees accumulate under an interest-bearing account or translate on a quarterly basis into Halliburton common stock equivalent units (SEUs) under a stock equivalents account. If a non-management Director elects to defer receipt of the shares of common stock underlying his or her RSUs when they vest, then those shares are retained as deferred RSUs under the plan. The interest-bearing account is credited daily with interest at the prime rate of Citibank, N.A. The SEUs and deferred RSUs are credited quarterly with dividend equivalents based on the same dividend rate as Halliburton common stock, and those amounts are translated into additional SEUs or RSUs, respectively.

34	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

After a Director’s retirement, distributions under the plan are made to the Director in a single distribution or in annual installments over a five- or ten-year period as elected by the Director. Distributions under the interest-bearing account are made in cash, while distributions of SEUs under the stock equivalents account and deferred RSUs are made in shares of
Halliburton common stock. Messrs. Al Khayyal, Bennett, Patel, and Smith have deferred retainer fees under the plan. Dr.
Banks, Ms. Weiss and Messrs. Al Khayyal, Albrecht, Bennett, Cummings, Patel, and Smith have deferred RSUs under the plan.
Directors’ Stock Ownership Requirements
We have stock ownership requirements for all non-management Directors to further align their interests with our shareholders. All non-management Directors are required to own Halliburton common stock at least equal to the greater of
(i) the annual base retainer in effect on the date the non-management Director is first elected to the Board multiplied by five or (ii) $500,000. The Nominating and Corporate Governance Committee reviews the holdings of all non-management
Directors, which include restricted shares, other Halliburton common stock, SEUs, and RSUs owned by the Director, at each
May meeting. Each non-management Director has five years to meet the requirements, measured from the date he or she is first elected to the Board. Each non-management Director currently meets the stock ownership requirements or is on track to do so within the requisite five-year period.
Director Clawback Policy
We have adopted a supplemental recoupment policy under which we may seek, in appropriate cases, to recoup incentive-
based compensation, including both time- and performance-vesting awards paid to, awarded to, or credited for the benefit of a Director, if and to the extent that it is determined that, in connection with the performance of that Director’s duties, he or she breached his or her fiduciary duty through a knowing or reckless material violation of law; breached the Company’s
Code of Business Conduct in a matter that results in, or could reasonably expect to result in, material, reputational, or financial harm to the Company; or recklessly disregarded his or her duty to exercise reasonable oversight. We may also recoup incentive-based compensation if the Director is named as a defendant for such actions above, and we either determine that the action is not indemnifiable or the Director does not prevail at trial.
The disinterested members of the Board and the disinterested members of the Compensation Committee and the
Nominating and Corporate Governance Committee may be involved in reviewing, considering, and making determinations regarding the Director’s alleged conduct, whether recoupment is appropriate or required, and the type and amount of incentive compensation to be recouped from the Director.
There was no recoupment under the supplemental policy in 2025.

HALLIBURTON	2026 Proxy Statement	35

2025 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Abdulaziz F. Al Khayyal	130,000	212,948	24,405	60,948	428,301
William E. Albrecht	137,747	212,948	–	160,002	510,697
M. Katherine Banks	130,000	212,948	–	13,375	356,323
Earl M. Cummings	152,153	212,948	–	7,578	372,679
Murry S. Gerber	150,000	212,948	–	118,003	480,951
Timothy A. Leach (1)	10,598	212,948	–	112,500	336,046
Robert A. Malone	170,000	212,948	–	86,736	469,684
Maurice S. Smith	130,000	212,948	–	16,772	359,720
Janet L. Weiss	142,253	212,948	–	116,688	471,889
Tobi M. Edwards Young	150,000	212,948	–	5,268	368,216
Alan M. Bennett (2)	132,847	212,948	20,431	184,850	551,076
Bhavesh V. Patel (3)	50,357	–	1,661	27,140	79,158
(1) Mr. Leach joined the Board on December 2, 2025.
(2) Mr. Bennett will retire immediately prior to the 2026 Annual Meeting of Shareholders.
(3) Mr. Patel retired immediately prior to the 2025 Annual Meeting of Shareholders.
Fees Earned or Paid in Cash. The amounts in this column represent retainer fees earned or paid in fiscal year 2025. Refer to the section Directors’ Fees for information on annual retainer fees.
Stock Awards. The amounts in the Stock Awards column reflect the grant date fair value of RSUs awarded in 2025. We calculate the fair value of equity awards by multiplying the number of RSUs granted by the closing stock price as of the award’s grant date.
The number of restricted shares (RSAs), outstanding RSUs, deferred RSUs, and SEUs held at December 31, 2025, by non-
management Directors are:

Name	Restricted Shares	Outstanding RSUs	Deferred RSUs	SEUs
Abdulaziz F. Al Khayyal	–	–	79,227	19,427
William E. Albrecht	–	–	71,061	–
M. Katherine Banks	–	7,485	13,810	–
Earl M. Cummings	–	–	18,820	–
Murry S. Gerber	2,000	7,485	–	–
Timothy A. Leach	–	7,485	–	–
Robert A. Malone	14,843	7,485	–	–
Maurice S. Smith	–	–	22,873	12,941
Janet L. Weiss	–	–	13,750	–
Tobi M. Edwards Young	–	7,485	–	–
Alan M. Bennett	25,236	–	90,860	42,185
Bhavesh V. Patel	–	–	33,662	6,936
Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts in the Change in Pension
Value and Nonqualified Deferred Compensation Earnings column are attributable to the above-market earnings for cash deferrals to our nonqualified deferred compensation plan. The methodology for determining what constitutes above-market earnings is the difference between the interest rate as stated in the plan document and the Internal Revenue Service Annual
Long-Term 120% AFR rate as of December 31, 2025. The 120% Annual AFR rate used for determining above-market earnings in 2025 was 5.47%. The average Director earnings for the balances associated with the Directors’ Deferred
Compensation Plan were 7.83% for 2025. The average above-market earnings associated with this plan equaled 2.36%
(7.83% minus 5.47%) for 2025.

36	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

All Other Compensation. This column includes compensation related to the matching gift programs under the Halliburton
Foundation and for the Halliburton Political Action Committee (HALPAC), dividends or dividend equivalents on restricted shares or RSUs, and dividend equivalents associated with the Directors’ Deferred Compensation Plan.
Directors who participated in the matching gift program and the corresponding match provided by the Halliburton Foundation in 2025 are: Mr. Albrecht - $112,500; Mr. Bennett - $78,750; Mr. Gerber - $112,500; Mr. Leach - $112,500; Mr. Malone -
$67,500; Ms. Weiss - $112,500; and Ms. Young - $1,125.
HALPAC matching contributions are: Mr. Albrecht - $5,000; Mr. Bennett - $5,000; and Mr. Malone - $5,000.
Directors who received dividends or dividend equivalents on restricted shares or RSUs held on Halliburton record dates are:
Dr. Banks - $4,143; Mr. Bennett - $17,160; Mr. Gerber - $5,503; Mr. Malone - $14,236; and Ms. Young - $4,143.
Directors who received dividend equivalents attributable to their stock equivalents account under the Directors’ Deferred
Compensation Plan are: Mr. Al Khayyal - $12,987; Mr. Bennett - $28,201; Mr. Patel - $4,637; and Mr. Smith - $6,485.
Directors who received dividend equivalents attributable to their deferred RSUs under the Directors’ Deferred Compensation
Plan are: Mr. Al Khayyal - $47,960; Mr. Albrecht - $42,502; Dr. Banks - $9,232; Mr. Bennett - $55,738; Mr. Cummings -
$7,578; Mr. Patel - $22,503; Mr. Smith - $10,287; and Ms. Weiss - $4,188.
A Note About Charitable Giving and Matching. Halliburton believes charitable giving and charitable matching programs benefit the communities in which we live and work and are the right thing to do. These charitable gifts include a corporate match that all employees and Directors may access to direct giving to accredited colleges and universities, qualified medical institutions, and K-12 educational institutions. The employee and director gift amount subject to corporate match is capped at $20,000 for employees and $50,000 for directors.  The K-12 educational institution gift amount subject to corporate match is capped at $500 for matching purposes or up to $1,125 in corporate match. By matching charitable gifts to colleges and universities and K-12 educational institutions, we invest in the next generation and help build a sustainable pipeline of talent.
During shareholder engagement, our shareholders have provided feedback to us that investing in the future through giving to colleges and universities is one positive way to attract future employees. By matching charitable gifts to qualified medical institutions, we invest in the foundational medical support that allow the places where we live and work to thrive. For
Directors and officers who participate, the “All Other Compensation” column will include a calculation of the charitable match. Here are a few examples of matches: Directors make charitable contributions to support colleges and universities as we collectively work to improve recruiting and STEM programs, and also to Connecticut Children’s Foundation whose mission is to improve the physical, social, and emotional health of children. For Directors, the Halliburton Foundation matches personal contributions up to 2.25 times the amount contributed by the Director, with the matched funds paid directly to the college, university, or hospital or K-12 educational institution, not the Directors. Our Directors derive no personal benefit from these contributions. Neither the Halliburton Foundation nor we have made a charitable contribution, within the preceding three years, to any charitable organization in which a Director serves as an executive officer that exceeds in any single year the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues. Finally, if they choose to participate, the Halliburton Political Action Committee allows Directors to participate in HALPAC, and the
Company provides a dollar-for-dollar match on contributions over $100 annually, up to a $5,000 limit match to a 501(c)(3)
nonprofit organization of the contributor’s choice.

HALLIBURTON	2026 Proxy Statement	37

Stock Ownership Information
Delinquent Section 16(a) Reports
The Company believes, based on our records and review of filings with the SEC, that during the fiscal year ended
December 31, 2025, our Directors and executive officers complied with the filing requirements of Section 16(a) of the
Securities Exchange Act of 1934, with the exception of one late Form 3 for Stephanie Holzhauser due to delays in receiving filing codes from the SEC.
Ownership of Certain Beneficial Owners
The following table sets forth beneficial ownership information about persons or groups that own or have the right to acquire more than 5% of our common stock, based on information contained in Schedules 13G filed with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Capital Research Global Investors 333 South Hope Street, 55th Fl, Los Angeles, CA 90071	110,276,085	(1)	13.10%
The Vanguard Group 100 Vanguard Blvd, Malvern, PA 19355	105,244,143	(2)	11.92%
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	70,125,502	(3)	8.10%
State Street Corporation 1 Congress Street, Suite 1, Boston, MA 02114	55,117,076	(4)	6.16%
(1)Capital Research Global Investors is deemed to be the beneficial owner of 110,276,085 shares. Capital Research Global Investors has sole power to vote or to direct the vote of 110,264,733 shares and has sole power to dispose or to direct the disposition of 110,276,085 shares.
(2)The Vanguard Group is deemed to be the beneficial owner of 105,244,143 shares. The Vanguard Group has sole power to dispose or to direct the disposition of 101,295,699 shares. The Vanguard Group has shared power to vote or to direct the vote of 1,089,354 shares and has shared power to dispose or to direct the disposition of 3,948,444 shares.
(3)BlackRock, Inc. is deemed to be the beneficial owner of 70,125,502 shares. BlackRock, Inc. has sole power to vote or to direct the vote of 61,916,571 shares and has sole power to dispose or to direct the disposition of 70,125,502 shares.
(4)State Street Corporation is deemed to be the beneficial owner of 55,117,076 shares. State Street Corporation has shared power to vote or to direct the vote of 38,556,304 shares and has shared power to dispose or to direct the disposition of 55,082,867 shares.

38	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Ownership of Directors and Executive Officers
The following table sets forth information, as of March 9, 2026, regarding the beneficial ownership of our common stock by each Director, each Named Executive Officer, and by all Directors and executive officers as a group.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner or Number of Persons in Group	Sole Voting and Investment Power(1)	Shared Voting or Investment Power	Percent of Class
Abdulaziz F. Al Khayyal	0	–	*
William E. Albrecht	16,000	–	*
M. Katherine Banks	14,043	–	*
Van H. Beckwith	364,153	–	*
Alan M. Bennett	27,236	–	*
Eric J. Carre	287,680	–	*
Earl M. Cummings	16,057	–	*
Murry S. Gerber	580,689	–	*
Timothy A. Leach	0	–	*
Robert A. Malone	87,496	–	*
Jeffrey A. Miller	1,369,482	–	*
Mark J. Richard	591,339	–	*
J. Shannon Slocum	208,676	–	*
Maurice S. Smith	0	–	*
Janet L. Weiss	18,769	–	*
Tobi M. Edwards Young	21,375	–	*
Shares owned by all current Directors and executive officers as a group (22 persons)	4,742,722	–	*
*Less than 1% of shares outstanding.
(1)The table includes shares of common stock eligible for purchase pursuant to outstanding stock options within 60 days of March 9,
2026, for the following: Mr. Carre – 114,625; Mr. Miller – 198,000; Mr. Richard – 85,062; Mr. Slocum - 15,812; and five unnamed executive officers – 217,556. Until the options are exercised, these individuals will not have voting or investment power over the underlying shares of common stock but will only have the right to acquire beneficial ownership of the shares through exercise of their respective options. The table also includes restricted shares of common stock over which the individuals have voting power but no investment power.

HALLIBURTON	2026 Proxy Statement	39

Proposal No. 2  Ratification of Selection
of Principal Independent Public
Accountants
The Audit Committee is responsible for the appointment, compensation, retention, oversight of the work, and evaluation of the principal independent public accountants retained to audit our financial statements. The Audit Committee and Board have approved the selection of KPMG LLP as our principal independent public accountants to examine our financial statements and books and records for the year ending December 31, 2026, and a resolution will be presented at the Annual
Meeting to ratify this selection. The Audit Committee and Board believe that the continued retention of KPMG to serve as our principal independent public accountants for the year ending December 31, 2026, is in the best interests of Halliburton and our shareholders. Representatives of KPMG are expected to be present at the Annual Meeting and be available to respond to appropriate questions from shareholders.
KPMG began serving as our principal independent public accountants for the year ended December 31, 2002. The Audit
Committee routinely reviews the performance and retention of our independent public accountants, including an evaluation of service quality, the nature and extent of non-audit services, and other factors required to be considered when assessing independence from Halliburton and its management. The Audit Committee also periodically considers whether there should be a rotation of the principal independent public accountants and is involved in the selection of the principal independent public accountants’ lead engagement partner and the mandated rotation process of such partner.
Vote Required
The affirmative vote of the majority of the votes cast by holders of shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter is needed to approve the proposal.
Although the ratification of the appointment of our principal independent public accountants is not required to be submitted to a vote of shareholders, we value the opinions of our shareholders and believe that shareholder ratification of such appointment is a good corporate governance practice. If the shareholders do not ratify the appointment of KPMG, the Board will reconsider the appointment of independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG
LLP AS PRINCIPAL INDEPENDENT PUBLIC ACCOUNTANTS TO EXAMINE OUR FINANCIAL STATEMENTS AND
BOOKS AND RECORDS FOR THE YEAR ENDING DECEMBER 31, 2026.

40	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Audit Committee Report
We operate under a written charter, a copy of which is available on Halliburton’s website at www.halliburton.com. As required by the charter, we review and reassess the charter annually and recommend any changes to the Board for approval. We are also mindful of the observations provided in the Securities and Exchange Commission’s Statement on
Role of Audit Committees in Financial Reporting and Key Reminders Regarding Oversight Responsibilities.
Halliburton’s management is responsible for preparing Halliburton’s financial statements, and the principal independent public accountants are responsible for auditing those financial statements. The Audit Committee’s role is to provide oversight of management in carrying out management’s responsibility and to appoint, compensate, retain, oversee the work of, and evaluate the principal independent public accountants. The Audit Committee is not providing any expert or special assurance as to Halliburton’s financial statements or any professional certification as to the principal independent public accountants’ work.
In fulfilling our oversight role for the year ended December 31, 2025, we:
•reviewed and discussed Halliburton’s audited financial statements with management;
•discussed with KPMG LLP, Halliburton’s principal independent public accountants, the matters required by Auditing
Standard 1301 relating to the conduct of the audit;
•received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding KPMG’s independence;
•evaluated KPMG’s service quality; and
•discussed with KPMG its independence and reviewed other matters required to be considered under Securities and
Exchange Commission rules regarding KPMG’s independence.
Based on the foregoing, we recommended to the Board that the audited financial statements be included in Halliburton’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange
Commission.
THE AUDIT COMMITTEE
Abdulaziz F. Al Khayyal
Alan M. Bennett
Earl M. Cummings
Murry S. Gerber
Tobi M. Edwards Young

HALLIBURTON	2026 Proxy Statement	41

Fees Paid to KPMG LLP
During 2024 and 2025, we incurred the following fees for services performed by KPMG LLP.

	2024	2025
	(In millions)	(In millions)
Audit fees	$12.9	$13.1
Audit-related fees	0.5	0.5
Tax fees	0.6	0.9
All other fees	0.7	0.8
TOTAL	$14.7	$15.3
Audit Fees
Audit fees represent the aggregate fees for professional services rendered by KPMG for the integrated audit of our annual financial statements for the fiscal years ended December 31, 2024, and December 31, 2025. Audit fees also include the audits of many of our subsidiaries to comply with statutory requirements in foreign countries and reviews of our financial statements included in the Forms 10-Q we filed during fiscal years 2024 and 2025.
Audit-Related Fees
Audit-related fees were incurred for assurance and related services that are traditionally performed by the independent public accountants. These services primarily include attestation engagements required by contractual or regulatory provisions.
Tax Fees
The aggregate fees for tax services primarily consisted of international tax compliance, international tax advisory, and tax return services related to our expatriate employees. In 2024, tax compliance and advisory fees totaled $0.3 million and expatriate fees totaled $0.3 million, and in 2025 tax compliance and advisory fees totaled $0.9 million and expatriate tax fees were zero.
All Other Fees
All other fees are comprised of professional services rendered by KPMG related to nonrecurring miscellaneous services.
Fee Approval Policies and Procedures
The Audit Committee has established a written policy that requires the approval by the Audit Committee of all services provided by KPMG as the principal independent public accountants that examine our financial statements and books and records and of all audit services provided by other independent public accountants. Prior to engaging KPMG for the annual audit, the Audit Committee reviews a Principal Independent Public Accountants Auditor Services Plan. KPMG then performs services throughout the year as approved by the Committee. KPMG reviews with the Committee, at least quarterly, a projection of KPMG’s fees for the year. Periodically, the Audit Committee approves revisions to the plan if the Committee determines changes are warranted. Our Audit Committee also considered whether KPMG’s provision of tax services as reported above were compatible with maintaining KPMG’s independence as our principal independent public accountants.
All of the fees described above for services provided by KPMG were approved in accordance with the policy.

42	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Proposal No. 3  Advisory Approval of
Executive Compensation
Pursuant to Section 14A of the Securities Exchange Act of 1934, our shareholders have the opportunity to vote to approve, on an advisory basis, the compensation of our Named Executive Officers (NEOs) as disclosed in this proxy statement. As reaffirmed by our shareholders at the 2023 Annual Meeting of Shareholders, consistent with our Board’s recommendation, we submit this proposal for a non-binding vote on an annual basis.
As described in detail under Compensation Discussion and Analysis, our executive compensation program is designed to attract, motivate, and retain our NEOs, who are critical to our success. Under the program, our NEOs are rewarded for the achievement of specific annual, long-term, and strategic goals, corporate goals, and the realization of increased shareholder returns. Please read Compensation Discussion and Analysis for additional details about our executive compensation program, including information about the fiscal year 2025 compensation of our NEOs and our Board’s ongoing commitment to ensure that our program aligns with our long-term strategy and shareholder value creation.
The Compensation Committee reviews the compensation program for our NEOs to ensure the program achieves the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.
We believe our executive compensation program achieves the following objectives identified under Compensation
Discussion and Analysis:
•Provide a clear and direct relationship between executive pay and our performance on both a short-term and long-term basis;
•Target market competitive pay levels with a comparator peer group;
•Emphasize operating performance drivers;
•Link executive pay to measures that drive shareholder returns;
•Support our business strategies; and
•Maximize the return on our human resource investment.
We ask that our shareholders indicate their support for our compensation program as described in this proxy statement and vote “FOR” the following resolution at the Annual Meeting: “RESOLVED, that the compensation paid to Halliburton’s Named
Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation
Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved.”
Vote Required
The affirmative vote of the majority of the votes cast by holders of shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter is needed to approve the proposal.
Our Board and our Compensation Committee value the opinions of our shareholders. The say-on-pay vote is advisory and, therefore, not binding on us, our Board, or our Compensation Committee. However, the Compensation Committee considers shareholder feedback in its ongoing review of our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
Compensation Committee Report
We have reviewed and discussed the Compensation Discussion and Analysis with Company management and, based on such review and discussion, we recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
THE COMPENSATION COMMITTEE
William E. Albrecht
*Earl M. Cummings
Murry S. Gerber
Robert A. Malone
Maurice S. Smith
*Tobi M. Edwards Young
*At the February 2026 Board meetings, Ms. Young rotated onto the Compensation Committee, and Mr. Cummings rotated off of the
Compensation Committee.

HALLIBURTON	2026 Proxy Statement	43

Compensation Discussion and Analysis
To Our Valued Shareholders:
“Our executive compensation program is built on best-practice design and continues to deliver on its core purpose—driving superior returns and reinforcing Halliburton’s strong culture of execution. Its strength reflects the rigor of our performance metrics, the consistency of our governance, and the ongoing engagement with shareholders that reinforces alignment and accountability.”
Murry S. Gerber
Chair of the Compensation Committee
March 31, 2026
The approximately 94% say-on-pay support at the 2025 Annual Meeting reaffirms confidence in our approach, validating a framework that balances performance and investor expectations with the realities of a cyclical energy sector and positions leadership to navigate evolving market conditions.
In 2025, Halliburton delivered strong results, returning $1.6 billion to shareholders through dividends and share repurchases while generating $2.9 billion of operating cash flow, resulting in $1.9 billion in free cash flow. Despite macroeconomic headwinds, our senior leadership team navigated the environment with strategic precision, reducing gross debt by $382 million and further strengthening our balance sheet. While revenue declined year over year, our sustained Return on Capital
Employed (ROCE) performance over multi-year periods highlights the senior leadership team’s ability to drive financial discipline, operational excellence, and long-term value creation in a challenging market. Our executive compensation program is designed to reinforce this disciplined approach, ensuring senior leadership remains sharply focused on delivering sustainable performance and long-term shareholder value.
This year’s Compensation Discussion and Analysis (CD&A) summarizes the pay decisions made by the Compensation
Committee for Named Executive Officers (NEOs) for 2025 and reviews the ongoing shareholder engagement efforts that have helped shape our executive compensation program’s current structure and governance foundation.
As always, we appreciate the care you take in reading this year’s CD&A, and we are confident it demonstrates our commitment to continually strengthening our pay program structure and alignment with our shareholders’ interests.
Sincerely,
THE COMPENSATION COMMITTEE
William E. Albrecht
*Earl M. Cummings
Murry S. Gerber
Robert A. Malone
Maurice S. Smith
*Tobi M. Edwards Young
*At the February 2026 Board meetings, Ms. Young rotated onto the Compensation Committee, and Mr. Cummings rotated off of the
Compensation Committee.

44	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Shareholder Outreach and Board Activity
Halliburton prioritizes continuing engagement with its shareholders. Our ongoing and earnest engagement with long-term investors ensures that the Board and management understand investors’ views and provides our Compensation Committee with valuable feedback.
During the fall of 2025, we participated in off-season investor meetings to better understand shareholder priorities and concerns prior to the proxy voting season. We offered to engage with our largest shareholders, as well as several others who had contacted Halliburton. We offered engagement to and communicated with shareholders representing approximately
61% of our shares as well as the two largest shareholder proxy advisors, Institutional Shareholder Services (ISS) and Glass
Lewis. As a result of this outreach, we hosted video-conferences with ten shareholders who represented approximately 35%
of our shares and proxy advisors ISS and Glass Lewis. These meetings included conversations with Halliburton senior management. These efforts were conducted in addition to the 14 sell-side conferences, one non-deal roadshow, and 302 investor meetings, that are all part of our regular shareholder outreach cadence.
Management reviewed the previously disclosed updates to the Performance Peer Group with shareholders. Those discussions included a variety of topics including the relevance of the Philadelphia Oil Service Index (OSX) and
Performance Peer Group used for measuring relative performance to determine payouts under our Performance Unit
Program (PUP). The discussion noted that the OSX includes a much broader collection of energy services, and not simply oilfield services, and includes services such as liquified natural gas (LNG) and others while at the same time excluding oilfield services companies such as Baker Hughes Company and Liberty Energy Inc. The discussion also covered the importance of ensuring that Halliburton’s Performance Peer Group remains relevant and robust in a rapidly evolving business landscape, including as a service provider to the exploration and production industry, which is rapidly consolidating. Halliburton heard from shareholders general support for the new Performance Peer group and understanding about the OSX composition. The discussions with ISS and Glass Lewis included questions and answers about this shareholder feedback and general support for the new Performance Peer Group.
During these discussions in 2025, investors expressed high satisfaction with how Halliburton’s executive compensation program is structured today. At our 2025 Annual Meeting, approximately 94% of the votes cast for say-on-pay supported our executive compensation decisions. Shareholders made it clear that they are pleased with our ongoing responsiveness to their feedback, our overall compensation design, including the specific, measurable metrics in our Annual Performance Plan, and the use of relative Return on Capital Employed (ROCE) and Total Shareholder Return (TSR) in the PUP. Other than updating the Performance Peer Group used in the Performance Unit Program, we did not make any material changes to our program for 2025. The details of this update are discussed in the 2025 Performance Peer Group section of this CD&A.

HALLIBURTON	2026 Proxy Statement	45

Straight from the Boardroom:
Talking with Murry S. Gerber

Robust discussions with investors have led to meaningful and well-received changes to our executive compensation program. Below are the answers to recent representative shareholder questions from Murry S. Gerber, Chair of our Compensation Committee.

Q.What was the Compensation Committee’s reaction to the 2025 Annual Meeting, when over 94% of shareholders supported the 2025 say-on-pay proposal?
AWe were pleased to once again receive support from more than 90% of our shareholders. We believe strong support for the say-on-pay proposal in recent years has been due in large part to the Committee’s years of listening to shareholders, thoughtfully integrating feedback, and aligning our executive compensation program with investor expectations–without compromising our commitment to driving superior returns and balancing compensation against a competitive market for talent. Because this is a highly cyclical business, the Committee must maintain vigilance and awareness of competition for talent and associated compensation for it.
Regular engagement ensures we stay ahead of and understand any emerging investor concerns. We were also pleased that, during our engagement with shareholders during the fall of 2025, our largest shareholders made it clear that they are pleased with our overall compensation design.
QWhy were the 2025 financial performance targets under the Annual Performance Pay Plan set below 2024 actual results?
AFundamentally and first, this is without question a highly cyclical business that operates against a geopolitical backdrop that substantially influences the macro supply and demand balance for oil and gas.
The Annual Performance Pay Plan includes two key financial measures, Net Operating Profit After Taxes (NOPAT) and
Asset Turns, which together evaluate profitability, capital efficiency, and free cash flow generation. These metrics are fundamental to how Halliburton manages its business and reflect shareholder expectations for disciplined execution and sustained returns across market cycles.
When establishing the 2025 financial performance targets at the beginning of the year, the Compensation Committee reviewed the Company’s annual operating plan, market forecasts, and broader industry trends. Following two years of strong recovery, the Compensation Committee expected 2025 to reflect a more normalized operating environment.
Market indicators pointed to steady activity levels, continued capital discipline among customers, and pricing stability rather than further expansion. These conditions were expected to moderate revenue growth and margin performance, directly affecting the NOPAT and Asset Turns measures that drive plan outcomes.
In this context, the Compensation Committee determined that it was appropriate to set 2025 financial performance targets below 2024 actual results to ensure the targets represented realistic stretch performance—levels that remain challenging and demand continued focus on cost management, operational efficiency, and capital returns. The
Compensation Committee cannot and does not assume performance will rise mechanically each year; rather, it calibrates targets based on the conditions expected for the plan year, ensuring that they remain rigorous and aligned with the realities of the business and the broader industry. This approach is a natural consequence of operating in the oilfield services industry, and one that is tailored to our industry. In a cyclical market, the Board and Compensation
Committee evaluate a wide range of leading indicators for the forthcoming year and set financial performance targets that they believe appropriately challenge executive performance while remaining grounded in the expected and most realistic estimates for the operating landscape.
This approach is consistent with how the Compensation Committee has managed incentive design throughout the cycle. In periods of expansion, financial performance targets are set to drive improvement over already strong performance; during periods of normalization or contraction, they are established to preserve profitability, optimize asset utilization, and reinforce capital discipline. The Compensation Committee believes in setting realistic stretch targets, as evidenced during past industry downturns, when it established goals it believed to be achievable yet demanding, and in several years, those targets were not met. That experience underscores the Compensation Committee’s commitment to

46	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

maintaining rigor and credibility in incentive design and ensuring that the Annual Performance Pay Plan continues to support long-term shareholder value creation through changing market conditions.
To further illustrate that financial performance targets do not automatically increase in a cyclical business, despite the
2024-to-2025 financial targets and Halliburton’s strong relative performance versus peers, management did not earn a
NOPAT payout under the Annual Performance Pay Plan.
QWhy is Halliburton proposing to replenish shares under the Halliburton Company Stock and Incentive Plan
(SIP) and the Halliburton Employee Stock Purchase Plan (ESPP), and how do you address concerns about dilution?
AThese programs are essential to how we motivate, retain and align our people with long-term shareholder value. Equity ownership matters in our culture—from our executive leadership team to employees across the Company. At the same time, we are mindful of dilution and burn-rate impacts. When evaluating this proposal, we compared our projected dilution and historical burn-rate to other leading companies in the oilfield services sector. This is important because companies in our industry rely heavily on equity programs to attract and retain technical and operational talent, and investors typically assess dilution relative to these industry practices. We sized our request to keep Halliburton generally aligned with the levels we observed among peers, ensuring we remain within market norms while preserving programs that are critical to our ability to attract, retain, and engage the workforce that drives our performance.
QHow does the Compensation Committee determine Halliburton’s Comparator Peer Group?
AThe Compensation Committee applies a comprehensive and data-driven approach to developing Halliburton’s
Comparator Peer Group. Our objective is to create a peer set that reflects the size, scale, scope, and complexity of
Halliburton’s global operations and aligns with investor expectations for a disciplined and transparent evaluation process. The resulting group serves as a robust foundation for assessing the competitiveness, balance, and effectiveness of our executive compensation program.
Each year, with support from our independent compensation consultant, the Compensation Committee conducts a detailed review of the peer group to confirm that it continues to reflect companies comparable to Halliburton in business model, geographic reach, and operational complexity. The process begins with the existing peer group and expands to include potential peers identified through institutional investor research, management and Board input, and analysis of organizations that compete with Halliburton for business opportunities and leadership talent.
From this broader pool, the Compensation Committee conducts a structured, multi-factor screening process that considers a blend of financial, operational, and qualitative criteria, including revenue, market capitalization, employee base, industry affiliation (such as oilfield services, drilling, and related energy or industrial sectors), geographic footprint, operating characteristics, corporate headquarters location, and stock price correlation. The Compensation Committee also evaluates each company’s business complexity, global presence, and financial stability to ensure appropriate comparability. To maintain balance and relevance, the Compensation Committee focuses on companies of comparable scale and operational breadth—typically within a revenue range that aligns with Halliburton’s position in the market—
while retaining flexibility to include strategically important competitors whose size or structure differs but whose business dynamics or talent markets are directly relevant. This was the process that we followed in updating the
Performance Peer Group used in the Performance Unit Program this past year. (See page 44 for additional details on this change.)
Q.Did the Company hear anything during the fall 2025 engagement meetings that has the Committee contemplating any changes for 2026?
ANo. During the fall 2025 shareholder engagement cycle, investors expressed broad support for the structure and operation of Halliburton’s executive compensation program. Feedback reaffirmed confidence in the Compensation
Committee’s use of returns-based metrics, particularly ROCE under the PUP, as well as the continued emphasis on profitability, capital efficiency, and free cash flow generation under the Annual Performance Pay Plan. Investors also noted the value of the Company’s transparent disclosure and the Compensation Committee’s disciplined approach to target-setting across varying market conditions.

HALLIBURTON	2026 Proxy Statement	47

2025 CEO Compensation Overview
Determination of CEO Target Total Compensation
When determining target total compensation for the CEO, the Compensation Committee evaluates CEO compensation through various lenses to ensure that it is setting competitive total target compensation opportunities and approving actual compensation outcomes that are aligned with actual performance results and shareholder expectations.
Under our PUP, we use a mix of performance cash (50%) and performance stock (50%). This approach affects how we report executive compensation in the Summary Compensation Table, making it impractical to directly compare our executives’ actual reported pay with competitors who use 100% stock for long-term incentives—because under the SEC’s reporting rules, these two methods yield different disclosures. Specifically, performance cash is reported when paid and performance stock is reported when granted. This means that when we outperform our competitors, our reported pay can be materially higher than theirs even if their actual pay is the same or higher. In other words, to achieve a comparator like-for-
like compensation analysis, additional analysis is required.
Total target compensation for our CEO is structured to target market competitive pay levels in base salary and short- and long-term incentive opportunities relative to market pay levels for CEOs in our Comparator Peer Group. Total target compensation opportunities are set by the Compensation Committee at the beginning of each performance period and are intended to be forward looking. Because our philosophy places an emphasis on variable pay at risk, and also uses a mix of cash and stock for performance-based long-term incentives, actual pay results may be above or below the 50th percentile of our Comparator Peer Group depending on performance.
The chart below compares Mr. Miller’s last five years of total target compensation as approved by the Compensation
Committee to the total target compensation of our two largest peers in the oilfield sector:

CEO Total Target Compensation ($M)
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
16.0
13.8
14.0
15.6
16.6
16.4
$4.3
$4.3
$3.6
$2.3
$1.5
$3.5
$3.5
$3.0
$2.3
$1.5
$3.5
$3.5
$3.0
$2.4
$1.6
$4.0
$4.0
$3.4
$2.5
$1.7
$4.3
$4.3
$3.7
$2.6
$1.7
$8.2
$3.9
$2.6
$1.7
2021
2022
2023
2024
2025
2024 Direct Peer Average
Performance Stock
Performance Cash
Time Based Restricted Stock
Short Term Incentive (STI)
Base Salary

As shown above, Mr. Miller’s year-over-year increase in target total compensation reflects adjustments made in 2025 to align his compensation with our philosophy of targeting market median pay levels for our NEOs. Specifically, adjustments were made to the following pay elements for Mr. Miller:
•Base Salary - Increased from $1.65 million to $1.70 million in recognition of his performance and to align his total target direct compensation with the market median of our Comparator Peer Group.
•Short Term Incentive Target - Remained unchanged at 150% of base salary. The increase in STI target compensation noted above is a result of the increased salary for 2025.
•Long Term Incentive (LTI) Target - Increased by $928,000 to align with the market median LTI of our Comparator Peer
Group.

48	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

The Compensation Committee also considers the CEO’s performance and accomplishments in the areas of business development and expansion, management succession, development and retention of management, ethical leadership, and the achievement of financial and operational objectives. Each year, our CEO and the members of the Board agree upon a set of objectives addressing the following areas:
•Leadership and vision;
•Integrity;
•Keeping the Board informed on matters affecting Halliburton;
•Performance of the business;
•Development and implementation of initiatives that provide long-term economic benefits;
•Accomplishment of strategic objectives; and
•Development of management.
Other NEOs’ compensation is determined similarly by evaluating each NEO’s performance and considering the market competitive pay levels of the Comparator Peer Group for the NEO’s position. The Compensation Committee also considers the importance of keeping our management team focused and stable, especially given that other oilfield services companies have aggressively recruited our NEOs and other executives in the past, with more than thirty former Halliburton executives departing to become CEOs and/or senior executives of other oilfield services companies.

HALLIBURTON	2026 Proxy Statement	49

Individual Performance Highlights
The Board determined that Mr. Miller met these objectives in 2025 through the following achievements:

LEADERSHIP AND VISION
•Led the organization through the year with solid financial performance and strong operational excellence, with a relentless focus on safety, operational execution, customer collaboration, and service quality performance
•Prioritized stakeholder communication and maintained high visibility with employees, investors, and customers
•Continued focus on refreshment of the Board and facilitated successful Committee Chair transitions for the Health Safety and Environment Committee and Audit Committee

INTEGRITY
•Stressed and upheld Halliburton’s Code of Business Conduct (COBC), actively reinforcing our COBC as the “DNA”
underlying all our business strategy and execution through employee town halls and leadership meetings
•Advocated for the Local Ethics Officer program, which continues to be at the cutting edge of compliance initiatives
•Led efforts to reinforce core elements of our COBC and working the REDWay - responsibly, ethically, and diligently

KEEPING THE BOARD INFORMED
•Communicated regularly with the Board, providing updates on business issues and unfettered access to management and subject matter experts
•Promoted Board exposure through management presentations, field operations visits, and introductions to employees

PERFORMANCE OF THE BUSINESS
•Delivered total company revenue of $22.2 billion
•Generated $2.9 billion of operating cash flow, resulting in $1.9 billion of free cash flow in 2025
•Returned $1.6 billion of capital to shareholders through dividends and share repurchases, representing an 85% return of free cash flow
•Outperformed primary competitors on average ROCE over the three year period ended December 31, 2025
•Maintained unwavering commitment to our Health, Safety and Environment program

DEVELOP AND IMPLEMENT INITIATIVES THAT PROVIDE LONG-TERM ECONOMIC BENEFITS
•Established a strategic collaboration with a leading provider of distributed power and energy solutions, focused on delivering distributed power generation solutions for data centers worldwide, with the initial roll-out in the Middle East
•Maintained Company focus on accelerating deployment and integration of digital and automation technologies to maximize value and improve efficiency
•Continued commitment to operational excellence and efficiency through Continuous Improvement initiatives driving profitability, capacity, and greater flexibility

ACCOMPLISHMENT OF STRATEGIC OBJECTIVES
•Deployed key technologies to drive future growth and profitability
•Strengthened differentiation of hydraulic fracturing through technical showcases, increased deployment, and international fleet expansion
•Continued implementation, expansion, and successful deployments of our drilling technology platforms
•Advanced a sustainable energy future through efforts to convert the North America hydraulic fracturing fleet to lower emissions footprint and continued support of Halliburton Labs and prospect events

DEVELOPMENT OF MANAGEMENT
•Prioritized management exposure to the Board via spotlight presentations, continued commitment to our robust succession management process, and remained focused on talent development with an emphasis on long-term succession plans

50	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

2025 Performance Overview
Business Highlights
Our success throughout 2025 was a direct result of the hard work and dedication of our employees with relentless focus on safety, operational execution, customer collaboration, and service quality performance. In 2025, Halliburton delivered solid results through clear strategy and disciplined execution. We generated $22.2 billion in total company revenue, and we achieved another year of strong free cash flow through cost and capital discipline. Here are the highlights for 2025:
•Financial: Our total revenue decreased 3% in 2025 as compared to 2024. Our international revenue decreased 2% and our North America revenue decreased 6% in 2025 compared to 2024. Overall, our Completion and Production and Drilling
and Evaluation operating segments finished the year with 17% and 15% operating margins, respectively. We generated
$2.9 billion of cash flows from operations and retired $382 million of our 3.8% notes due November 2025.
•Capital efficiency: We developed technologies and made strategic choices that kept our capital expenditures at approximately 6% of revenue, which matched our target.
•Shareholder returns: We returned $1.6 billion of capital to shareholders through dividends and share repurchases, which is consistent with our capital returns framework.
•Sustainability: We continued progress toward a sustainable energy future by expanding Halliburton Labs’ 38 participant and alumni organizations, and achieving the milestone of 50% of our North American fracturing fleet transitioned to Zeus electric pumps.

Geographic Revenue Diversity
Revenue
(billions USD)

Middle East/Asia
26%
North America
41%
Latin America
18%
Europe/Africa/CIS
15%

$22.2
In 2025, international revenue was $13.1 billion, down 2% year over year, outperforming a 7% decline in rig count. North
America was $9.1 billion, down 6% year over year.

HALLIBURTON	2026 Proxy Statement	51

Cash Flow Execution
(billions USD)

$2.926
$1.857
$1.007
$0.579
$0.382
Operating Cash Flow
Free Cash Flow
Share Repurchases
Dividends
Debt Repayment

During 2025, we generated $2.926 billion of operating cash flow and had $1.254 billion of capital expenditures and $185 million of proceeds from sales of property, plant, and equipment, resulting in $1.857 billion of free cash flow*. This demonstrates our ability to generate strong free cash flow for our shareholders. We returned approximately $1.6 billion of capital to shareholders through share repurchases and dividends.
*Free cash flow is a non-GAAP measure which is calculated as “Total cash flows provided by operating activities (operating cash flow)”
less “capital expenditures” plus “proceeds from the sale of property, plant, and equipment.” Management considers free cash flow an important indicator of the company’s liquidity, as it helps both investors and management evaluate the business’s ability to generate cash. See Appendix D for  reconciliation to U.S. GAAP.

Debt Reduction Progress
Gross Debt
(billions USD)
Halliburton has strengthened its balance sheet, reducing gross debt by $382 million during 2025.

52	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

We delivered strong ROCE performance over the three- and five-year periods ending December 31, 2025, relative to our two largest competitors and our Performance Peer Group. The details are depicted in the chart below:
Return on Capital Employed (ROCE)
(in percentage)

HALLIBURTON	2026 Proxy Statement	53

The Foundation of Our Executive Compensation Program
2025 Named Executive Officers

Name	Age	Current Occupation
Jeffrey A. Miller	62	Chairman of the Board, President and Chief Executive Officer
Eric J. Carre	60	Executive Vice President and Chief Financial Officer
Van H. Beckwith	61	Executive Vice President, Secretary and Chief Legal Officer
Mark J. Richard	64	Special Advisor to CEO
J. Shannon Slocum	53	Director, Executive Vice President and Chief Operating Officer
Our Executive Compensation Program Objectives
Our executive compensation program is designed to achieve the following objectives:
•Provide a clear and direct relationship between executive pay and our performance on both a short-term and long-term basis;
•Target market competitive pay levels with a comparator peer group;
•Emphasize operating performance drivers;
•Link executive pay to measures that drive shareholder returns;
•Support our business strategies; and
•Maximize the return on our human resource investment.
Good Compensation Governance Practices At-A-Glance

What We Do	What We Don’t Do
Use a mix of relative and absolute financial metrics	No repricing of underwater stock options
Structure the majority of total direct compensation opportunity to be performance-based, at-risk, and long-term	No excessive perquisites
Deliver rewards that are based on the achievement of long-term objectives and the creation of shareholder value	No guaranteed bonuses or uncapped incentives
Maintain a clawback policy in the event of a material financial restatement	No single trigger vesting upon a change of control
Maintain robust executive and Director stock ownership requirements	No excise tax gross-ups
Use an independent, external compensation consultant	No hedging or pledging of company securities by executives and Directors
Benchmark against a relevant group of peer companies	No buyout or exchange of underwater options
Ensure rigorous oversight of incentive metrics, goals, and the pay-for-performance relationship	No special or one-time stock grants for internal promotions
Hold an annual say-on-pay vote	No liberal share counting or recycling

54	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Elements of our Executive Compensation Program for 2025
Halliburton’s executive compensation program for the 2025 plan year was composed of base salary, a short-term incentive, and long-term incentives as described below:

	Reward Element	Objective	Key Features	How Award Value is Determined	2025 Decisions
FIXED	Base Salary	To compensate executives based on their responsibilities, experience, and skill set.	Fixed element of compensation paid in cash.	Benchmarked against a group of comparably sized corporations and industry peers.	Base salary determinations varied by individual as noted on page 58.
AT RISK	Short-Term (Annual) Incentive	To motivate and incentivize performance over a one-year period.	Award value and measures are reviewed annually. Targets are set at the beginning of the period.	Performance measured against: •60% NOPAT •20% Asset Turns •20% Non-Financial Strategic Metrics	Award values were targeted at the market median for 2025.
	Long-Term Incentives	To motivate and incentivize sustained performance over the long-term. Aligns interests of our NEOs with long-term shareholders.	Value is delivered: •70% performance units measured over three years (½ in stock; ½ in cash) with relative TSR modifier •30% restricted stock
The 2025 performance
units measured
against ROCE
performance relative
to performance peers
and including a
relative TSR modifier.
Relative ROCE
performance required
for a target PUP
payout is set at the
55th percentile.
Payouts of the primary
metric (relative ROCE)
are capped at target if
average HAL ROCE
for the applicable
three-year
performance period is
negative.
Restricted stock grants
have time-based
vesting and value is
driven by our share
price.
Award values were targeted at the market median for 2025.

HALLIBURTON	2026 Proxy Statement	55

Compensation Mix
As illustrated below, the majority of our CEO’s and NEOs’ total direct compensation opportunity is performance-based, at-
risk, and long-term. The following graphs show the mix of total target direct compensation set for our CEO and NEOs for the
2025 plan year. As part of its process, the Compensation Committee makes decisions about target long-term incentive award opportunities for the following year during its regular December meeting.

# 2025 CEO Compensation Mix

Restricted Stock
22%
Base Salary
10%
Annual
Incentive
16%
Performance
Equity
26%
Performance
Cash
26%

90% At-Risk Compensation
74% Long-Term Incentives

# 2025 Other NEO Compensation Mix

Restricted Stock
19%
Base Salary
17%
Annual
Incentive
18%
Performance
Equity
23%
Performance
Cash
23%

83% At-Risk Compensation
65% Long-Term Incentives
Setting Executive Compensation
Role of the Compensation Committee
The Compensation Committee oversees the executive compensation program and has overall responsibility for making final decisions about total compensation for all of the NEOs, except for the CEO, whose compensation is set by the entire Board of Directors. As part of its annual process, the Compensation Committee works closely with senior management (as appropriate) and the Compensation Committee’s independent compensation consultant. This process ensures consistency from year to year and adherence to the responsibilities listed in the Committee’s Charter, which is available on our website.
The CEO does not provide recommendations concerning his own compensation, nor is he present when his compensation is discussed by the Compensation Committee. The Compensation Committee, with input from its independent compensation consultant, discusses the elements of his compensation in executive session and makes a recommendation to all non-
management Directors for discussion and final approval. At the Compensation Committee’s request, a member of management attends the executive session to answer questions.
The CEO, with input from the Compensation Committee’s independent compensation consultant, assists the Compensation
Committee in setting compensation for the other NEOs.

56	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Use of Independent Consultants and Advisors
The Compensation Committee engaged Pearl Meyer as its independent compensation consultant during 2025. Pearl Meyer does not provide any other services to us. The primary responsibilities of the independent compensation consultant are to:
•Provide independent and objective market data;
•Conduct compensation analysis;
•Recommend potential changes to the Comparator Peer Group and Performance Peer Group;
•Recommend plan design changes;
•Advise on risks associated with compensation plans; and
•Review and advise on pay programs and pay levels.
These services are provided as requested by the Compensation Committee throughout the year. Based on their review of our executive compensation program, Pearl Meyer concluded that our compensation plans do not appear to present any material risks to the Company or its shareholders.
Comparator and Performance Peer Companies
The Compensation Committee uses various market data to examine and set target compensation opportunities for the
NEOs, as well as to determine actual award payouts, to ensure that it provides competitive compensation opportunities and approves actual compensation outcomes that are aligned with shareholder expectations. In determining appropriate bases for comparison, the Compensation Committee and its external compensation consultant have considered the fact that we operate in an industry with very few direct peers of our size and reach. Additionally, many companies of our size and talent composition operate in industries that lack the cyclicality of our own. As a result, the Compensation Committee has determined that multiple peer groups should be employed, for specific purposes. We have discussed these peer groups with our shareholders, who are aware of the peer group construction challenges we face and are supportive of the groups we have developed. The following provides context for the different peer groups used to support the Compensation Committee’s process:

Comparator Peer Group — used to determine market levels of total compensation for the 2025 plan year.
Performance Peer Group — used to evaluate Halliburton’s relative performance for both ROCE and TSR over a three-year performance period for determining PUP payouts for the 2025 PUP Cycle. (See “2025 Performance Peer Group” below.)

Philadelphia Oil Service Index (OSX) — used to evaluate Halliburton’s relative TSR over a three-year period for determining the PUP payout for the 2023 PUP Cycle.
2025 Comparator Peer Group
The Compensation Committee regularly assesses the market competitiveness and effectiveness of the Company’s executive compensation program using a carefully constructed Comparator Peer Group. With support from its independent compensation consultant, the Compensation Committee conducts a comprehensive, data-driven review of the Comparator
Peer Group each year to confirm that it continues to reflect companies comparable to Halliburton in business model, operational scale, and global complexity.
The selection process begins with the existing Comparator Peer Group and expands to include potential comparators identified through institutional investor research, management and Board input, and independent analyses of companies that compete with Halliburton for business opportunities and leadership talent. The Compensation Committee applies a structured, multi-factor screening process informed by quantitative and qualitative data. Key considerations include revenue, market capitalization, number of employees, global impact and reach, operating characteristics, and corporate headquarters location. These factors are evaluated together to identify companies that share Halliburton’s scale, scope, and operating profile.
Industry affiliation is also an important consideration, particularly among companies engaged in oil and natural gas exploration, energy services, and related sectors. However, the Compensation Committee recognizes that many of
Halliburton’s direct industry peers are significantly smaller in size and scope. To ensure a meaningful comparison set, the
Compensation Committee includes strategically relevant companies outside the immediate oilfield services sector that exhibit comparable operational characteristics, capital intensity, and geographic reach.
The resulting Comparator Peer Group provides a balanced mix of energy and diversified industrial companies that reflect
Halliburton’s global footprint and business complexity, while maintaining sufficient industry relevance for evaluation. With support from its independent compensation consultant, the Compensation Committee reviews market data from public filings

HALLIBURTON	2026 Proxy Statement	57

and third-party compensation databases and adjusts for differences in company size, typically based on revenue, to ensure appropriate comparability.
The 2025 Comparator Peer Group was composed of the following peer companies within the energy industry, as well as selected companies representing general industry. The 2025 Comparator Peer Group is unchanged from 2024. This peer group was utilized to determine market levels of total compensation for the 2025 plan year:

3M Company	Hess Corporation
APA Corporation	Honeywell International Inc.
Baker Hughes Company	Johnson Controls International plc
Caterpillar Inc.	NOV Inc.
ConocoPhillips	Occidental Petroleum Corporation
Deere and Company	SLB N.V.
Emerson Electric Co.	Transocean Ltd.
Fluor Corporation	Weatherford International plc
Because of variances in market capitalization and revenue size among the companies comprising our Comparator Peer
Group, the market data is size adjusted by revenue as necessary so that it is comparable with our trailing 12-month revenue.
These adjusted values are used to compare our executives’ compensation to those of the Comparator Peer Group.
Total compensation for each NEO is structured to target market-competitive pay levels in base salary and short- and long-
term incentive opportunities. We also place an emphasis on variable pay at risk, which enables this compensation structure to position actual pay above or below the 50th percentile of our Comparator Peer Group depending on performance.
A consistent pre-tax, present value methodology is used in assessing stock-based and other long-term incentive awards.
The independent compensation consultant gathers and performs an analysis of market data for each NEO, comparing each of their individual components of compensation and total compensation to those of the Comparator Peer Group. This competitive analysis consists of comparing the market data of each of the pay elements and total compensation at the 25th,
50th, and 75th percentiles of the Comparator Peer Group to current compensation for each NEO.
2025 Performance Peer Group
For determining PUP award payouts, the Compensation Committee compares ROCE on a relative basis over three years to the results of a performance peer group it selects. The Performance Peer Group used for the PUP is reviewed annually by the Committee and is comprised of oilfield equipment and services companies and oil and gas contractors. This peer group is used for the PUP because these companies represent the timing, cyclicality, and volatility of the oil and natural gas industry and provide an appropriate industry group for measuring our relative performance.
The Compensation Committee, as part of its ongoing oversight, closely monitors industry trends and evaluates how changes might affect our executive compensation program. The ongoing consolidation in the exploration and production sector has emerged as a shared priority and a main topic of discussion for both the Compensation Committee and our shareholders.
During our 2024 shareholder outreach meetings, investors highlighted the potential impact of the ongoing consolidation on the relevance of our Performance Peer Group used for measuring relative performance to determine payouts under our
PUP. While no formal directives were given, these discussions underscored the importance of ensuring our Performance
Peer Group remains relevant and robust in a rapidly evolving business landscape. As such, a new performance peer group was implemented in 2025 for purposes of evaluating Halliburton’s relative performance for both the ROCE and relative TSR metrics. The new Performance Peer Group is as follows:

Baker Hughes Company	ProFrac Holding Corp.
Expro Group Holdings N.V.	RPC, Inc.
Helix Energy Solutions Group, Inc.	Seadrill Limited
Helmerich & Payne, Inc.	SLB N.V.
Liberty Energy Inc.	TechnipFMC plc
Noble Corporation plc	Transocean Ltd.
NOV Inc.	Weatherford International plc
Oceaneering International, Inc.	Valaris Limited
Patterson-UTI Energy, Inc.

58	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

With support from its independent compensation consultant, the Compensation Committee selected and approved the above-listed companies because they: (1) have similar cyclicality and capital investment structures as Halliburton; (2) are in oil and natural gas drilling or oil and natural gas equipment and services; (3) have greater than $1.0 billion market capitalization; and (4) have a U.S. exchange listing. Further consideration was also given to geography, operations, and size. When we previewed this new Performance Peer Group with investors during our 2024 shareholder outreach meetings, they were understanding and supportive of this change.
2025 Executive Compensation Outcomes in Detail
Base Salary
The Compensation Committee generally targets base salaries at the median of the Comparator Peer Group. The
Compensation Committee also considers the following factors when setting base salary:
•Level of responsibility;
•Experience in current role and equitable compensation relationships among internal peers;
•Performance and leadership; and
•External factors involving competitive positioning, general economic conditions, and marketplace compensation trends.
No specific formula is applied to determine the weight of each factor.
Salary reviews are conducted annually to evaluate each executive. Individual salaries are not necessarily adjusted each year.
The Compensation Committee reviewed the base salary of each of our NEOs, and upon review of the market data and other relevant factors, the Compensation Committee made the following adjustments to our NEOs’ base salaries effective January
1, 2025.

NEO	January 1, 2024	January 1, 2025
Mr. Miller	$1,650,000	$1,700,000
Mr. Carre	$910,000	$950,000
Mr. Beckwith	$835,000	$870,000
Mr. Richard	$950,000	$1,000,000
Mr. Slocum	$800,000	$925,000
Mr. Miller’s base salary was increased from $1.65 million to $1.70 million in recognition of his performance and to align his total target direct compensation with the market median of our Comparator Peer Group.
In connection with his promotion to President - Eastern Hemisphere, Mr. Slocum received a 33% increase to his base salary effective January 1, 2024. Despite this increase, his salary remained below the market median for this role. Consistent with its practice of aligning salaries to market over a multi-year period, the Committee increased Mr. Slocum’s 2025 base salary from $800,000 to $925,000 to more closely align his compensation with internal positioning and the market median of the
Comparator Peer Group.
Short-Term (Annual) Incentive
The Annual Performance Pay Plan is designed to provide executives and other key members of management the opportunity to earn an annual cash bonus based on the annual performance of the Company. The Annual Performance Pay
Plan places a significant percentage of each NEO’s annual cash compensation at risk and aligns the interests of executives and shareholders. It is administered in accordance with the terms of the Stock and Incentive Plan.

HALLIBURTON	2026 Proxy Statement	59

2025 Target Award Opportunities
Individual incentive award opportunities are established as a percentage of base salary at the beginning of the plan year based on market-competitive targets. The maximum award a NEO can receive is limited to two times the target opportunity level. The level of achievement of annual performance determines the dollar amount of incentive compensation payable to participants following completion of the plan year. The Compensation Committee set incentive award opportunities under the plan for 2025, which remained unchanged from 2024 levels for all NEOs:

NEO	Threshold	Target	Maximum
Mr. Miller	48%	150%	300%
Mr. Carre	32%	100%	200%
Mr. Beckwith	32%	100%	200%
Mr. Richard	35%	110%	220%
Mr. Slocum	35%	110%	220%
Threshold, Target, and Maximum opportunity dollar amounts can be found in the Grants of Plan-Based Awards in Fiscal
2025 table.
2025 Plan Structure At-A-Glance
During our extensive shareholder outreach efforts over the years, we heard the importance of directly linking compensation to demonstrated progress on our strategic priorities through objective and measurable goals. As a result, the structure of the
Annual Performance Pay Plan holds our NEOs accountable for making progress towards and then achieving specific
Financial Metrics, which comprise 80% of the annual plan structure. Additionally, our NEOs are incentivized to drive progress on business-relevant non-financial metrics that support our long-term strategy. These Non-Financial Strategic
Metrics comprise 20% of the annual plan structure. The 2025 Annual Performance Pay Plan is structured as follows:

	Financial Metrics 80%		Non-Financial Strategic Metrics 20%
Measures	Net Operating Profit After-Taxes (NOPAT)	Asset Turns	GHG Emissions Reduction Performance	Our People Performance
Weights	60%	20%	15%	5%
Rationale/ Shareholder Alignment	Places emphasis on free cash flow and capital discipline		Links directly to our key sustainable energy and our strategic people priorities

60	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

2025 Financial Metrics
For 2025, as discussed above, financial performance under the Annual Performance Pay Plan was based on the achievement of pre-established performance metrics: Net Operating Profit After-Taxes (NOPAT) and Asset Turns. The
Compensation Committee selected these metrics because they are key financial measures upon which we set our performance expectations for the year and place an increased emphasis on free cash flow and capital discipline, as preferred by our shareholders.

NOPAT = Net Operating Profit After Taxes

OPERATING INCOME

	+	Interest Income
	+	Other Nonoperating Income (Expense), Net
=		NET OPERATING PROFIT
	-	Income Taxes
=		NET OPERATING PROFIT AFTER TAXES

ASSET TURNS = Revenue/Net Invested Capital

Average Net Assets(1)
	-	Average Net Liabilities(2)
=		NET INVESTED CAPITAL

(1)Average Net Assets excludes cash and marketable investments, and current and non-current deferred income tax assets.
(2)Average Net Liabilities excludes current and long-term debt, which includes finance lease liabilities, and non-current deferred income tax liability.
Adjustments in the calculation of NOPAT and Asset Turns may, at times, be approved by the Compensation Committee and can include the treatment of unusual items that may have impacted our actual results.
At the beginning of each plan year, the Compensation Committee approves an incentive award schedule that equates levels of performance with cash reward opportunities. The performance goals range from “Threshold” to “Target” to “Maximum”.
Threshold reflects the minimum performance level that must be achieved for an award to be earned and Maximum reflects the maximum award that can be earned.
Traditionally, the performance goals are based on our annual operating plan, as reviewed and approved by our Board, and are set at levels to meet or exceed shareholder expectations of our performance, as well as expectations of our performance relative to our competitors. Given the cyclical nature of our business, our performance goals vary from year to year, reflecting goals that are consistently rigorous but also reflective of the commodity price environment in which our industry operates. The Compensation Committee may also consider other business performance factors that are important to our investors, including health, safety, environment, and service quality, in determining the final payout amounts under the
Annual Performance Pay Plan.

HALLIBURTON	2026 Proxy Statement	61

2025 Non-Financial Strategic Metrics
The 2025 metrics for the Annual Performance Pay Plan include Non-Financial Strategic Metrics focused on two categories:
sustainability (specifically greenhouse gas (GHG) emissions reduction performance) and our people. The Compensation
Committee selected these categories and their respective metrics and goals at the beginning of the year to intentionally reflect the Company’s strategy and perspective: the sustainability of our business, the reduction in environmental impacts, and the enhancement of the economic and social well-being of our employees and the communities in which we live and work are critical to our success. As such, each goal is also aligned with and measured against key principles designed to guide the NEOs’ decisions and actions throughout the year.
The Non-Financial Strategic Metrics are binary and limited to a Target award. Award opportunities for each category are 5%
or 10% depending on the number of goals met. The specific metrics, weights and goals in each category that were approved by the Board for 2025, as well as the actual achievement results, are outlined below:

2025 Metrics	Weight	Key Principles	2025 Goals	Achievement
Convert North America hydraulic fracturing fleet to lower emission footprint	10%	Because about 80% of our corporate Scope 1 and 2 GHG emissions are directly tied to hydraulic fracturing, our fleet mix will drive future emissions reduction by converting fleet to electric, and for emissions intensity, we will be transparent about the impact of our fleet transition.	Exit the year ≥ 9% increase in electric frac spreads	9.5%
Complete additional rounds of prospects for Halliburton Labs	5%
Through Halliburton Labs we invest our scaling
resources, experienced team members, and global
business network connections to help innovative
early stage energy and climate tech companies use
their time and capital efficiently to commercialize
new solutions and increase company valuation.
It provides Halliburton insight into the unmet needs
of the evolving value chains beyond our existing
business. Pitch days facilitate the Advisory Board
selection of program participants. Company
Showcase events provide existing Halliburton Labs
company participants an additional avenue to
showcase their progress and meet with prospective
equity capital providers.
			Complete three or more events (pitch days or demo days)	3
Ensure appropriate global workforce localization	5%	A workforce that is representative of the locations where we work is important to the countries in which we operate. We hire and develop local workforce talent, while providing opportunities for exposure to other parts of the world.	Greater than 90% of worldwide headcount localized	91%
2025 Performance Results
The performance goals and results are noted in the table below:

Category	Weight	Performance Measures	Threshold	Target	Maximum	Actual
Financial	60%	Net Operating Profit After Tax	$2.188B	$2.398B	$2.608B	$1.753B
	20%	Asset Turns	1.527	1.558	1.589	1.627
Non-Financial Strategic	15%	Sustainability				Achieved
	5%	Our People				Achieved
Based on the actual results presented in the table above, our NEOs received an overall payout of 65% of target for the
Annual Performance Pay Plan.

62	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Long-Term Incentives
The Stock and Incentive Plan is designed to reward consistent achievement of value creation and operating performance goals, align management with shareholder interests, and encourage long-term planning and commitment. Long-term incentives represent the largest component of total executive compensation opportunity.
Using a mix of incentive vehicles allows us to provide a diversified yet balanced long-term incentive program that effectively addresses volatility in our industry and in the stock market, in addition to incentivizing our management to meet performance goals. For the 2025 plan year, the Compensation Committee used the following combination of equity vehicles for long-term incentive grants:

Vehicle	Weighting	Purpose
Performance Units(1)	70% of Award	Rewards achievement of specific financial goals measured over a three-year performance period
Restricted Stock(2)	30% of Award	Supports leadership retention/stability objectives; five-year vesting period
(1)Performance units vest upon achievement of specific financial goals measured over a three-year performance period and are denominated 50% in cash and 50% in stock. Dividend equivalents are measured and vest based on the same performance conditions as the units denominated in stock. Accrued dividend equivalents that vest are paid out in cash.
(2)Restricted stock grants are generally subject to a graded vesting schedule of 20% per year over five years. However, different vesting schedules may be utilized at the discretion of the Compensation Committee. Shares of restricted stock receive dividends.
Individual Incentive Opportunities
In determining the size of long-term incentive awards, the Compensation Committee first considers market data for comparable positions and then may adjust the awards upwards or downwards based on the Compensation Committee’s review of internal equity. This can result in positions of similar scope receiving awards of varying size. Awards are targeted to the market median. Mr. Miller’s 2025 long-term incentive award was aligned with the market median of our Comparator Peer
Group.
As part of its process, the Compensation Committee reviews and makes decisions about target long-term incentive award opportunities for the following year during its regular December meeting. Stock grants are then determined by dividing the grant value by the average of the closing price of our common stock on the NYSE on each business day during the month of
December. The Compensation Committee reviews the final stock grant calculations again in January and determines final approval. For the 2025 plan year, the Compensation Committee approved restricted stock and performance share grants in
January 2025.
Individual incentive opportunities are established based on market references and the NEO’s role within the organization. In the Grants of Plan-Based Awards in Fiscal 2025 table, the Threshold, Target, and Maximum columns under the heading
Estimated Future Payouts Under Non-Equity Incentive Plan Awards indicate the potential cash payout for each NEO under the 2025 PUP cycle, and the Threshold, Target, and Maximum columns under the heading Estimated Future Payouts Under
Equity Incentive Plan Awards indicate the potential shares that can be earned by each NEO for the 2025 PUP cycle. The potential payouts are performance driven and completely at risk. Actual payouts and shares vesting, if any, will not be determined until the three-year cycle closes on December 31, 2027.
A Closer Look at the Performance Unit Program
The PUP provides NEOs and other selected executives with incentive opportunities based on our consolidated ROCE during a three-year performance period. This program reinforces our objectives for sustained long-term performance and value creation. It also reinforces strategic planning processes and balances short-and long-term decision making.
The program measures ROCE on a relative basis to the results of a performance peer group over three years. The 2025
Performance Peer Group used for the PUP is comprised of oilfield equipment and services companies and oil and gas contractors. This peer group is used for the PUP because these companies represent the timing, cyclicality, and volatility of the oil and natural gas industry and provide an appropriate industry group for measuring our relative performance. The 2025
Performance Peer Group is listed on page 57 of this CD&A.

HALLIBURTON	2026 Proxy Statement	63

The three-year performance period aligns this measurement with our and our Performance Peer Group’s business cycles.
ROCE indicates the efficiency and profitability of our capital investments and is determined based on the ratio of earnings divided by average capital employed. The calculation is as follows:

ROCE	=	Net income +	After-tax interest expense
		Shareholders’ equity (average of beginning and end of period)	+	Debt (average of beginning and end of period)

Why ROCE?
Highly correlated to stock price performance over the long-term, applying drivers that management can directly influence.	Strong support from our shareholders.
Aligned with our strategy of delivering industry- leading returns across the business cycle.	Eliminates the subjectivity inherent in setting long- term absolute targets in a cyclical industry.
Reinforces the Company’s objective for sustained long-term performance and value creation.	Provides our management team with a clear line of sight to long-term financial results.
Consistent with our executive compensation objectives and strategy to deliver leading returns in our industry, over the past ten years we delivered superior ROCE performance relative to our two largest competitors, and our Performance Peer
Group. We believe that this long-term focus on generating superior returns within our industry also correlates with our industry TSR outperformance over the same period of time.
2023 PUP Cycle
Performance Matrix
At the end of the three-year award cycle, the average ROCE of Halliburton and the Performance Peer Group will be calculated, and performance percentiles will be determined. Target performance for relative ROCE is set at the 55th percentile of the Performance Peer Group. Additionally, payout of the primary metric (relative ROCE) is capped at target when average Halliburton ROCE for the applicable three-year performance period is negative. If Halliburton’s relative performance ranking is between the 25th and 75th percentiles, the payout will be interpolated accordingly. If Halliburton’s relative performance ranking is below the 25th percentile, there will not be a payout.
The PUP also uses a relative TSR modifier that compares three-year performance against the constituents of the OSX and can increase or decrease the incentive opportunity payout by 25%, which adds a long-term performance component to the
PUP directly linked to stock price. For purposes of calculating TSR used in the modifier, a one-month averaging period is used beginning with the month preceding the performance period and ending with the last month of the performance period.
The modifier imposes an award penalty for bottom quartile performance and an incentive for top quartile performance. If the
TSR is in the upper quartile but negative, the TSR modifier will not apply.

64	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

The performance matrix for the 2023 PUP cycle is as follows:

			Relative TSR Modifier
		Unadjusted Incentive Opportunity(2)	Lower Quartile Performance ≤25th percentile	2nd/3rd Quartile Performance >25th percentile & <75th percentile	Upper Quartile Performance ≥75th percentile
				MULTIPLIER(3)
			75%	100%	125%
HAL ROCE Ranking(1) vs. Performance Peer Group	Below Threshold <25th percentile	0%	0% (0% x 75%)	0% (0% x 100%)	0% (0% x 125%)
	Threshold 25th percentile	25%	18.75% (25% x 75%)	25% (25% x 100%)	31.25% (25% x 125%)
	Target 55th percentile	100%	75% (100% x 75%)	100% (100% x 100%)	125% (100% x 125%)
	Challenge ≥75th percentile	200%	150% (200% x 75%)	200% (200% x 100%)	250% (200% x 125%)
(1)If Halliburton’s relative ROCE performance ranking is between the 25th and 75th percentiles, the payout will be interpolated accordingly.
(2)If Halliburton’s relative ROCE three-year average is negative, the payout will be capped at the target level. The TSR modifier still applies
(3)If TSR is in the upper quartile but negative, the TSR modifier will not apply.
Any awards earned at the end of the cycle will be issued 50% in stock and 50% in cash.
2023 PUP Cycle Results
The incentive opportunity set for our NEOs for the 2023 PUP cycle was based on Halliburton’s ROCE performance relative to that of our Performance Peer Group for the three-year period ended December 31, 2025. For this cycle, we achieved
ROCE of 14.36% which was above the 55th percentile and below the 75th percentile of our Performance Peer Group’s
ROCE of 12.20% and 15.70%, respectively, yielding an unadjusted incentive payout of 161.71% of the target opportunity level. For the three-year period ended December 31, 2025, we achieved TSR of -18.92%, which was in the bottom quartile relative to the OSX and resulted in a 25% reduction in the payout, yielding a total payout of 121.28% of the target opportunity. For purposes of calculating TSR, Halliburton Company is excluded from the peer group, dividends are reinvested on the ex-dividend date, and a one-month averaging period is used beginning with the calendar month preceding the beginning of the performance period and ending with the last calendar month of the performance period. The 2023 PUP
Cycle will be paid 50% in cash and 50% in stock. Dividend equivalents are measured and vest based on the same performance conditions as the units denominated in stock. Dividend equivalents are paid in cash.
The NEOs received cash payments as set forth in the Non-Equity Incentive Plan Compensation column in the Summary
Compensation Table. The equity payment is reported in the 2025 Option Exercises and Stock Vested Table.
2025 PUP Cycle
Performance Matrix
Target performance for relative ROCE is set at the 55th percentile of the Performance Peer Group. Additionally, payouts of the primary metrics (relative ROCE) are capped at target when average Halliburton ROCE for the applicable three-year performance period is negative. The performance matrix for the 2025 PUP cycle is the same as the performance matrix for the 2023 PUP cycle as outlined above.
Other Executive Benefits and Policies
Stock Ownership Requirements
We have stock ownership requirements for our executive officers, which include all NEOs, to further align their interests with our shareholders.
Our CEO is required to own Halliburton common stock in an amount equal to or in excess of six times his annual base salary. Executive officers that report directly to the CEO are required to own Halliburton common stock equal to or in excess of three times their annual base salary, and all other executive officers are required to own Halliburton common stock in an

HALLIBURTON	2026 Proxy Statement	65

amount equal to or in excess of two times their annual base salary. The Compensation Committee reviews their holdings, which include restricted shares, SEUs, RSUs, and all other Halliburton common stock owned by the officer, at each
December meeting. Each executive officer has five years to meet the requirements, measured from the date the officer becomes subject to the ownership level for the applicable office.
After the five-year stock ownership period described above, executive officers who have not met their minimum ownership requirement must retain 100% of the net shares acquired upon restricted stock vesting until they achieve their required ownership level. Also, any stock option exercise must be an exercise and hold.
As of December 31, 2025, all NEOs met the requirements.
Policies and Practices Related to the Grant of Certain Equity Awards
Equity awards granted to executive officers and other employees consist of restricted stock, restricted stock units, and performance-based awards. These awards are generally approved by the Compensation Committee during its regularly scheduled meetings, with award values established based on market data and internal compensation considerations, and the number of shares determined using an average closing price methodology over a defined period.
The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information, does not time the release of material nonpublic information based on equity award grant dates, and does not consider material nonpublic information when determining the timing, terms, or value of equity awards.
Since 2020, the Compensation Committee has not used stock options or stock appreciation rights as a component of executive or other employee compensation, and accordingly, the Company does not maintain a formal policy governing the timing of stock options or stock appreciation right grants.
Clawback Policy
We have a clawback policy, as required by the SEC and NYSE, under which we will seek to recoup incentive-based compensation received by any of our current or former executive officers, which includes all NEOs, if and to the extent that the Company is required to prepare an applicable accounting restatement. The recovery period includes the three completed fiscal years immediately preceding the restatement date and any transition period (resulting from a change in the
Company’s fiscal year) of less than nine months within or immediately following those completed fiscal years. Incentive-
based compensation includes any compensation granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure, and the amount recoverable will be the difference between what was received by the executive officer and what should have been received if it had been determined based on the restatement amounts, computed without regard to any taxes paid.
The Board shall determine any restatement date and the Chief Financial Officer shall, with the approval of the
Compensation Committee, calculate the recoverable compensation for each affected executive officer. The Compensation
Committee shall determine the method of recovering any recoverable compensation, so long as it complies with Section
303A.14 of the NYSE Listed Company Manual. The Compensation Committee shall interpret and construe the policy and make any determinations required to be made in recovering the recoverable compensation.
The Company shall not indemnify any current or former executive officer against the loss of recoverable compensation and shall not pay or reimburse any current or former executive officer for premiums for any insurance policy to fund such executive officer’s potential recovery obligations. No restatements have occurred during the last fiscal year. A copy of the policy was filed as an exhibit to the 2024 Form 10-K.
In addition, during 2024, the Company adopted a new supplemental recoupment policy under which we may seek, in appropriate cases, to recoup incentive-based compensation, including both time- and performance-vesting awards paid to, awarded to, or credited for the benefit of any of our executive officers, which includes all NEOs, if and to the extent that they breached their fiduciary duty through a knowing or reckless material violation of law, breached the Code of Business
Conduct in a matter that results in, or could reasonably expect to result in, material, reputational, or financial harm to the
Company, or had direct supervisory authority over an employee who participated in such violation and such officer disregarded their own supervisory responsibilities. We may also recoup incentive-based compensation if an officer is named as a defendant for the actions described above, and we either determine that the action is not indemnifiable or the officer does not prevail at trial.
The disinterested members of the Board and the disinterested members of the Compensation Committee and the
Nominating and Corporate Governance Committee may be involved in reviewing, considering, and making determinations regarding the officer’s alleged conduct, whether recoupment is appropriate or required, and the type and amount of incentive compensation to be recouped from the officer. There was no recoupment under the supplemental policy in 2025.

66	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Hedging and Pledging Policy
We have a policy under which our Directors and executive officers, which includes all NEOs, and certain senior officers are prohibited from:
•hedging activities related to Halliburton securities; and
•the pledging of Halliburton securities.
The policy defines hedging activities as the use of any financial instrument designed to hedge or offset a change in the market value of any Halliburton security and defines pledging as the use of a Halliburton security or any related derivative security as collateral for any form of indebtedness.
Additionally, the policy:
•discourages all employees and Directors from speculative activities in Halliburton securities and related derivative securities, such as puts or call options;
•applies to all Halliburton securities, including restricted stock, restricted stock units, options, and debt securities, which are issued by any Halliburton entity, and any other security directly or indirectly exercisable for or convertible or exchangeable into any Halliburton security; and
•applies regardless of whether or not the securities were acquired from our equity compensation plans.
Retirement and Savings Plan
All NEOs may participate in the Halliburton Retirement and Savings Plan, which is the defined contribution benefit plan available to all eligible U.S. employees. The matching contribution amounts we contributed on behalf of each NEO are included in the Supplemental Table: All Other Compensation.
Supplemental Executive Retirement Plan
The objective of the Supplemental Executive Retirement Plan (SERP) is to provide a competitive level of pay replacement upon retirement. The current pay replacement target is 75% of base salary at age 65 with 25 years of service, using the highest annual salary during the last three years of employment.
The material factors and guidelines considered in making an allocation include: (i) retirement benefits provided, both qualified and nonqualified; (ii) current compensation; (iii) length of service; and (iv) years of service to normal retirement.
The calculation takes into account the following variables: (i) base salary; (ii) years of service; (iii) age; (iv) employer portion of qualified plan savings; (v) age 65 value of any defined benefit plan; and (vi) existing nonqualified plan balances and any other retirement plans.
Several assumptions are made annually and include a base salary increase percentage, qualified and nonqualified plan contributions and investment earnings, and an annuity rate. These factors are reviewed and approved annually by the
Compensation Committee in advance of calculating any awards.
To determine the annual benefit, external actuaries calculate the total lump sum retirement benefit needed at age 65 from all company retirement sources to produce an annual retirement benefit of 75% of the highest annual salary during the last three years of employment. Company retirement sources include any Company contributions to qualified benefit plans and contributions to nonqualified benefit plans. If the combination of these two sources does not yield a total retirement balance that will meet the 75% objective, then contributions may be made annually through the SERP to bring the total benefit up to the targeted level.
To illustrate, assume $10 million is needed at age 65 to produce an annual retirement benefit equal to 75% of base salary.
The participant is projected to have $3 million in qualified benefit plans resulting from Company contributions at retirement and $4 million in nonqualified retirement plans resulting from Company contributions at retirement. Since the total of these two sources is $7 million, a shortfall of $3 million results. This is the amount needed to achieve the 75% pay replacement objective. This shortfall may be offset through annual contributions to the SERP.
Participation in the SERP is limited to the direct reports of the CEO and other selected executives as recommended by the
CEO and approved at the discretion of the Compensation Committee. However, participation one year does not guarantee future participation. In 2025, the Compensation Committee authorized retirement allocations under the SERP to all NEOs.
Amounts allocated during 2025 are listed in the Supplemental Table: All Other Compensation and the 2025 Nonqualified
Deferred Compensation table.
All of the NEOs, except Mr. Beckwith, are fully vested in their respective account balances. Balances for active and terminated participants earn interest at an annual rate of 5% and 10%, respectively.

HALLIBURTON	2026 Proxy Statement	67

Elective Deferral Plan
All NEOs may participate in the Halliburton Elective Deferral Plan, which was established to provide highly compensated employees with an opportunity to defer earned base salary and incentive compensation to help meet retirement and other future income needs.
Participants may elect to defer up to 75% of their annual base salary and up to 75% of their incentive compensation into the plan. Deferral elections must be made on an annual basis, including the type and timing of distribution. Plan earnings are based on the NEO’s choice of up to 12 investment options with varying degrees of risk, including the risk of loss. Investment options may be changed by the NEO daily.
In 2025, none of our NEOs elected to defer compensation under this plan. Messrs. Richard and Slocum have account balances from deferral elections under the plan in prior years. Messrs. Miller, Carre, and Beckwith have not made any deferral elections under the plan. Further details can be found in the 2025 Nonqualified Deferred Compensation table.
Benefit Restoration Plan
The Halliburton Company Benefit Restoration Plan provides a vehicle to restore qualified plan benefits that are reduced as a result of limitations on contributions imposed under the Internal Revenue Code (IRC) or due to participation in other plans we sponsor and to defer compensation that would otherwise be treated as excessive remuneration within the meaning of
IRC Section 162(m). Awards are made annually to those who meet these criteria and earn interest at an annual rate as defined by the plan document. Awards and corresponding interest balances are 100% vested and distributed upon separation.
In accordance with the plan document, participants earn monthly interest at the Internal Revenue Service Monthly Long-
Term 120% AFR rate, provided the interest rate shall be no less than 6% per annum and no greater than 10% per annum.
Because the 120% Monthly AFR rate was below the 6% minimum interest threshold, plan participants earned interest at an annual rate of 6% in 2025.
In 2025, all NEOs received awards under this plan in the amounts included in the Supplemental Table: All Other
Compensation and the 2025 Nonqualified Deferred Compensation table.
Perquisites
We do not pay for tax gross ups for personal use of corporate aircraft, executive physical examinations, financial planning, or country club dues for our NEOs. We do not provide cars to our NEOs. However, a car and part-time driver is available for
Mr. Miller’s limited use as needed for security purposes and so that he can work while in transit to meet customers or attend business-related functions.
We provided security at the personal residences of Mr. Miller during 2025.
As a result of the recommendations provided by an independent, third-party security consultant, the Board has determined that Mr. Miller must use company aircraft for all travel. The security study also recommends that his spouse and children use company-provided aircraft.
Specific amounts for the only available perquisites are detailed in the Supplemental Table: All Other Compensation.
Elements of Post-Termination Compensation and Benefits
Termination events that trigger payments and benefits include normal or early retirement, cause, death, disability, and voluntary termination. Post-termination or change-in-control payments with qualifying termination may include severance, accelerated vesting of restricted stock and stock options, payments under cash-based short- and long-term incentive plans, share vesting under the long-term incentive plan, payout of nonqualified account balances, and health benefits, among others. The impact of various events on each element of compensation for the NEOs is detailed in the Post-Termination or
Change-In-Control Payment table.

68	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Impact of Regulatory Requirements on Compensation
IRC Section 162(m) generally disallows a tax deduction to public companies for compensation paid to the CEO, CFO, or any of the three other most highly compensated officers (“covered employees”) to the extent the compensation exceeds $1 million in any year. Effective for tax years beginning after December 31, 2017, Section 162(m) has been revised to eliminate the performance-based compensation exception and to provide that an individual who is a covered employee for 2017 or any later tax year will continue to be a covered employee for all subsequent taxable years, including years after the death of the individual.
Although the tax deductibility of compensation is a consideration evaluated by our Compensation Committee, the Committee believes that the elimination of the deduction on compensation payable in excess of the $1 million limitation for our NEOs is not material relative to the benefit of being able to attract and retain talented management. Accordingly, our Compensation
Committee will continue to pay compensation that is not deductible.

HALLIBURTON	2026 Proxy Statement	69

Executive Compensation Tables
Summary Compensation Table
The following tables set forth information regarding our CEO, CFO, and our three other most-highly compensated executive officers for the fiscal year ended December 31, 2025.

Name and Current Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change In Pension Value and NQDC Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey A. Miller Chairman of the Board, President and Chief Executive Officer	2025	1,700,000	–	7,992,782	–	5,944,836	6,562	881,227	16,525,407
	2024	1,650,000	–	7,603,396	–	8,020,988	5,921	1,046,038	18,326,343
	2023	1,600,000	–	7,017,625	–	10,634,648	–	659,119	19,911,392
Eric J. Carre Executive Vice President and Chief Financial Officer	2025	950,000	–	2,280,275	–	1,814,983	2,951	424,783	5,472,992
	2024	910,000	–	1,985,648	–	2,373,907	2,673	432,951	5,705,179
	2023	875,000	–	1,960,093	–	3,077,718	–	412,825	6,325,636
Van H. Beckwith Executive Vice President, Secretary and Chief Legal Officer	2025	870,000	–	2,128,724	–	1,762,983	860	413,575	5,176,142
	2024	835,000	–	1,985,648	–	2,336,061	655	409,364	5,566,728
	2023	800,000	–	1,960,093	–	3,034,884	–	352,988	6,147,965
Mark J. Richard Special Advisor to CEO	2025	1,000,000	–	2,403,776	–	2,276,694	77,575	1,039,189	6,797,234
	2024	950,000	–	2,474,369	–	2,917,640	61,359	1,125,436	7,528,804
	2023	900,000	–	2,556,249	–	3,866,122	95,351	735,714	8,153,436
J. Shannon Slocum Director, Executive Vice President and Chief Operating Officer	2025	925,000	–	2,403,776	–	988,838	98,398	2,115,926	6,531,938
	2024	800,000	–	2,474,369	–	833,278	88,698	1,929,567	6,125,912

Salary. The amounts in the Salary column reflect the salary earned by each NEO.
Stock Awards. The amounts in the Stock Awards column reflect the aggregate grant date fair value of the restricted stock and performance shares awarded in 2025. Each amount reflects an accounting expense and does not correspond to actual value that may be realized by a NEO in the future. Except where there is a distinction to make between the two types of awards, this proxy statement refers to both restricted stock and restricted stock units as “restricted stock.” We calculate the fair value of restricted stock awards by multiplying the number of restricted shares or restricted stock units granted by the closing stock price on the grant date. For the performance shares, a Monte Carlo simulation that uses a probabilistic approach was performed by an actuary to determine grant date fair value. The NEOs may never realize any value from these performance shares and, to the extent that they do, the amounts realized may be different than the amounts reported above.
Non-Equity Incentive Plan Compensation. The Non-Equity Incentive Plan Compensation column reflects amounts earned in 2025 for the 2025 Halliburton Annual Performance Pay Plan and the award amount payable in cash for the 2023 PUP cycle.
The 2025 Halliburton Annual Performance Pay Plan amounts paid to each NEO are: $1,657,500 for Mr. Miller; $617,500 for
Mr. Carre; $565,500 for Mr. Beckwith; $715,000 for Mr. Richard; and $661,375 for Mr. Slocum.
The 2023 PUP cycle amounts paid to each NEO are: $4,287,336 for Mr. Miller; $1,197,483 for Mr. Carre; $1,197,483 for
Mr. Beckwith; $1,561,694 for Mr. Richard; and $327,463 for Mr. Slocum. The amounts paid to the NEOs for the 2023 PUP cycle differ from what is shown in the Grants of Plan-Based Awards in Fiscal Year 2025 table under Estimated Future
Payments Under Non-Equity Incentive Plan Awards. That table indicates the potential award amounts payable in cash under the 2025 PUP cycle, which will close on December 31, 2027.
Change in Pension Value and NQDC Earnings. The amounts in the Change in Pension Value and NQDC Earnings column are attributable to the above-market earnings for various nonqualified plans. The methodology for determining what constitutes above-market earnings is the difference between the interest rate as stated in the applicable nonqualified plan

70	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

document and the Internal Revenue Service Annual Long-Term 120% AFR rate as of December 31, 2025. The 120% Annual
AFR rate used for determining above-market earnings in 2025 was 5.47%.
Supplemental Executive Retirement Plan Above-Market Earnings. The current interest rate for active participant accounts in the Supplemental Executive Retirement Plan is 5% as defined by the plan document. Because the 120% Annual AFR rate of
5.47% is above the interest rate earned by participants, there were no above-market earnings for the Supplemental
Executive Retirement Plan for 2025.
Benefit Restoration Plan Above-Market Earnings. In accordance with the plan document, participants earn monthly interest at the Internal Revenue Service Monthly Long-Term 120% AFR rate, provided the interest rate shall be no less than 6% per annum and no more than 10% per annum. Because the 120% Annual AFR rate was below the 6% minimum interest threshold, the above-market earnings associated with this plan were 0.53% (6% minus 5.47%) for 2025.
NEOs earned above-market earnings for their balances associated with the plan as follows: $6,562 for Mr. Miller; $2,951 for
Mr. Carre; $860 for Mr. Beckwith; $2,282 for Mr. Richard; and $654 for Mr. Slocum.
Elective Deferral Plan Above-Market Earnings. The average NEO earnings for the balances associated with the Elective
Deferral Plan were 15.50% for 2025. The above-market earnings associated with this plan equaled 10.03% (15.50% minus
5.47%) for 2025.
NEOs earned above-market earnings for their balances associated with the plan as follows: $75,293 for Mr. Richard; and
$97,744 for Mr. Slocum.
The amounts shown in this column differ from the amounts shown for the Supplemental Executive Retirement Plan, the
Benefit Restoration Plan, and the Elective Deferral Plan in the 2025 Nonqualified Deferred Compensation table under the
Aggregate Earnings in Last Fiscal Year column because that table includes all earnings and losses, and the Summary
Compensation Table shows above-market earnings only.
All Other Compensation. Detailed information for amounts included in the All Other Compensation column can be found in the Supplemental Table: All Other Compensation.
Supplemental Table: All Other Compensation
The following table details the components of the All Other Compensation column of the Summary Compensation Table for
2025.

Name	Halliburton Foundation ($)	Halliburton Giving Choices ($)	HALPAC ($)	Restricted Stock Dividends ($)	HRSP Employer Match ($)	HRSP Basic ($)	Benefit Restoration Plan ($)	SERP ($)	Expatriate ($)	All Other ($)	Total ($)
Jeffrey A. Miller	112,500	–	5,000	245,692	17,375	10,500	108,000	218,000	–	164,160	881,227
Eric J. Carre	–	1,000	–	68,061	17,222	10,500	48,000	280,000	–	–	424,783
Van H. Beckwith	46,125	500	5,000	66,475	17,375	10,500	41,600	226,000	–	–	413,575
Mark J. Richard	45,000	440	5,000	81,027	17,222	10,500	52,000	828,000	–	–	1,039,189
J. Shannon Slocum	–	–	4,368	25,564	17,222	10,500	46,000	540,000	1,472,272	–	2,115,926
Halliburton Foundation. The Halliburton Foundation allows NEOs and other employees to donate to accredited colleges and universities, qualified medical institutions and K-12 educational institutions. In 2025, the Halliburton Foundation matched donations up to $20,500 on a 2.25 for 1 basis, with $20,000 available for accredited colleges and universities and qualified medical institutions, and $500 available for K-12 educational institutions. Mr. Miller participated in the Halliburton
Foundation’s matching program for Directors, which allows 2025 contributions up to $50,500 to qualified organizations to be matched on a 2.25 for 1 basis, with $50,000 available for accredited colleges and universities and qualified medical institutions, and $500 available for K-12 educational institutions. To learn more about Halliburton charitable giving and matching opportunities, refer to page 36.
Halliburton Giving Choices. The Halliburton Giving Choices Program allows NEOs and other employees to donate to approved not-for-profit charities of their choice. We match donations by contributing ten cents for every dollar contributed by employees. The amounts shown represent the match amounts the program donated to charities on behalf of the NEOs in
2025. To learn more about Halliburton charitable giving and matching opportunities, refer to page 36.

HALLIBURTON	2026 Proxy Statement	71

Halliburton Political Action Committee. HALPAC allows NEOs and other eligible employees to donate to political candidates and participate in the political process. We match NEO and other employee donations that are greater than $100 annually to HALPAC dollar-for-dollar to a 501(c)(3) status nonprofit organization of the contributor’s choice. The amounts shown represent the match amounts donated to charities on behalf of the NEOs in 2025.
Restricted Stock Dividends. This is the amount of dividends paid on restricted stock held by NEOs in 2025. Restricted stock units granted to employees do not receive dividend payments.
Retirement and Savings Plan Employer Match. This is the matching contribution we made on behalf of each NEO to the
Halliburton Retirement and Savings Plan, our defined contribution plan. We match employee contributions up to 5% of each employee’s eligible base salary up to the 401(a)(17) compensation limit of $350,000 in 2025.
Retirement and Savings Plan Basic Contribution. This is the basic contribution we made on behalf of each NEO to the
Retirement and Savings Plan. If actively employed on December 31, 2025, or if they meet retirement eligibility requirements of the plan as of their separation date, each employee received a contribution equal to 3% of their eligible base pay up to the
401(a)(17) compensation limit of $350,000 in 2025.
Benefit Restoration Plan. This is the award earned under the Benefit Restoration Plan in 2025 as discussed in the Benefit
Restoration Plan section of Compensation Discussion and Analysis. Associated interest, awards, and beginning and ending balances for the Benefit Restoration Plan are included in the 2025 Nonqualified Deferred Compensation table.
Supplemental Executive Retirement Plan. This is the award approved under the Supplemental Executive Retirement Plan in 2025 as discussed in the Supplemental Executive Retirement Plan section of Compensation Discussion and Analysis.
Associated interest, awards, and beginning and ending balances for the Supplemental Executive Retirement Plan are included in the 2025 Nonqualified Deferred Compensation table.
Expatriate Assignment. In 2025, Mr. Slocum received compensation associated with his expatriate assignment similar in type to that received by other expatriates on comparable assignments. Mr. Slocum received $79,198 for cost-of-living adjustment; $92,500 for mobility premium; $968,717 for tax equalization; $302,493 for housing allowance; $13,069 for auto allowance; $15,935 for dependent education; and $360 for miscellaneous reimbursement.
All Other.
As a result of the recommendations provided by an independent, third-party security consultant, the Board has determined that Mr. Miller must use company aircraft for all travel. The security study also recommends that his spouse and children use company-provided aircraft. For 2025, the incremental cost to us for this personal use of our aircraft was $155,662 for Mr.
Miller. For total compensation purposes in 2025, we valued the incremental cost of the personal use of aircraft using a method that takes into account: landing, parking, hanger, flight planning services, and dead-head costs; crew travel expenses; supplies and catering; aircraft fuel and oil expenses per hour of flight; any customs, foreign permit, and similar fees; and passenger ground transportation. NEOs are not reimbursed for the tax impact of any imputed income resulting from aircraft usage. The remaining All Other compensation for Mr. Miller includes home security based on risk assessments and a car and part-time driver for Mr. Miller’s limited use as needed for security purposes and to work in transit to meet customers or attend business-related functions.

72	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Grants of Plan-Based Awards in Fiscal 2025
The following table represents amounts associated with the 2025 Performance Unit Program cycle, the 2025 Annual
Performance Pay Plan, and restricted stock awards granted in 2025 to our NEOs.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Options Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
Jeffrey A. Miller		1,070,388	4,281,550	8,563,100	(1)
		816,000	2,550,000	5,100,000	(2)
	1/2/2025					38,011	152,044	304,088	(3)		4,216,180
	1/2/2025									130,323	3,613,857
Eric J. Carre		305,375	1,221,500	2,443,000	(1)
		304,000	950,000	1,900,000	(2)
	1/2/2025					10,844	43,377	86,754	(3)		1,202,844
	1/2/2025									37,180	1,031,001
Van H. Beckwith		285,075	1,140,300	2,280,600	(1)
		278,400	870,000	1,740,000	(2)
	1/2/2025					10,124	40,494	80,988	(3)		1,122,899
	1/2/2025									34,709	962,481
Mark J. Richard		321,913	1,287,650	2,575,300	(1)
		352,000	1,100,000	2,200,000	(2)
	1/2/2025					11,432	45,726	91,452	(3)		1,267,982
	1/2/2025									39,194	1,086,850
J. Shannon Slocum		321,913	1,287,650	2,575,300	(1)
		325,600	1,017,500	2,035,000	(2)
	1/2/2025					11,432	45,726	91,452	(3)		1,267,982
	1/2/2025									39,194	1,086,850
(1)Cash opportunity levels for the 2025 PUP cycle that are subject to a relative TSR modifier that can increase or decrease the incentive opportunity payout by 25%.
(2)Cash opportunity levels under the 2025 Halliburton Annual Performance Pay Plan.
(3)Share opportunity levels for the 2025 PUP cycle that are subject to a relative TSR modifier that can increase or decrease the incentive opportunity payout by 25%.
(4)With respect to restricted stock awards, this column reflects the grant date fair value of the award. With respect to equity-based incentive awards under the PUP, this column reflects the grant date fair value at target.
As indicated by footnotes (1) and (3), the cash opportunities for each NEO for the 2025 PUP cycle if the Threshold, Target, or Maximum levels are achieved are reflected under Estimated Future Payouts Under Non-Equity Incentive Plan Awards,
and the share opportunities are reflected under Estimated Future Payouts Under Equity Incentive Plan Awards. The potential payouts are performance driven and completely at risk. For more information on the 2025 PUP cycle, refer to Long-term
Incentives in Compensation Discussion and Analysis.
As indicated by footnote (2), the opportunities for each NEO under the 2025 Halliburton Annual Performance Pay Plan are also reflected under Estimated Future Payouts Under Non-Equity Incentive Plan Awards. The potential payouts are performance driven and completely at risk. For more information on the 2025 Halliburton Annual Performance Pay Program,
refer to Short-term (Annual) Incentive in Compensation Discussion and Analysis.
All restricted stock awards are granted under the Stock and Incentive Plan. The awards listed under All Other Stock Awards:
Number of Shares of Stock or Units were awarded to each NEO by the Compensation Committee on the date indicated.
The restricted stock grants awarded to the NEOs during 2025 are subject to a graded vesting schedule of 20% per year over five years. All restricted shares are priced at fair market value on the date of grant. Quarterly dividends are paid on the restricted shares at the same time and rate payable on our common stock, which was $0.17 per share during each quarter of 2025. The shares may not be sold or transferred until fully vested. The shares remain subject to forfeiture during the restricted period in the event of the NEO’s termination of employment or an unapproved early retirement.

HALLIBURTON	2026 Proxy Statement	73

The performance share grants awarded to the NEOs during 2025 are subject to a three-year performance period. All performance shares are priced at fair market value on the date of grant. Quarterly dividends will not be paid during the performance period but shall be accrued and paid in cash at the time, and to the extent, the grants vest and the underlying shares of Company common stock are delivered.
Outstanding Equity Awards at Fiscal Year End 2025
The following table represents outstanding stock option, restricted stock, and performance share awards for our NEOs as of
December 31, 2025. The market value of shares or units of stock not vested was determined by multiplying the number of unvested restricted shares at year end by the closing price of our common stock on the NYSE of $28.26 on December 31,
2025.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Not Vested (#)	Market Value of Shares or Units of Stock Not Vested ($)	Equity Incentive Plan Awards: # Unearned Shares Units or Other Rights Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights Not Vested ($)
Jeffrey A. Miller	12/7/2016	69,500	–	53.54	12/7/2026
	12/6/2017	128,500	–	43.38	12/6/2027
	12/5/2018	171,200	–	31.44	12/5/2028
	1/3/2022					53,235	1,504,421
	1/3/2023					49,108	1,387,792
	1/2/2024					75,366	2,129,843
	1/2/2024							109,910	3,106,057
	1/2/2025					130,323	3,682,928
	1/2/2025							152,044	4,296,763
TOTAL		369,200	–			308,032	8,704,984	261,954	7,402,820
Eric J. Carre	1/4/2016	9,534	–	34.48	1/4/2026
	12/7/2016	30,100	–	53.54	12/7/2026
	12/6/2017	34,425	–	43.38	12/6/2027
	12/5/2018	50,100	–	31.44	12/5/2028
	1/3/2022					15,051	425,341
	1/3/2023					13,716	387,614
	1/2/2024					19,682	556,213
	1/2/2024							28,703	811,147
	1/2/2025					37,180	1,050,707
	1/2/2025							43,377	1,225,834
TOTAL		124,159	–			85,629	2,419,875	72,080	2,036,981
Van H. Beckwith	1/15/2020	54,348	–	23.57	1/15/2030
	1/3/2022					15,051	425,341
	1/3/2023					13,716	387,614
	1/2/2024					19,682	556,213
	1/2/2024							28,703	811,147
	1/2/2025					34,709	980,876
	1/2/2025							40,494	1,144,360
TOTAL		54,348	–			83,158	2,350,044	69,197	1,955,507

74	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Not Vested (#)	Market Value of Shares or Units of Stock Not Vested ($)	Equity Incentive Plan Awards: # Unearned Shares Units or Other Rights Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights Not Vested ($)
Mark J. Richard	1/4/2016	28,604	–	34.48	1/4/2026
	1/3/2017	17,119	–	55.68	1/3/2027
	1/2/2018	24,019	–	49.61	1/2/2028
	12/20/2018	43,924	–	27.14	12/20/2028
	1/3/2022					18,790	531,005
	1/3/2023					17,888	505,515
	1/2/2024					24,526	693,105
	1/2/2024							35,768	1,010,804
	1/2/2025					39,194	1,107,622
	1/2/2025							45,726	1,292,217
TOTAL		113,666	–			100,398	2,837,247	81,494	2,303,021
J. Shannon Slocum	1/4/2016	3,882	–	34.48	1/4/2026
	1/3/2017	3,722	–	55.68	1/3/2027
	1/2/2018	12,090	–	49.61	1/2/2028
	1/4/2021					9,231	260,868
	1/3/2022					8,814	249,084
	1/3/2023					12,593	355,878
	1/2/2024					24,526	693,105
	1/2/2024							35,768	1,010,804
	1/2/2025					39,194	1,107,622
	1/2/2025							45,726	1,292,217
TOTAL		19,694	–			94,358	2,666,557	81,494	2,303,021
Stock options. The awards vest annually in equal amounts over each grant’s three-year vesting schedule.
Restricted stock. The awards vest in equal amounts over each grant’s five-year vesting schedule.
Performance shares. The awards are subject to a three-year performance period.
2025 Option Exercises and Stock Vested
The following table represents stock options exercised and restricted stock and performance shares that vested during fiscal year 2025 for our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jeffrey A. Miller	–	–	230,921	6,418,980
Eric J. Carre	–	–	63,826	1,774,577
Van H. Beckwith	–	–	69,905	1,950,041
Mark J. Richard	–	–	82,436	2,292,158
J. Shannon Slocum	–	–	60,637	1,493,831

HALLIBURTON	2026 Proxy Statement	75

The value realized for vested restricted stock awards was determined by multiplying the fair market value of the shares
(closing price of our common stock on the NYSE on the vesting date) by the number of shares that vested. Restricted shares vested on various dates throughout the year. The value listed represents the aggregate value of all shares that vested for each NEO in 2025.
The value realized for vested performance shares awards was determined by multiplying the fair market value of the shares
(closing price of our common stock on the NYSE on December 31, 2025) by the number of shares that vested.
2025 Nonqualified Deferred Compensation
The 2025 Nonqualified Deferred Compensation table reflects balances in our nonqualified plans as of January 1, 2025, contributions made by the NEOs and us during 2025, earnings (the net of the gains and losses on funds, as applicable), distributions, and the ending balance as of December 31, 2025. The plans are described in Compensation Discussion and
Analysis.

Name	Plan	01/01/25 Balance ($)	Executive Contributions In Last Fiscal Year ($)	Registrant Contributions In Last Fiscal Year ($) (1)	Aggregate Earnings In Last Fiscal Year ($) (2)	Aggregate Distributions ($)	Aggregate Balance At Last Fiscal Year End ($) (3)
Jeffrey A. Miller	SERP	11,517,642	–	218,000	589,149	–	12,324,791
	Benefit Restoration	1,236,623	–	108,000	74,205	–	1,418,828
	TOTAL	12,754,265	–	326,000	663,354	–	13,743,619
Eric J. Carre	SERP	4,916,516	–	280,000	251,468	–	5,447,984
	Benefit Restoration	556,251	–	48,000	33,378	–	637,629
	TOTAL	5,472,767	–	328,000	284,846	–	6,085,613
Van H. Beckwith	SERP	1,353,955	–	226,000	69,230	–	1,649,185
	Benefit Restoration	161,383	–	41,600	9,688	–	212,671
	TOTAL	1,515,338	–	267,600	78,918	–	1,861,856
Mark J. Richard	SERP	6,361,524	–	828,000	325,302	–	7,514,826
	Benefit Restoration	429,586	–	52,000	25,780	–	507,366
	Elective Deferral	886,992	–	—	123,811	–	1,010,803
	TOTAL	7,678,102	–	880,000	474,893	–	9,032,995
J. Shannon Slocum	SERP	801,713	–	540,000	40,944	–	1,382,657
	Benefit Restoration	122,409	–	46,000	7,350	–	175,759
	Elective Deferral	848,525	–	–	144,158	4,487	988,196
	TOTAL	1,772,647	–	586,000	192,452	4,487	2,546,612
(1)Includes amounts contributed by the Company to the nonqualified deferred compensation plans. Company contributions in the last year have been included in the All Other Compensation column of the Summary Compensation Table and in the Supplemental Table:
All Other Compensation in the Benefit Restoration Plan and SERP columns.
(2)Aggregate earnings under the plans are included in the Summary Compensation Table to the extent they are above-market. As included in the Change in Pension Value and NQDC Earnings column of the Summary Compensation Table, NEOs earned above-
market earnings for their balances associated with the Benefit Restoration Plan and the Elective Deferral Plan as follows: $6,562 for
Mr. Miller; $2,951 for Mr. Carre; $860 for Mr. Beckwith; $77,575 for Mr. Richard; and $98,398 for Mr. Slocum.
(3)Includes amounts reported as compensation for the NEOs in the Summary Compensation Table for prior years. The following aggregate amounts of Company contributions were included in the All Other Compensation column of the Summary Compensation
Table and in the Supplemental Table: All Other Compensation for fiscal 2024 and 2023, respectively: Mr. Miller -$454,350, $170,900;
Mr. Carre -$339,550, $236,150; Beckwith -$267,300, $216,900; Mr. Richard -$958,350, $570,900; and Slocum -$509,850 with respect to fiscal 2024. For prior years, all amounts contributed by an NEO and by the Company have been reported in the All Other
Compensation column of the Summary Compensation Table and in the Supplemental Table: All Other Compensation in our previously filed proxy statements in the year earned, to the extent the NEO was named in such proxy statements and the amounts were required to be reported in such tables.

76	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Employment Contracts and Change-in-Control
Arrangements
Employment Contracts
Each of our NEOs has an employment agreement with us that contains substantial non-compete and non-solicitation provisions that apply post-separation.
Each employment agreement provides that if the agreement is terminated by the NEO for good reason or by death, disability, or retirement or his employment is terminated by the Company for any reason other than cause or a fiduciary violation, all restrictions on restricted stock and units will lapse. In addition, in the case of a termination by the NEO for good reason or termination by the Company for any reason other than cause or a fiduciary violation, the NEO will receive a lump sum cash payment equal to two years of base salary. These payments and benefits are subject to the NEO’s execution of a release of claims in favor of the Company.
Change-in-Control Arrangements
We do not maintain individual change-in-control agreements or provide for excise tax gross-ups on any payments associated with a change-in-control. Some of our compensation plans, however, contain change-in-control provisions, which could result in payment of specific benefits.
Under the Stock and Incentive Plan, in the event of a change-in-control, awards are subject to double-trigger vesting, such that, if a participant is terminated due to involuntary termination without cause, death, disability, good reason (as defined in an employment agreement, or a similar constructive termination event, in each case, only if a severance benefit is payable upon termination of employment due to such event pursuant to an employment agreement), or other event as specified in the participant’s award document within the period beginning on the date of the public announcement of a transaction that, if consummated, would constitute a change-in-control and ending on the date that is the earlier of the announcement of the termination of the proposed transaction or two years after the consummation of the transaction (a Qualifying Termination), the following will occur automatically:
•any outstanding options and stock appreciation rights shall become immediately vested and fully exercisable for the full term thereof;
•any restrictions on restricted stock awards shall immediately lapse;
•all performance measures upon which an outstanding performance award is contingent are deemed achieved and the holder shall receive a payment equal to the target amount of the award he or she would have been entitled to receive; and
•any outstanding cash awards, including stock value equivalent awards, immediately vest and are paid based on the vested value of the award.
Under the Annual Performance Pay Plan:
•in the event of a change-in-control during a plan year, a participant experiencing a Qualifying Termination will be entitled to payment equal to the target amount of the award he or she would have been entitled to receive, without proration; and
•in the event of a change-in-control after the end of a plan year but before the payment date, a participant will be entitled to an immediate cash payment equal to the incentive earned for the plan year.
Under the Performance Unit Program:
•in the event of a change-in-control during a performance cycle, a participant experiencing a Qualifying Termination will be entitled to both a payment equal to the target amount of the cash award he or she would have been entitled to receive and the vesting of the target amount of performance shares awarded, without proration; and
•in the event of a change-in-control after the end of a performance cycle but before the payment date, a participant will be entitled to an immediate payment equal to the cash award earned and the vesting of performance shares earned for that performance cycle.
Under the Employee Stock Purchase Plan, in the event of a change-in-control, unless the successor corporation assumes or substitutes new stock purchase rights:
•the purchase date for the outstanding stock purchase rights will be accelerated to a date fixed by the Compensation
Committee prior to the effective date of the change-in-control; and
•upon such effective date, any unexercised stock purchase rights will expire and we will refund to each participant the amount of his or her payroll deductions made for purposes of the Employee Stock Purchase Plan that have not yet been used to purchase stock.

HALLIBURTON	2026 Proxy Statement	77

Post-Termination or Change-in-Control Payments
The following tables and narratives represent the impact of certain termination events or a change-in-control on each element of compensation for NEOs as of December 31, 2025.

		Termination Event
Name	Payments	- Early Retirement w/ Approval - Normal Retirement ($)	- Resignation - Early Retirement w/o Approval - Term for Cause ($)	- Term w/o Cause ($)	- Change-in- Control w/ Qualifying Termination ($)
Jeffrey A. Miller	Severance	–	–	3,400,000	3,400,000
	Annual Perf. Pay Plan	–	–	–	–
	Restricted Stock	8,704,984	–	8,704,984	8,704,984
	Stock Options	–	–	–	–
	Performance Cash	8,130,034	–	–	8,238,300
	Performance Shares	7,005,937	–	–	7,402,812
	TOTAL	23,840,955	—	12,104,984	27,746,096
Eric J. Carre	Severance	–	–	1,900,000	1,900,000
	Annual Perf. Pay Plan	–	–	–	–
	Restricted Stock	2,419,876	–	2,419,876	2,419,876
	Stock Options	–	–	–	–
	Performance Cash	2,192,089	–	–	2,254,817
	Performance Shares	1,898,761	–	–	2,036,988
	TOTAL	6,510,726	—	4,319,876	8,611,681
Van H. Beckwith	Severance	–	–	1,740,000	1,740,000
	Annual Perf. Pay Plan	–	–	–	–
	Restricted Stock	2,350,045	–	2,350,045	2,350,045
	Stock Options	–	–	–	–
	Performance Cash	2,137,956	–	–	2,173,617
	Performance Shares	1,844,445	–	–	1,955,514
	TOTAL	6,332,446	—	4,090,045	8,219,176
Mark J. Richard	Severance	–	–	2,000,000	2,000,000
	Annual Perf. Pay Plan	–	–	–	–
	Restricted Stock	2,837,247	–	2,837,247	2,837,247
	Stock Options	–	–	–	–
	Performance Cash	2,575,300	–	–	2,575,300
	Performance Shares	2,209,226	–	–	2,303,022
	TOTAL	7,621,773	—	4,837,247	9,715,569
J. Shannon Slocum	Severance	–	–	1,850,000	1,850,000
	Annual Perf. Pay Plan	–	–	–	–
	Restricted Stock	2,666,557	–	2,666,557	2,666,557
	Stock Options	–	–	–	–
	Performance Cash	2,575,300	–	–	2,575,300
	Performance Shares	2,209,226	–	–	2,303,022
	TOTAL	7,451,083	—	4,516,557	9,394,879

78	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Early Retirement With Approval or Normal Retirement
Early Retirement. A NEO becomes eligible for early retirement when the NEO has attained age 55 with ten years of service or when the NEO’s age and years of service equals 70. Eligibility for early retirement does not guarantee retention of stock awards (lapse of forfeiture restrictions on restricted stock and ability to exercise outstanding options for the remainder of the stated term) or the pro rata distribution of performance awards, if earned. Early retirement eligibility is a condition that must be met before the Compensation Committee will consider retention of stock awards and pro rata participation in performance awards upon separation from employment. For example, if a NEO is eligible for early retirement but is leaving us to go to work for a competitor, then the NEO’s stock awards would not be considered for retention.
Normal Retirement. A NEO becomes eligible for normal retirement at age 65 and, under our mandatory retirement policy, must retire by the last day of the calendar year in which they reach that age.
The following actions will occur for the NEO’s various elements of compensation under Early Retirement with Approval or
Normal Retirement scenarios.
•Severance Pay. No severance would be paid to the NEO.
•Annual Performance Pay Plan. If the NEO retires prior to the end of the plan year for any reason other than death or disability, the NEO would forfeit any payment due under the plan, unless the Compensation Committee determines that the payment should be prorated for the partial plan year.
•Restricted Stock. Any stock holdings restrictions would lapse upon the date of retirement. Restricted stock holdings information can be found in the Outstanding Equity Awards at Fiscal Year End 2025 table.
•Stock Options. The NEO will be granted retention of the NEO’s option awards. The unvested awards will continue to vest per the vesting schedule outlined in the NEO stock option agreements and any vested options will not expire until ten years from the grant award date. Stock option information can be found in the Outstanding Equity Awards at Fiscal Year
End 2025 table.
•Performance Cash. The NEO will participate on a prorated basis for any PUP cycles that have not been completed at the time of the NEO’s retirement. These payments, if earned, are paid out and the NEO would receive payments at the same time as other participants, which is usually no later than March of the year following the close of the cycle. In the case of mandatory retirement, the Compensation Committee may, at its discretion, authorize full participation without proration for any PUP cycles that have not been completed as of the NEO’s retirement date.
•Performance Shares. The NEO will participate on a prorated basis for any PUP cycles that have not been completed at the time of the NEO’s retirement. The shares, if earned, are vested and the NEO would receive the performance shares at the same time as other participants, which is usually no later than March of the year following the close of the cycle. In the case of mandatory retirement, the Compensation Committee may, at its discretion, authorize full participation without proration for any PUP cycles that have not been completed as of the NEO’s retirement date.
•Nonqualified Plans. The NEO is entitled to any vested benefits under the applicable nonqualified plans as shown in the
2025 Nonqualified Deferred Compensation table. Payments from the Supplemental Executive Retirement Plan and
Benefit Restoration Plan are paid out of an irrevocable grantor trust. The principal and income of the trust are treated as our assets and income for federal income tax purposes and are subject to the claims of our general creditors to the extent provided in the plan. The Elective Deferral Plan is unfunded and we make payments from our general assets. Payments from these plans may be paid in a lump sum or in annual installments for a maximum ten-year period.
Resignation, Early Retirement Without Approval, or Termination for Cause
Resignation. Resignation is defined as leaving employment with us voluntarily, without having attained early or normal retirement status (see the applicable sections above for information on what constitutes these statuses).
Early Retirement (Without Approval). Early Retirement is defined as leaving employment with us voluntarily, having attained early retirement status (see the applicable sections above for information on what constitutes this status). For example, if a NEO is eligible for early retirement, but leaves the Company to go to work for a competitor, their Early
Retirement generally would not be approved.
Termination (For Cause). A termination for Cause would occur for a reason such as violating our Code of Business
Conduct.

HALLIBURTON	2026 Proxy Statement	79

The following actions will occur for the NEO’s various elements of compensation under Resignation, Early Retirement
Without Approval, or Termination for Cause scenarios.
•Severance Pay. No severance would be paid to the NEO.
•Annual Performance Pay Plan. No payment would be made to the NEO under the Annual Performance Pay Plan.
•Restricted Stock. Any restricted stock holdings would be forfeited upon the date of separation. Restricted stock holdings information can be found in the Outstanding Equity Awards at Fiscal Year End 2025 table.
•Stock Options. The NEO must exercise outstanding, vested options within 90 days after the NEO’s separation or the options will be forfeited as per the terms of the stock option agreements. Any unvested stock options would be forfeited.
Stock option information can be found in the Outstanding Equity Awards at Fiscal Year End 2025 table.
•Performance Cash. The NEO would not be eligible to receive payments under the Performance Unit Program.
•Performance Shares. The NEO would not be eligible to receive performance shares under the Performance Unit Program.
•Nonqualified Plans. The NEO would be entitled to any vested benefits under the applicable nonqualified plans as shown in the 2025 Nonqualified Deferred Compensation table. Refer above to Early Retirement with Approval or Normal Retirement for more information on Nonqualified Plans.
Termination (Without Cause). Should we terminate a NEO without cause, such as termination at our convenience, then the provisions of the NEO’s employment agreement related to severance payments and lapsing of stock restrictions would apply. Payments for these items are conditioned on a release agreement being executed by the NEO. The impact on the
NEO’s various elements of compensation is the same as described under Early Retirement with Approval or Normal
Retirement except as follows:
•Severance Pay. Severance is paid according to terms of the applicable employment agreement. Each NEO would receive severance in the amount of two times base salary at the time of termination.
•Performance Cash. No payment would be paid to the NEO under the Performance Unit Program.
•Performance Shares. No performance shares would be vested under the Performance Unit Program.
Change-in-Control with Qualifying Termination. Should we terminate a NEO in a Qualifying Termination as part of a change-in-control, then the provisions of the NEO’s employment agreement related to severance payments and lapsing of stock restrictions would apply. Payments for these items are conditioned on a release agreement being executed by the
NEO. The impact on the NEO’s various elements of compensation is the same as described under Termination (Without
Cause) except as follows:
•Annual Performance Pay Plan. A NEO experiencing a Qualifying Termination will be entitled to a payment equal to the target amount of the award the NEO would have been entitled to receive, without proration. Assuming the change-in-
control occurred on the last business day of the year, no additional amounts under the plan would be paid. The actual amounts paid for 2025 are reflected in the Summary Compensation Table and described in the Non-Equity Incentive Plan
Compensation narrative to that table. If a Qualifying Termination occurred on any other date, a NEO would receive the target amount of the award, as shown in the Grants of Plan-Based Awards in Fiscal 2025 table.
•Restricted Stock. Restricted shares granted under the Stock and Incentive Plan will vest in the event of a Qualifying
Termination. Restricted stock holdings information can be found in the Outstanding Equity Awards at Fiscal Year End 2025
table.
•Performance Cash. A NEO experiencing a Qualifying Termination will be entitled to a payment equal to the target amount of the award the NEO would have been entitled to receive, without proration. Assuming the change-in-control occurred on the last business day of the year, no additional amounts under the PUP plan would be paid for the 2023 PUP cycle. The actual amounts paid for that cycle are reflected in the Summary Compensation Table and described in the Non-Equity
Incentive Plan Compensation narrative to that table. The Post-Termination or Change-in-Control Payments table reflects the target award amounts that would be paid for the 2024 and 2025 PUP cycles.
•Performance Shares. A NEO experiencing a Qualifying Termination will be entitled to share vesting equal to the target amount of the award the NEO would have been entitled to receive, without proration. Assuming the change-in-control occurred on the last business day of the year, no additional shares would vest under the PUP plan for the 2023 PUP cycle. The actual shares that vested for that cycle are reflected in a Form 4 filed by each NEO. The table reflects the target award shares that would vest, valued at the closing price of our common stock on the NYSE on December 31,
2025, for the 2024 and 2025 PUP cycles.
A change-in-control without a Qualifying Termination has no effect on NEO compensation.

80	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Equity Compensation Plan Information
The following table provides certain information, as of December 31, 2025, with respect to our equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	7,968,612	$41.23	36,156,828
Equity compensation plans not approved by security holders	—	—	—
TOTAL	7,968,612	$41.23	36,156,828

HALLIBURTON	2026 Proxy Statement	81

Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act
of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (PEO) and
Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

					Value of Initial Fixed $100 Investment based on:(4)
Year	Summary Compensation Table Total for Jeffrey A. Miller(1) ($)	Compensation Actually Paid to Jeffrey A. Miller(1,2,3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1,2,3) ($)	TSR ($)	Peer Group TSR ($)	Net Income ($ Millions)	ROCE(5)
2025	16,525,407	18,843,234	5,994,577	6,701,011	163.76	181.72	1,292	8.9%
2024	18,326,343	12,133,301	6,231,656	4,480,799	152.98	175.53	2,516	16.1%
2023	19,911,392	20,834,868	7,358,140	7,347,798	199.13	198.71	2,662	18.1%
2022	23,402,317	64,585,671	8,040,278	19,847,918	212.88	194.98	1,595	12.3%
2021	23,591,982	33,778,483	9,206,791	12,042,514	121.99	120.74	1,468	13.4%
(1) Jeffrey A. Miller was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024	2025
Eric J. Carre	Eric J. Carre	Eric J. Carre	Eric J. Carre	Eric J. Carre
Lance Loeffler	Lance Loeffler	Lawrence J. Pope	Van H. Beckwith	Van H. Beckwith
Joe D. Rainey	Lawrence J. Pope	Joe D. Rainey	Mark J. Richard	Mark J. Richard
Mark J. Richard	Joe D. Rainey	Mark J. Richard	J. Shannon Slocum	J. Shannon Slocum
	Mark J. Richard	Van H. Beckwith
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary
Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated using valuation methodology that is consistent with the equity awards that we accounted for under
FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the amounts from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Jeffrey A. Miller ($)	Exclusion of Stock Awards for Jeffrey A. Miller ($)	Inclusion of Equity Values for Jeffrey A. Miller ($)	Compensation Actually Paid to Jeffrey A. Miller ($)
2025	16,525,407	(7,992,782)	10,310,609	18,843,234

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	5,994,577	(2,304,138)	3,010,572	6,701,011

82	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Jeffrey A. Miller ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Jeffrey A. Miller ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Jeffrey A. Miller ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Jeffrey A. Miller ($)	Total - Inclusion of Equity Values for Jeffrey A. Miller ($)
2025	8,296,108	3,528,861	—	(1,514,360)	10,310,609

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	2,391,579	1,036,260	—	(417,267)	3,010,572
(4)The Peer Group TSR set forth in this table utilizes the Philadelphia Oil Service Index (OSX), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025.
The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the
Company and in the OSX, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined Return on Capital Employed (ROCE) to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2025, as we did in 2022-2024. More information on
ROCE can be found in the Long-Term Incentives section of Compensation Discussion and Analysis. This performance measure may not have been the most important financial performance measure for years 2021 and 2020, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

HALLIBURTON	2026 Proxy Statement	83

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total
Shareholder Return (TSR)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of
Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years.

84	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of
Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.

HALLIBURTON	2026 Proxy Statement	85

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and ROCE
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of
Compensation Actually Paid to our Non-PEO NEOs, and our ROCE during the five most recently completed fiscal years.

86	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the five most recently completed fiscal years to that of the
Philadelphia Oil Service Index (OSX) over the same period.
Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2025 to Company performance. The measures in this table are not ranked.

Most Important Financial Performance Measures
Return on Capital Employed
Net Operating Profit After Taxes
Asset Turns
Relative Total Shareholder Return

HALLIBURTON	2026 Proxy Statement	87

CEO Pay Ratio
For 2025, the annual total compensation of our CEO was 186 times the median of the annual total compensation of all employees, based on annual total compensation of $16,539,020 for the CEO and $88,698 for the median employee.
This disclosure is based on an October 1, 2023, employee population of 47,429, of which 15,222 were U.S. employees and
32,207 were non-U.S. employees, and remains representative of current employee population. We excluded from this employee population 2,289 non-U.S. employees from 43 countries as the total number of employees from these non-U.S.
jurisdictions was less than 5% of our total employee population. After applying the exclusion, the total employee population was 45,140.

Non-U.S. Employee Country Exclusions
Country	Headcount	Country	Headcount	Country	Headcount	Country	Headcount
Albania	6	Ecuador	488	Kazakhstan	186	South Africa	1
Austria	8	Equatorial Guinea	6	Kenya	2	South Korea	2
Bangladesh	30	Georgia	1	Netherlands	82	Spain	23
Belgium	1	Germany	47	New Zealand	77	Suriname	29
Bolivia	123	Ghana	103	Panama	71	Switzerland	1
Bulgaria	1	Guyana	132	Papua New Guinea	57	Tanzania	1
Cameroon	73	Hungary	3	Peru	1	Trinidad and Tobago	89
Chile	33	Israel	4	Philippines	7	Uganda	1
Congo	91	Italy	150	Poland	32	Ukraine	9
Cyprus	1	Ivory Coast	13	Romania	134	Vietnam	57
Denmark	30	Japan	16	Senegal	67
The median employee was identified using base pay, overtime pay, bonuses, allowances, and premiums. We used the total gross wages of all employees as of our determination date of October 1, 2023, as a reasonable estimate of the median total gross wages for the employee population and identified all employees within 1% of the median total gross wages. From this group we selected an employee as a reasonable representative of our median employee. Annual total compensation for both the CEO and the median employee was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K. We did not identify a new median employee this year because there has been no change in our employee population or employee compensation arrangements that we reasonably believe would significantly impact our pay ratio disclosure.
The annual total compensation for our CEO includes both the amount reported in the “Total” column of our Summary
Compensation Table, $16,525,407, and the estimated value of our CEO’s health and welfare benefits, $13,613. Due to the flexibility afforded in calculating the CEO pay ratio, the ratio may not be comparable to CEO pay ratios presented by other companies.

88	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Proposal No. 4 Approval of the
Halliburton Energy Services, Inc.
Charter Amendment
General Information
On December 9, 1996, Halliburton Energy Services, Inc. (HESI) announced plans to implement a holding company reorganization (Holding Company Reorganization). On December 12, 1996, HESI implemented the Holding Company
Reorganization pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (DGCL). As a result of the Holding Company Reorganization, HESI became a wholly owned subsidiary of the Company, and the Company became the new parent company of and the successor issuer to HESI and replaced HESI as the public company trading on the
NYSE under the ticker symbol “HAL”.
As required by Section 251(g) of the DGCL, in connection with the Holding Company Reorganization, HESI’s Certificate of
Incorporation was amended (as amended and restated to date, the HESI Charter) to provide that any act or transaction by or involving HESI that requires the approval of HESI’s shareholders will also require the approval of the Company’s shareholders by the same vote that is required by the DGCL and the HESI Charter (the Pass-Through Voting Provision).
Accordingly, the Pass-Through Voting Provision gives the Company’s shareholders direct voting rights with respect to matters affecting HESI that would otherwise only require the approval of the Company’s subsidiary that is the sole shareholder of HESI. Absent a provision like the Pass-Through Voting Provision, there is no general requirement under
Delaware law that shareholders of a parent entity be given the right to vote on transactions involving the parent entity’s wholly owned subsidiaries.
The Board seeks approval from the Company’s shareholders to amend the HESI Charter to remove the Pass-Through
Voting Provision (the HESI Charter Amendment), which is an unusual requirement and a limitation on administrative and operational flexibility. Among other things, the elimination of the Pass-Through Voting Provision would allow the Company’s subsidiary that is the sole shareholder of HESI to approve certain corporate acts relating to HESI without the additional approval of the Company’s shareholders. The Pass-Through Voting Provision, which will be removed from the HESI Charter if the proposed HESI Charter Amendment is approved, reads as follows:
FIFTEENTH: Any act or transaction by or involving the Corporation that requires for its adoption under the
General Corporation Law of the State of Delaware or its certificate of incorporation the approval of the stockholders of the Corporation shall, by virtue of this reference to Section 251(g) of the General Corporation Law of the State of
Delaware, require, in addition, the approval of the stockholders of Halliburton Company, a Delaware corporation
(formerly Halliburton Hold Co.), or any successor thereto by merger, so long as such corporation or its successor is the ultimate parent, directly or indirectly, of this Corporation, by the same vote that is required by the General
Corporation Law of the State of Delaware and/or the certificate of incorporation of this Corporation. For the purposes of this Article FIFTEENTH, the term “parent” shall mean a corporation that owns, directly or indirectly, at least a majority of the outstanding capital stock of this Corporation entitled to vote in the election of directors of this
Corporation without regard to the occurrence of any contingency.
A complete copy of the proposed HESI Charter Amendment is attached to this proxy statement as Appendix A.
Reasons for the HESI Charter Amendment
The Company operates in more than 70 countries worldwide and has over 280 subsidiaries, none of which, with the exception of HESI, require approval of the Company’s shareholders to take certain corporate actions. The removal of the
Pass-Through Voting Provision will put the Company in the same position as substantially all other public holding companies that operate through multiple subsidiaries. It is uncommon for the shareholders of such public holding companies to have direct voting rights as to matters that affect only subsidiaries of the holding company. By removing this requirement, the
Company will gain the flexibility and efficiency currently realized by nearly all other companies that operate under the same, or similar, structures.
Under Delaware law, certain acts, such as a change in domicile or the conversion of a wholly owned subsidiary from a corporation into a limited liability company, would require the approval of the parent corporation as the sole shareholder of the subsidiary, but would not normally require a vote of the shareholders of the parent corporation. However, if the Pass-

HALLIBURTON	2026 Proxy Statement	89

Through Voting Provision were to be retained in the HESI Charter, then such acts would require the approval of the
Company’s shareholders.
Obtaining the approval of the shareholders of a public corporation would significantly delay HESI’s ability to complete certain actions and increase its costs, including through scheduling a vote, whether at a regular annual shareholders’ meeting or at a special meeting, of the Company’s shareholders. To avoid such delays and costs, and to provide maximum flexibility and efficiency under the Company’s holding company structure, the Company proposes to remove the Pass-Through Voting
Provision from the HESI Charter. Removing the Pass-Through Provision from the HESI Charter would have no effect on the rights of shareholders of the Company to vote on matters relating to the Company. Following the removal of the Pass-
Through Voting Provision from the HESI Charter, shareholders of the Company would continue to have the voting rights typically provided to shareholders of a public holding company by Delaware law.
Impact on Shareholder Rights
Removing the Pass-Through Voting Provision from the HESI Charter would have no effect on the right of shareholders of the
Company to vote on matters relating to the Company, such as a merger or consolidation of the Company, a sale of all or substantially all of the Company’s assets, or any other acts or transactions requiring the approval of the Company’s shareholders under applicable law. If the proposed HESI Charter Amendment is approved by the Company’s shareholders and effected, then the Pass-Through Voting Provision would be removed from the HESI Charter, and the Company would no longer be required to obtain the additional approval of the Company’s shareholders for acts or transactions by or involving
HESI as is currently required by the Pass-Through Voting Provision.
Vote Required
The affirmative vote of the majority of the outstanding shares of our common stock entitled to vote on the matter is needed to approve the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE HESI CHARTER
              AMENDMENT.

90	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Proposal No. 5 Approval to Amend and
Restate the Halliburton Company Stock
and Incentive Plan
Introduction
The Halliburton Company Stock and Incentive Plan was last approved by shareholders at the 2024 Annual Meeting and reserved 27,259,345 shares for issuance thereunder.
The proposed amendment and restatement of the Stock and Incentive Plan (Plan) replenishes the pool of shares of
Halliburton common stock available for issuance under the Stock and Incentive Plan by adding 19,900,000 shares and makes minor language changes. The Stock and Incentive Plan is the only active plan used to grant awards of the types described in this proposal.
Our Board is requesting that shareholders approve the amendment and restatement of the Stock and Incentive Plan, which amendment and restatement was adopted by the Board on February 10, 2026, subject to shareholder approval.
General
In order to give Halliburton the flexibility to responsibly address its future equity compensation needs, Halliburton is requesting that shareholders approve the amendment and restatement which adds 19,900,000 shares to the Plan.
The Plan contains the following important features:
•All awards under the Plan, with the exception of 5% of shares available for awards, are established with a one-year minimum vesting period;
•The Plan contains a prohibition against “liberal share counting” or “liberal share recycling” with respect to shares available for awards under the Plan;
•The Plan provides that all shares available for award are available for awards of incentive stock options;
•Repricing of stock options and stock appreciation rights is prohibited unless prior shareholder approval is obtained;
•Stock options and stock appreciation rights must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant;
•The ability to automatically receive replacement stock options when a stock option is exercised with previously acquired shares of Halliburton common stock, or so-called “stock option reloading”, is not permitted;
•In any single calendar year, the value of awards granted under the Plan when added to any cash or other compensation paid to a non-management Director outside of the Plan may not exceed $750,000;
•Awards are subject to clawback, recovery, or recoupment by Halliburton under any clawback or recoupment policy adopted by Halliburton, whether before or after the date of grant of the award; and
•Awards are subject to “double-trigger” change of control vesting provisions.
The 19,900,000 shares to be added under the Plan pursuant to the amendment and restatement of the Plan, in combination with the remaining authorized shares and shares added back into the Plan from forfeitures, are expected to satisfy
Halliburton’s equity compensation needs through the 2028 Annual Meeting of Shareholders. This being the case, if the amendment and restatement is approved, Halliburton anticipates seeking the authorization of additional shares under the
Plan in 2028.

HALLIBURTON	2026 Proxy Statement	91

Share Reserve (adjusted for 1997 and 2006 stock splits where applicable)
Shares authorized under the Plan	284,024,680
Shares granted (less available cancellations and shares expired) from 1993 through March 1, 2026 from the Plan	271,417,850
Remaining shares available for grant as of March 1, 2026	12,606,830
Additional shares being requested under the amendment and restatement of the Plan	19,900,000
Total shares available for grant under the amended and restated Plan	32,506,830
(1)As of March 1, 2026 Halliburton, had total outstanding awards of options to purchase 6,925,222 shares with a weighted average exercise price of $42.92 and a weighted average life of 1.76 years, full value awards with respect to 19,063,404 shares were outstanding. As of the record date of March 23, 2026, there were 835,157,457 shares of our common stock outstanding.
(2)During 2025, Halliburton granted full value awards with respect to 6,951,867 shares, and 344,836 performance shares were earned.
As of December 31, 2025, our basic weighted average common shares outstanding was 852,939,319.
If the amendment and restatement of the Plan is approved by shareholders, the aggregate number of shares of Halliburton common stock that will be available for issuance under the Plan would increase to 32,506,830 shares, based on the estimates set forth above, all of which shall be available for awards of incentive stock options. Each share issued as restricted stock (or pursuant to the vesting of a stock unit or a performance share award) will count as the issuance of 1.60 shares reserved under the Plan, while each share granted as a stock option or stock appreciation right will count as the issuance of 1.0 share reserved under the Plan. If awards granted under the Plan are forfeited or terminate before being exercised, then the shares underlying those awards will again become available for awards under the Plan.
The Plan does not provide for “liberal share counting” or “liberal share recycling”. Liberal share counting or liberal share recycling refers to circumstances where shares granted and exercised may be added back to an incentive plan for future issuance, including the following situations:
•Shares tendered or withheld in payment of an exercise price;
•Shares tendered or withheld to satisfy tax withholding obligations;
•Shares reacquired by an issuer with the proceeds of an option exercise price; and
•Shares that are not issued due to a net settlement of an award.
In each of the situations above, such shares are no longer available for awards under the Plan. For example, shares withheld from an award to satisfy tax withholding obligations are no longer available for awards under the Plan, and a stock appreciation right or option will be counted in full against the number of shares available for issuance under the Plan, regardless of whether a net settlement occurs resulting in a fewer number of shares issued than are covered by the stock appreciation right or option.
The number of stock option shares or stock appreciation rights, singly or in combination, together with shares or share equivalents under performance awards granted to any individual who is an employee in any one calendar year, shall not in the aggregate exceed 1,000,000. The cash value determined as of the date of grant of any performance award not denominated in common stock granted to any individual who is an employee for any one calendar year shall not exceed
$30,000,000. The value of awards (based on fair market value determined as of the date of grant) granted to a non-
management Director in any single calendar year, when added to any cash or other compensation payable to such Director in the same calendar year, shall not exceed $750,000.
In the event of any recapitalization, reorganization, merger, consolidation, combination, exchange, stock dividend, stock split, extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or shares of common stock occurring after the date of the grant of an award, the Compensation Committee shall make appropriate adjustments to the number and price of shares of common stock or other consideration subject to such awards and the award limits set forth in the preceding paragraph.
The Stock and Incentive Plan
Types of Awards
The Plan provides for the grant of any or all of the following types of awards:
•stock options, including incentive stock options and nonqualified stock options;
•stock appreciation rights, either independent of, or in connection with, stock options;
•restricted stock;
•restricted stock units;
•performance awards; and
•stock value equivalent awards.

92	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Term
The Plan has an indefinite term.
Any stock option granted in the form of an incentive stock option must satisfy the requirements of Section 422 of the Internal
Revenue Code (IRC). Awards may be made to the same person on more than one occasion and may be granted singly, in combination, or in tandem as determined by the Compensation Committee. To date, only awards of nonqualified stock options, restricted stock, restricted stock units, and performance awards have been made under the Plan.
Administration
The Board has appointed the Compensation Committee to administer the Plan. Subject to the terms of the Plan, and to any approvals and other authority as the Board may reserve to itself from time to time, the Compensation Committee, consistent with the terms of the Plan, will have authority to:
•select the individuals to receive awards and determine the timing, form, amount or value, and term of grants and awards, including providing for terms regarding the accelerated vesting of an award otherwise subject to minimum vesting provisions, and the conditions and restrictions, if any, subject to which grants and awards will be made and become payable under the Plan;
•construe the Plan and prescribe rules and regulations for the administration of the Plan; and
•make any other determinations authorized under the Plan as the Compensation Committee deems necessary or appropriate.
Eligibility
A broad group of our employees and employees of our affiliates are eligible to participate in the Plan. The selection of participants from eligible employees is within the discretion of the Compensation Committee. Our non-management
Directors are eligible to participate in the Plan. As of January 1, 2026, approximately 5,800 employees (including employees and executive officers) and 11 non-management Directors were eligible for awards under the Plan as determined by the
Compensation Committee.
Stock Options
Under the Plan, the Compensation Committee may grant awards in the form of stock options to purchase shares of common stock. The Compensation Committee will determine the number of shares subject to an option, the manner and time of the option’s exercise, and the exercise price per share of stock subject to the option. Options are established with the first date they may become vested and exercisable set to be at least one year from the date of grant, provided that up to 5% of the shares available for grant under the Plan may be awarded without regard to the minimum one-year vesting period. The term of an option may not exceed ten years. We do not receive any consideration for granting stock options. The exercise price of a stock option will not be less than the fair market value of the common stock on the date the option is granted. Repricing of stock options and reloading of stock options are prohibited unless prior shareholder approval is obtained. The Compensation
Committee will designate each option as a nonqualified or an incentive stock option.
The option exercise price may, at the discretion of the Compensation Committee, be paid by a participant in cash, shares of common stock, or a combination of cash and common stock.
Stock Appreciation Rights
The Plan also authorizes the Compensation Committee to grant stock appreciation rights either independent of, or in connection with, a stock option. The exercise price of a stock appreciation right will not be less than the fair market value of the common stock on the date the stock appreciation right is granted. If granted with a stock option, exercise of stock appreciation rights will result in the surrender of the right to purchase the shares under the option as to which the stock appreciation rights were exercised. Upon exercising a stock appreciation right, the holder receives for each share for which the stock appreciation right is exercised an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise.
Payment of that amount may be made in shares of common stock, cash, or a combination of cash and common stock, as determined by the Compensation Committee. Stock appreciation rights are established with the first date they may become vested and exercisable set to be at least one year from the date of grant, provided that up to 5% of the shares available for grant under the Plan may be awarded without regard to the minimum one-year vesting period. The term of a stock appreciation right may not exceed ten years. Repricing of stock appreciation rights and reloading of stock appreciation rights are prohibited unless prior shareholder approval is obtained. We do not receive any consideration for granting stock appreciation rights.

HALLIBURTON	2026 Proxy Statement	93

Restricted Stock
The Plan provides that shares of common stock subject to specific restrictions may be awarded to eligible individuals as determined by the Compensation Committee. The Compensation Committee will determine the nature and extent of the restrictions on the shares, the duration of the restrictions, and any circumstance under which restricted shares will be forfeited. The restriction period is established to be at least one year from the date of grant, provided that up to 5% of the shares available for grant under the Plan may be awarded without regard to the minimum one-year vesting period. During the period of restriction, recipients will have the right to receive dividends and the right to vote the shares.
Restricted Stock Units
The Plan authorizes the Compensation Committee to grant restricted stock units. A restricted stock unit is a unit evidencing the right to receive one share of common stock or an equivalent cash value equal to the fair market value of a share of common stock. The Compensation Committee will determine the nature and extent of the restrictions on the restricted stock units, the duration of the restrictions, and any circumstance under which restricted stock units will be forfeited. The restriction period is established to be at least one year from the date of grant, provided that up to 5% of the shares available for grant under the Plan may be awarded without regard to the minimum one-year vesting period. The Compensation Committee may provide for the payment of dividend equivalents during the period of restriction, but recipients will not have the right to receive actual dividends or to vote the shares underlying the restricted stock units.
Performance Awards
The Plan permits the Compensation Committee to grant performance awards to eligible individuals. Performance awards are awards that are contingent, in whole or in part, on the achievement of one or more performance measures. Performance awards may be settled in cash or stock, as determined by the Compensation Committee. The number of shares or share equivalents under performance awards, singly or in combination, together with the number of stock option shares or stock appreciation rights, granted to any individual in any one calendar year, shall not in the aggregate exceed 1,000,000. The cash value (determined as of the date of grant) of any performance award that is not denominated in stock granted to any one participant in a calendar year may not exceed $30,000,000. The vesting period of a performance award may not be less than one year from the date of grant, provided that up to 5% of the shares available for grant under the Plan may be awarded without regard to the minimum one-year vesting period.
The performance criteria that may be used by the Compensation Committee in granting performance awards consist of objective tests based on the following:
•earnings
•cash flow
•customer satisfaction
•revenues
•financial return ratios
•profit return and margins
•market share
•working capital
•net operating profit after-taxes
•asset turns
•cash value added performance
•return on capital
•shareholder return and/or value
•operating profits (including EBITDA)
•net profits
•earnings per share
•stock price
•cost reduction goals
•debt to capital ratio
•any other criteria as determined by the Compensation Committee

94	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

The Compensation Committee may select one criterion or multiple criteria for measuring performance. The measurement may be based on our overall corporate performance, subsidiary or business unit performance, or comparative performance with other companies or other external measures of selected performance criteria. The Compensation Committee will also determine the length of time over which performance will be measured and the effect of a recipient’s death, disability, retirement, or other termination of service during the performance period.
Stock Value Equivalent Awards
The Plan permits the Compensation Committee to grant stock value equivalent awards to eligible individuals. Stock value equivalent awards are rights to receive the fair market value of a specified number of shares of common stock, or the appreciation in the fair market value of the shares, over a specified period of time, pursuant to a vesting schedule, all as determined by the Compensation Committee. Stock value equivalent awards are established with vesting dates at least one year from the date of grant, provided that up to 5% of the shares available for grant under the Plan may be awarded without regard to the minimum one-year vesting period. Payment of the vested portion of a stock value equivalent award shall be made in cash, based on the fair market value of the common stock on the payment date.
Amendment
The Plan provides that the Board may at any time terminate or amend the Plan. However, the Board may not, without approval of the shareholders, amend the Plan to effect a “material revision” of the Plan, where a “material revision” includes, but is not limited to, a revision that:
•materially increases the benefits accruing to a participant under the Plan;
•materially increases the aggregate number of securities that may be issued under the Plan;
•materially modifies the requirements as to eligibility for participation in the Plan; or
•changes the types of awards available under the Plan.
No amendment or termination of the Plan shall, without the consent of the participant, alter or impair rights under any awards previously granted.
The summary of the Plan provided above is a summary of the principal features of the Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the full text of the Plan. A copy of the Plan can be found in Appendix B to this proxy statement.
Change-in-Control
Awards granted on or after February 13, 2019, are subject to double-trigger vesting, such that, if a participant is terminated due to involuntary termination without cause, death, disability, good reason (as defined in an employment agreement, or a similar constructive termination event, in each case, only if a severance benefit is payable upon termination of employment due to such event pursuant to an employment agreement), or other event as specified in the participant’s award document within the period beginning on the date of the public announcement of a transaction that, if consummated, would constitute a corporate change and ending on the date that is the earlier of the announcement of the termination of the proposed transaction or two years after the consummation of the transaction, the following will occur automatically:
•any outstanding options and stock appreciation rights shall become immediately vested and fully exercisable for the full term thereof;
•any restrictions on restricted stock awards or restricted stock unit awards shall immediately lapse;
•all performance measures upon which an outstanding performance award is contingent shall be deemed achieved and the holder shall receive a payment equal to the target amount of the award he or she would have been entitled to receive; and
•any outstanding cash awards, including stock value equivalent awards, shall immediately vest and be paid based on the vested value of the award.
All awards granted prior to February 13, 2019, have vested and, as a result, all of our outstanding awards are subject to double-trigger vesting provisions.
Plan Benefits
All awards to Directors, executive officers, and employees are made at the discretion of the Compensation Committee.
Therefore, the benefits and amounts that will be received or allocated under the Plan, as amended and restated, are not determinable at this time.

HALLIBURTON	2026 Proxy Statement	95

Federal Income Tax Treatment
The following summarizes the current U.S. federal income tax consequences generally arising for awards under the Plan.
A participant who is granted an incentive stock option does not realize any taxable income at the time of the grant or at the time of exercise, but in some circumstances may be subject to an alternative minimum tax as a result of the exercise.
Similarly, we are not entitled to any deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant and one year from the date of exercise, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under these circumstances, we will not be entitled to any deduction for federal income tax purposes. If the participant fails to hold the shares for that period, the disposal is treated as a disqualifying disposition. The gain on the disqualifying disposition is ordinary income to the participant to the extent of the difference between the option price and the fair market value on the exercise date. Any excess is long-term or short-term capital gain, depending on the holding period. Under these circumstances, we will be entitled to a tax deduction equal to the ordinary income amount the participant recognizes in a disqualifying disposition.
A participant who is granted a nonqualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise. The income equals the difference between the exercise price of the shares and the market value of the shares on the date of exercise. We are entitled to a corresponding tax deduction for the same amount.
The grant of a stock appreciation right will produce no U.S. federal tax consequences for the participant or us. The exercise of a stock appreciation right results in taxable income to the participant, equal to the difference between the exercise price of the shares and the market price of the shares on the date of exercise, and a corresponding tax deduction to us.
A participant who has been granted an award of restricted shares of common stock or an award of restricted stock units will not realize taxable income at the time of the grant (unless, in the case of restricted shares, the participant makes an election under IRC Section 83(b) within 30 days after the grant date to realize taxable income at the time of the grant based on the fair market value of the shares on the grant date). When the restrictions lapse, the participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares or cash received at that time over the amount, if any, paid for the shares. We will be entitled to a corresponding tax deduction. Dividends on restricted stock and dividend equivalents, if any, on restricted stock units paid to the participant during the restriction period will also be compensation income to the participant and will be deductible as compensation expense by us (unless, in the case of restricted shares, the participant makes an election under IRC Section 83(b) within 30 days after the grant date).
A participant who has been granted a performance award will not realize taxable income at the time of the grant, and we will not be entitled to a tax deduction at that time. A participant will realize ordinary income at the time the award is paid equal to the amount of cash paid or the value of shares delivered, and we will be entitled to a corresponding tax deduction.
The grant of a stock value equivalent award produces no U.S. federal income tax consequences for the participant or us.
The payment of a stock value equivalent award results in taxable income to the participant equal to the amount of the payment received, valued with reference to the fair market value of the common stock on the payment date. We are entitled to a corresponding tax deduction for the same amount.
In order for Halliburton to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for awards under the Plan could also be limited by IRC Section 280G, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible. The ability to obtain a deduction for amounts paid under the Plan could also be affected by IRC Section 162(m), which limits the deductibility, for
U.S. federal income tax purposes, of compensation paid to certain employees to $1 million during any taxable year. As a result, we may from time to time in the future make award payments under the Plan to executive officers that are not deductible.
We may withhold any taxes required by law to be withheld in connection with any award.
IRC Section 409A generally provides that any deferred compensation arrangement which does not meet specific requirements regarding (i) timing of payouts, (ii) advance election of deferrals, or (iii) restrictions on acceleration of payouts will result in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. Failure to comply with Section 409A may result in the early taxation (plus interest) to the holder of deferred compensation and the imposition of a 20% penalty tax on the holder on such deferred amounts included in the holder’s income. In general, to avoid a Section 409A violation, amounts deferred may only be paid out on separation from service, disability, death, a change-in-
control, an unforeseen emergency (other than death), each as defined under Section 409A, or at a specified time.
Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout, other than for the reasons specified above, may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Based on current guidance, we intend to structure future awards in a manner that is exempt from or complies with Section 409A.

96	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

General/Vote Required
The closing price of our common stock on March 23, 2026, as traded on the NYSE, was $37.51 per share.
The affirmative vote of the majority of the votes cast by holders of shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter is needed to approve the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE HALLIBURTON COMPANY STOCK AND INCENTIVE PLAN.

HALLIBURTON	2026 Proxy Statement	97

Proposal No. 6 Approval to Amend and
Restate the Halliburton Company
Employee Stock Purchase Plan
Introduction
In 2002, the Board of Directors adopted and the shareholders approved the Halliburton Company 2002 Employee Stock
Purchase Plan (2002 ESPP), effective July 1, 2002, and reserved 24,000,000 shares (as adjusted for a 2-1 stock split in July
2006) for issuance under the 2002 ESPP. The 2002 Non-Qualified Stock Purchase Plan, a sub-plan of the 2002 ESPP (Sub-
Plan), was established to facilitate the offering of stock ownership interests to employees residing outside the United States.
In 2009, the 2002 ESPP was renamed the Halliburton Company Employee Stock Purchase Plan (ESPP), the Sub-Plan was
renamed the Halliburton Company Non-Qualified Stock Purchase Plan (NQSPP) and an additional 20,000,000 shares were approved by shareholders for issuance under the plans. In 2015 and 2021, the ESPP was amended and restated, and shareholders approved an additional 30,000,000 shares each such year for issuance under the plans.
This amendment and restatement replenishes the pool of shares of Halliburton common stock available for purchase under the ESPP by adding 30,000,000 shares. This amended and restated ESPP is subject to shareholder approval.
Our Board is requesting that shareholders approve the amendment and restatement of the ESPP and the reservation of shares for issuance under the ESPP, which amendment and restatement was approved by the Board of Directors on
February 10, 2026. Shareholder approval will qualify the shares for special tax treatment under IRC Section 423.
General
The purpose of the ESPP is to provide employees of Halliburton and its designated subsidiaries with the opportunity to purchase Halliburton common stock and, therefore, to have an additional incentive to contribute to the prosperity of
Halliburton.
The Employee Stock Purchase Plan
Administration
The ESPP is administered by the Compensation Committee. None of the members of the Compensation Committee is an officer or employee, or former officer or employee, of Halliburton or its subsidiaries. Subject to the terms of the ESPP, the
Compensation Committee has the power to make, amend, and repeal rules and regulations for the interpretation and administration of the ESPP. The decisions of the Compensation Committee are final and binding upon all parties.
Shares Subject to the ESPP
As amended and restated, there will be a total of 134,000,000 shares authorized under the ESPP, subject to adjustment as described below. The reserved shares will also be used to fund stock purchases under the NQSPP, and any shares issued under the NQSPP will reduce, on a share-for-share basis, the number of shares available for subsequent issuance under the ESPP.
Eligibility
In general, any employee of Halliburton or a designated subsidiary is eligible to participate in the ESPP during a purchase period unless the employee is employed in a country whose laws or regulations effectively prohibit participation in the plan. A
“purchase period” is a period of approximately three months that begins on the first trading day of each January, April, July, and October. An “enrollment date” is the first day of each purchase period. Eligible employees become participants in the
ESPP by filing with Halliburton a payroll deduction authorization form within the time prescribed by the Compensation
Committee prior to an enrollment date.
As of January 31, 2026, 84,697,071 shares of common stock had been issued under the ESPP and the NQSPP, and
49,302,939 shares would be available for future issuance, assuming approval of the 30,000,000 share increase, which forms part of this proposal. As of January 31, 2026, approximately 40,000 employees, including 10 executive officers, were eligible to participate in the ESPP.

98	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Participation
Each participant is granted a right to purchase shares of Halliburton common stock on his or her enrollment date. A participant in the ESPP may make contributions through payroll deductions of up to 10% of his or her eligible compensation each pay period, but not less than $10 for any pay period. Stock purchase rights may not accrue at a rate that exceeds
$25,000 in fair market value of the common stock (determined at the time such stock purchase rights are granted) per calendar year. The participant’s contributions are used to purchase shares of Halliburton’s common stock at the end of each purchase period. The right to purchase Halliburton shares is exercised automatically on the last trading day of each purchase period (purchase date) to the extent of the payroll deductions accumulated during the purchase period, provided that the number of shares that may be purchased by a participant in any purchase period is limited to 10,000 shares. No participant shall be granted a stock purchase right under the ESPP to the extent that, immediately after the grant, such participant (or any other person whose stock would be attributed to such participant) would own capital stock of Halliburton and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of Halliburton or any of its subsidiaries.
The purchase price per share is equal to 90% of the fair market value of the common stock on the enrollment date or the purchase date, whichever is lower. The number of whole and fractional shares of Halliburton common stock a participant purchases in each purchase period is determined by dividing the total amount of payroll deductions during the purchase period by the purchase price.
Termination of Employment
Termination of a participant’s employment for any reason, including death, immediately cancels his or her participation in the
ESPP. In that event, the payroll deductions credited to the participant’s account will be refunded to him or her, and in the case of death, to his or her estate or personal representative.
Changes in Common Stock; Adjustments
In the event that Halliburton’s common stock is changed by reason of any stock split, stock dividend, recapitalization, combination, or other similar change in Halliburton’s capital structure, appropriate action will be taken by the Compensation
Committee to adjust any or all of (i) the number and type of shares subject to the ESPP, (ii) the number and type of shares subject to outstanding stock purchase rights, and (iii) the purchase price. In the event of a Corporate Change (as defined in the ESPP), unless the successor corporation assumes or substitutes new stock purchase rights:
•  the purchase date for the outstanding stock purchase rights will be accelerated to a date fixed by the Compensation
Committee prior to the effective date of the Corporate Change; and
•  on the effective date, any unexercised stock purchase rights will expire and Halliburton will promptly refund the unused amount of each participant’s payroll deductions.
Amendment and Termination of the Plan
The Board may terminate the ESPP at any time with respect to common stock that is not subject to stock purchase rights.
The Board may amend the ESPP at any time, provided that no change may be made in any outstanding stock purchase right that would materially impair that right without the consent of the participant. If not sooner terminated, the ESPP will automatically terminate when all of the shares of common stock reserved for issuance have been sold.
Withdrawal
Generally, a participant may withdraw from the ESPP during a purchase period at any time prior to the fifth business day before a purchase date.
The summary of the ESPP provided above is a summary of the principal features of the plan. This summary, however, does not purport to be a complete description of all of the provisions of the ESPP. It is qualified in its entirety by reference to the full text of the ESPP. A copy of the ESPP can be found in Appendix C to this proxy statement, and any shareholder who wishes to obtain a copy of the ESPP may do so by written request to the Corporate Secretary at the address set forth on page 100 of this proxy statement.
Plan Benefits
The benefits to be received by Halliburton’s executive officers and employees as a result of the proposed amendment and restatement of the ESPP are not determinable, since the amounts of future purchases by participants are based on elective participant contributions. Non-employee Directors are not eligible to participate. No purchase rights have been granted, and

HALLIBURTON	2026 Proxy Statement	99

no shares of common stock have been issued, with respect to the 30,000,000 share increase for which shareholder approval is sought under this proposal.
U.S. Federal Income Tax Treatment
The following summarizes the effect of current U.S. federal income tax upon the participant and Halliburton with respect to shares purchased under the ESPP. It does not purport to be complete, and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state, or foreign country in which the participant’s income or gain may be taxable.
If the Halliburton shareholders approve this proposal, the ESPP, and the right of participants to make purchases thereunder, should qualify under the provisions of Sections 421 and 423 of the IRC. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend on the holding period. If the shares are sold or disposed of more than two years from the first day of the applicable purchase period and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of:
•  the excess of the fair market value of the shares at the time of sale over the purchase price, or
•  10% of the fair market value of the shares as of the enrollment date.
Any additional gain should be treated as long-term capital gain. If the shares are disposed of within the two-year and one-
year periods referred to above, the participant will recognize ordinary income generally measured as the difference between the fair market value of the shares on the purchase date over the purchase price. Any additional gain or loss on the sale will be long-term or short-term capital gain or loss, depending on the holding period. Halliburton is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a disposition of shares prior to the expiration of the holding period.
Non-U.S. Federal Income Tax Treatment
The income taxation consequences to participants and Halliburton (or its foreign subsidiaries) with respect to participation in the NQSPP vary by country. Generally, participants are subject to taxation at the time of purchase. The employing foreign subsidiary may be entitled to a deduction in the tax year in which a participant recognizes taxable income, provided the subsidiary reimburses Halliburton for the cost of the benefit conferred under the NQSPP.
General/Vote Required
The closing price of our common stock on March 23, 2026, as traded on the NYSE, was $37.51 per share.
The affirmative vote of the majority of the votes cast by holders of shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter is needed to approve the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE HALLIBURTON COMPANY EMPLOYEE STOCK PURCHASE PLAN.

100	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

General Information
We are providing these proxy materials to you in connection with the solicitation by the Board of Directors of Halliburton
Company of proxies to be voted at our 2026 Annual Meeting of Shareholders and at any adjournment or postponement of the meeting. By executing and returning the enclosed proxy, by following the enclosed voting instructions, or by voting via the Internet or by telephone, you authorize the persons named in the proxy to represent you and vote your shares on the matters described in the Notice of Annual Meeting.
The Notice of Internet Availability of Proxy Materials is being sent to shareholders on or about March 31, 2026. Our Annual
Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2025, accompanies this proxy statement only if you have requested that a copy of this proxy statement be mailed to you. The Annual Report on Form 10-K is also available electronically by following the instructions in the Notice of Internet Availability of Proxy Materials. The Annual
Report on Form 10-K shall not be considered as a part of the proxy solicitation materials or as having been incorporated by reference.
We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements. Such requests should be directed to the Corporate Secretary, Halliburton Company, 3000 N.
Sam Houston Parkway East, Houston, Texas 77032.
Subject to space availability, all shareholders as of the record date, or their duly appointed proxies, may attend the Annual
Meeting and each may be accompanied by one guest. Admission to the Annual Meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m. and the Annual Meeting will begin at 9:00 a.m. Please note that we will ask you to present valid picture identification, such as a driver’s license or passport, when you check in at the registration desk.
If you hold your shares in “street name” (that is, through a broker or other nominee), you must bring a proxy issued in your name from the record holder to the meeting.
You may not bring cameras, recording equipment, electronic devices, bags, briefcases, or packages into the
Annual Meeting.
If you attend the Annual Meeting, you may vote in person. If you are not present, you can only vote your shares if you have voted via the Internet or by telephone or returned a properly executed proxy pursuant to the instructions set forth on the
Notice of Internet Availability of Proxy Materials; in these cases, your shares will be voted as you specified. If you return a properly executed proxy and do not specify a vote, your shares will be voted in accordance with the recommendations of the
Board.
You may revoke the authorization given in your proxy at any time before the shares are voted at the Annual Meeting by attending the Annual Meeting and voting those shares in person, by submitting a properly executed proxy bearing a later date, or by delivering written notice of revocation to the Corporate Secretary at the address set forth above. If you hold your shares in “street name”, you must follow the procedures of your broker or other nominee to change your voting instructions.
The record date for determination of the shareholders entitled to vote at the Annual Meeting is the close of business on
March 23, 2026. Our common stock, par value $2.50 per share, is our only class of capital stock that is outstanding. As of
March 23, 2026, there were 835,157,457 shares of our common stock outstanding. Each outstanding share of common stock is entitled to one vote on each matter submitted to the shareholders for a vote at the Annual Meeting. We will maintain for a period of ten days ending on the day before the meeting date at our principal executive office a complete list of shareholders entitled to vote at the Annual Meeting, which list shall be open to the examination of any shareholder for any purpose germane to the meeting during ordinary business hours. Our principal executive office is located at 3000 N. Sam
Houston Parkway East, Administration Building, Houston, Texas 77032.
Votes cast by proxy or in person at the Annual Meeting will be counted by the persons we appoint to act as election inspectors for the Annual Meeting. The holders of a majority in voting power of the issued and outstanding shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at such meeting. The election inspectors will treat broker non-votes, which are shares held in street name that cannot be voted by a broker on specific matters in the absence of instructions from the beneficial owner of the shares, as shares that are present and entitled to vote for purposes of determining the presence of a quorum.
Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares.
If brokers do not receive specific instructions from the beneficial owner, NYSE rules govern whether or not the broker is permitted to vote on the beneficial owner’s behalf. The NYSE has designated certain categories of proposals as “routine”, and, in the absence of specific instructions from the beneficial owner, brokers are permitted to vote on routine matters at their discretion. However, in the absence of specific instructions from the beneficial owner, brokers are prohibited from voting on any matter deemed non-routine, which results in a broker non-vote for such proposal.

HALLIBURTON	2026 Proxy Statement	101

Proposal 2 (ratification of the appointment of KPMG LLP as principal independent public accountants to examine the financial statements and books and records of Halliburton for the year ending December 31, 2026) is considered routine under the applicable NYSE rules. Proposals 1 (election of directors), 3 (approval, on an advisory basis, of the compensation of our named executive officers), 4 (approval of the Halliburton Energy Services, Inc. charter amendment), 5 (approval of the amendment and restatement of the Halliburton Company Stock and Incentive Plan), and 6 (approval of the amendment and restatement of the Halliburton Company Employee Stock Purchase Plan) are considered non-routine under applicable
NYSE rules.
The table below summarizes the recommendation of the Board, the vote required for approval, and the effect of abstentions and broker non-votes with respect to each proposal being presented at the Annual Meeting.

Proposal	Board Vote Recommendation	Vote Requirement for Approval	Effect of Abstention	Effect of Broker Non-Vote
Proposal No. 1: The election of twelve nominees for Director named in this proxy statement to serve for the ensuing year and until their duly qualified successors are elected.	FOR ALL	For each Director, a majority of the votes cast by holders of shares of our common stock represented in person or by proxy and entitled to vote in the election of Directors.*	No effect.	No effect. Broker non-votes do not count as votes cast.

Proposal No. 2: To ratify the
appointment of KPMG LLP as
principal independent public
accountants to examine the financial
statements and books and records of
Halliburton for the year ending
December 31, 2026.
	FOR	A majority of the votes cast by holders of shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter.	No effect.	Broker discretion to vote.
Proposal No. 3: To approve on an advisory basis our executive compensation.	FOR	A majority of the votes cast by holders of shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter.	No effect.	No effect. Broker non-votes do not count as votes cast.
Proposal No. 4: To approve the Halliburton Energy Services, Inc. charter amendment.	FOR	A majority of the outstanding shares of our common stock entitled to vote on the matter.	Same as a vote against.	Same as a vote against.
Proposal No. 5: To approve the amendment and restatement of the Halliburton Company Stock and Incentive Plan.	FOR	A majority of the votes cast by holders of shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter.	No effect.	No effect. Broker non-votes do not count as votes cast.
Proposal No. 6: To approve the amendment and restatement of the Halliburton Company Employee Stock Purchase Plan.	FOR	A majority of the votes cast by holders of shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter.	No effect.	No effect. Broker non-votes do not count as votes cast.
* A majority of the votes cast means that the number of votes “for” a Director must exceed the number of votes “against” that Director. If the number of nominees exceeds the number of Directors to be elected as of the close of business on the tenth (10th) day preceding the day on which we mail the Notice of Internet Availability of Proxy Materials to shareholders for the Annual Meeting, the Directors shall be elected by a plurality of the votes cast by the holders of shares of our common stock represented in person or by proxy at the meeting and entitled to vote on the election of Directors.
All shareholder proxies, ballots, and tabulations will be maintained in confidence. No such document will be available for examination, except as necessary to meet legal requirements and to allow the inspectors of election to certify the results of the vote. The proxy solicitor, the election inspectors, and the tabulators of all proxies, ballots, and voting tabulations are independent and are not our employees.

102	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Additional Information
Involvement in Certain Legal Proceedings
There are no legal proceedings in which any of our Directors, executive officers, or any associate of any of our Directors or executive officers is a party adverse to us or has a material interest adverse to us.
Advance Notice Procedures and Shareholder Proposals
Under our By-laws, no business, including nominations of a person for election as a Director, may be brought before an
Annual Meeting unless it is specified in the notice of the Annual Meeting or is otherwise brought before the Annual Meeting by or at the direction of the Board or by a shareholder who meets the requirements specified in our By-laws and has delivered notice to us (containing the information specified in the By-laws). To be timely, a shareholder’s notice for matters to be brought before the 2027 Annual Meeting of Shareholders must be delivered to or mailed and received by our Corporate
Secretary at 3000 N. Sam Houston Parkway East, Administration Building, Houston, Texas 77032, not less than 90 days nor more than 120 days prior to the anniversary date of the 2026 Annual Meeting of Shareholders, or no later than 5:00 p.m.,
Houston, Texas time on February 19, 2027, and no earlier than 8:00 a.m., Houston, Texas time on January 20, 2027. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of Director nominees other than Company nominees must provide in the notice the information required by Rule 14a-19 under the Securities
Exchange Act of 1934.
This advance notice requirement does not preclude discussion by any shareholder of any business properly brought before the Annual Meeting in accordance with these procedures.
Shareholders interested in submitting a proposal pursuant to SEC Rule 14a-8 for inclusion in the proxy materials for the
2027 Annual Meeting of Shareholders may do so by following the procedures prescribed in that rule. To be eligible for inclusion, such shareholder proposals must be received by our Corporate Secretary at 3000 N. Sam Houston Parkway East,
Administration Building, Houston, Texas 77032, no later than December 1, 2026. The 2027 Annual Meeting will be held on
May 19, 2027.
Proxy Solicitation Costs
We are soliciting the proxies accompanying this proxy statement and we will bear the cost of soliciting those proxies. We have retained Innisfree M&A Incorporated to aid in the solicitation of proxies. For these services, we will pay Innisfree a fee not to exceed $41,500 and reimburse it for out-of-pocket disbursements and expenses. Our officers and employees may solicit proxies personally and by telephone or other electronic communications with some shareholders if proxies are not received promptly. We will, upon request, reimburse banks, brokers, and others for their reasonable expenses in forwarding proxies and proxy materials to beneficial owners of our stock.
Householding of Proxy Materials
Shareholders of record who have the same address receive only one copy of the Notice of Internet Availability of Proxy
Materials or this proxy statement and the Annual Report on Form 10-K, as applicable, unless we receive contrary instructions from one or more of the shareholders. This procedure reduces the Company’s printing and mailing costs and the environmental impact of its annual meetings. Shareholders who participate in householding continue to receive separate proxy forms. Any shareholder who would prefer to have a separate copy of the Notice of Internet Availability of Proxy
Materials, this proxy statement or the Annual Report on Form 10-K delivered to him or her at the shared address for this and future years may elect to do so by calling 281-871-4000 or by writing to our Corporate Secretary, at 3000 N. Sam Houston
Parkway E., East Administration Building, Houston, TX 77032. A copy of the materials will be sent promptly to the shareholder following receipt of a written or oral request by a shareholder to receive a copy of the Notice of Internet
Availability of Proxy Materials, this proxy statement or the Annual Report on Form 10-K. The foregoing contact information can also be used by shareholders sharing an address to request delivery of a single copy of the Notice of Internet Availability of Proxy Materials, this proxy statement or the Annual Report on Form 10-K if they are receiving multiple copies of any of those documents.

HALLIBURTON	2026 Proxy Statement	103

Other Matters
As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the matters described in this proxy statement. If any other matters should properly come before the Annual
Meeting for action by shareholders, it is intended that proxies will be voted on those matters in accordance with the judgment of the person or persons voting the proxies.
By Authority of the Board of Directors
Van H. Beckwith
Executive Vice President, Secretary and Chief Legal Officer
March 31, 2026

A-1	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

Appendix A – HESI Charter Amendment
If the Halliburton Energy Services, Inc. (HESI) charter amendment is approved by shareholders, HESI will be authorized to file a Certificate of Amendment to its Restated Certificate of Incorporation in substantially the following form:
CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
HALLIBURTON ENERGY SERVICES, INC.
HALLIBURTON ENERGY SERVICES, INC., a corporation organized and existing under the General Corporation Law of the
State of Delaware (the “Corporation”), does hereby certify as follows:
1.The name of the Corporation is “Halliburton Energy Services, Inc.” The Restated Certificate of Incorporation of the
Corporation was filed with the Secretary of State of the State of Delaware on March 1, 2013.
2.The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article FIFTEENTH in its entirety, which is of no further force or effect.
3.The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General
Corporation Law of the State of Delaware and the terms of the Restated Certificate of Incorporation of the
Corporation as in effect immediately prior to the effective time of this Certificate of Amendment.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its authorized officer as of this ___ day of __________, 2026.

Halliburton Energy Services, Inc.
By:
Name: Title:

HALLIBURTON	2026 Proxy Statement	B-1

Appendix B Halliburton Company Stock
and Incentive Plan
As Amended and Restated February 10, 2026
I.Purpose
The purpose of the Halliburton Company Stock and Incentive Plan (the “Plan”) is to provide a means whereby Halliburton
Company, a Delaware corporation (the “Company”), and its Subsidiaries may attract, motivate and retain highly competent employees and to provide a means whereby selected employees can acquire and maintain stock ownership and receive cash awards, thereby strengthening their concern for the long-term welfare of the Company. The Plan is also intended to provide employees with additional incentive and reward opportunities designed to enhance the profitable growth of the
Company over the long term. A further purpose of the Plan is to allow awards under the Plan to non-management Directors in order to enhance the Company’s ability to attract and retain highly qualified Directors. Accordingly, the Plan provides for granting Incentive Stock Options, Options which do not constitute Incentive Stock Options, Stock Appreciation Rights,
Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards, Stock Value Equivalent Awards, or any
combination of the foregoing, as is best suited to the circumstances of the particular employee or non-management Director as provided herein. The Plan was established February 18, 1993 as the Halliburton Company 1993 Stock and Incentive Plan
and has been amended from time to time thereafter. The Plan as amended and restated herein was adopted by the Board on February 10, 2026, subject to approval by the Company’s stockholders, and will become effective as of the date of such approval.
II.Definitions
The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:
(a)“Award” means, individually or collectively, any Option, Stock Appreciation Right, Restricted Stock Award, Restricted
Stock Unit Award, Performance Award or Stock Value Equivalent Award.
(b)“Award Document” means the relevant award agreement or other document containing the terms and conditions of an Award.
(c)“Beneficial Owners” shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.
(d)“Board” means the Board of Directors of Halliburton Company.
(e)“Cause” shall have the meaning set forth in the Participant’s Employment Agreement, or, if there is no Employment
Agreement or the Employment Agreement does not define “Cause”, “Cause” shall have the meaning set forth in an
Award Document, or, if the Award Document does not define “Cause”, “Cause” shall mean:
(i)conduct involving fraud or misuse of the funds or other property of the Company or any of its Subsidiaries; or
(ii)gross negligence or willful misconduct in the performance of duties; or
(iii)indictment of a felony, or a misdemeanor involving moral turpitude; or
(iv)material violation of any policy of the Company or any of its Subsidiaries, including the Company’s Code of
Business Conduct.
(f)“Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.
(g)“Committee” means the committee selected by the Board to administer the Plan in accordance with Paragraph (a) of
Article IV of the Plan.
(h)“Common Stock” means the Common Stock, par value $2.50 per share, of the Company.
(i)“Company” means Halliburton Company, a Delaware corporation.
(j)“Corporate Change” shall conclusively be deemed to have occurred on a Corporate Change Effective Date if an event set forth in any one of the following paragraphs shall have occurred:
(i)any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company’s then outstanding securities;
or

B-2	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

(ii)the following individuals cease for any reason to constitute a majority of the number of directors then serving:
individuals who, on the date hereof, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of
Directors of the Company) whose appointment or election by the Board or nomination for election by the
Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on the date hereof or whose appointment, election, or nomination for election was previously so approved or recommended; or
(iii)there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary of the
Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent
(either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company
(or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or any of its affiliates other than in connection with the acquisition by the Company or any of its affiliates of a business) representing 20% or more of the combined voting power of the Company’s then outstanding securities; or
(iv)the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale, disposition, lease or exchange by the Company of all or substantially all of the Company’s assets, other than a sale, disposition, lease or exchange by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the
Company immediately prior to such sale.
Notwithstanding the foregoing, (A) a “Corporate Change” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the
Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, and (B) if required for compliance with Section 409A of the Code, in no event will a “Corporate Change” be deemed to have occurred if the transaction is not also a “change in ownership or effective control of” the Company or a “change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A‑3(i)(5).
(k)“Corporate Change Effective Date” shall mean:
(i)the first date that the direct or indirect ownership of 20% or more combined voting power of the Company’s outstanding securities results in a Corporate Change as described in clause (i) of such definition above; or
(ii)the date of the election of Directors that results in a Corporate Change as described in clause (ii) of such definition; or
(iii)the date of the merger or consideration that results in a Corporate Change as described in clause (iii) of such definition; or
(iv)the date of stockholder approval that results in a Corporate Change as described in clause (iv) of such definition.
(l)“Employment Agreement” shall mean a written and active executive agreement between the Company, Halliburton
Energy Services, Inc. or Halliburton Worldwide Resources, LLC and a Participant who is an officer, addressing the terms and conditions of the Participant’s employment, and shall include such agreements pertaining to at-will employment.
(m)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(n)“Fair Market Value” means, as of any specified date, the closing price of the Common Stock on the New York Stock
Exchange (or, if the Common Stock is not then listed on such exchange, such other national securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported or, in the sole discretion of the Committee for purposes of determining the Fair Market Value of the Common Stock at the time of exercise of an Option or a Stock
Appreciation Right, such Fair Market Value shall be the prevailing price of the Common Stock as of the time of exercise. If the Common Stock is not then listed or quoted on any national securities exchange but is traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate.
(o)“Holder” means an employee or non-management Director of the Company who has been granted an Award.

HALLIBURTON	2026 Proxy Statement	B-3

(p)“Immediate Family” means, with respect to a particular Holder, the Holder’s spouse, parent, brother, sister, children and grandchildren (including adopted and step-children and grandchildren).
(q)“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.
(r)“Minimum Criteria” means a Restriction Period that is not less than one (1) year from the date of grant of an Option, a Stock Appreciation Right, a Restricted Stock Award, Restricted Stock Unit Award, a Performance Award or a Stock
Equivalent Award, such that the first time-based vesting event will occur no sooner than the first anniversary of the date of grant.
(s)“Minimum Criteria Exception” means that 5% of the total number of shares available for Awards under the Plan may have a Restriction Period that is less than the Minimum Criteria.
(t)“non-management Director” means a member of the Board who is not an employee or former employee of the
Company or its Subsidiaries.
(u)“Option” means an Award granted under Article VII of the Plan and includes both Incentive Stock Options to purchase
Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.
(v)“Option Agreement” means a written agreement between the Company and a Holder with respect to an Option.
(w)“Optionee” means a Holder who has been granted an Option.
(x)“Parent Corporation” shall have the meaning set forth in Section 424(e) of the Code.
(y)“Performance Award” means an Award granted under Article XI of the Plan.
(z)“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections
13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(aa)“Plan” means the Halliburton Company Stock and Incentive Plan, as amended and restated.
(bb)“Protected Period” means the period beginning on the date of the public announcement of a transaction that, if consummated, would result in a Corporate Change and ending on the date that is the earlier of (i) the announcement of the termination of the proposed transaction or (ii) two years after the Corporate Change Effective Date.
(cc)“Qualifying Termination” means, with respect to an Award granted on or after February 13, 2019, a Holder’s termination of service during a Protected Period due to involuntary termination without Cause, death, disability, Good
Reason (as defined in an Employment Agreement, or a similar constructive termination event, in each case, only if a severance benefit is payable upon termination of employment due to such event pursuant to an Employment
Agreement) or other event as specified in the Holder’s Award Document.
(dd)“Restricted Stock Award” means an Award granted under Article IX of the Plan.
(ee)“Restricted Stock Award Agreement” means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.
(ff)“Restricted Stock Unit” means a unit evidencing the right to receive one share of Common Stock or an equivalent value equal to the Fair Market Value of a share of Common Stock (as determined by the Committee) that is restricted or subject to forfeiture provisions.
(gg)“Restricted Stock Unit Award” means an Award granted under Article X of the Plan.
(hh)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a Holder with respect to a Restricted Stock Unit Award.
(ii)“Restriction Period” means a period of time beginning as of the date upon which an Option, a Stock Appreciation
Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or a Stock Value Equivalent
Award is made pursuant to the Plan and ending as of the date upon which all or a portion of the Option or Stock
Appreciation Right becomes exercisable or the Common Stock or cash subject to a Restricted Stock Award, a
Restricted Stock Unit Award, a Performance Award or a Stock Value Equivalent Award is issued (if not previously issued), no longer restricted or subject to forfeiture provisions, but shall not include restrictions associated with deferral of vested Awards.
(jj)“Spread” means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market
Value of a share of Common Stock on the date such right is exercised over the exercise price of such Stock
Appreciation Right.
(kk)“Stock Appreciation Right” means an Award granted under Article VIII of the Plan.
(ll)“Stock Appreciation Rights Agreement” means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.
(mm)“Stock Value Equivalent Award” means an Award granted under Article XII of the Plan.

B-4	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

(nn)“Subsidiary” means a company (whether a corporation, partnership, joint venture or other form of entity) in which the
Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 20% equity interest, except that with respect to the issuance of Incentive Stock Options the term
“Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Section 424(f) of the
Code.
(oo)“Successor Holder” shall have the meaning given such term in Paragraph (f) of Article XV.
III.Effective Date and Duration of the Plan
The Plan as amended and restated herein was adopted by the Board on February 10, 2026, is subject to approval by the
Company’s stockholders and will become effective as of the date of such approval. Subject to the provisions of Article XIII, the Plan shall remain in effect until all Options and Stock Appreciation Rights granted under the Plan have been exercised or expired by reason of lapse of time, all restrictions imposed upon Restricted Stock Awards and Restricted Stock Unit Awards
have lapsed and all Performance Awards and Stock Value Equivalent Awards have been satisfied.
IV.Administration
(a)Composition of Committee. The Plan shall be administered by a Committee of Directors of the Company which shall be appointed by the Board.
(b)Powers. The Committee shall have authority, in its discretion, to determine which eligible individuals shall receive an
Award, the time or times when such Award shall be made, whether an Incentive Stock Option, nonqualified Option or
Stock Appreciation Right shall be granted, the number of shares of Common Stock which may be issued under each
Option, Stock Appreciation Right, Restricted Stock Award and Restricted Stock Unit Award, and the value of each
Performance Award and Stock Value Equivalent Award. The Committee shall have the authority, in its discretion, to establish the terms and conditions applicable to any Award, subject to any specific limitations or provisions of the Plan.
In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals, their responsibility level, their present and potential contribution to the Company’s success and such other factors as the Committee in its discretion shall deem relevant. Notwithstanding any provision of the Plan to the contrary, the Committee may provide for the acceleration of vesting or exercisability of an Award upon a Corporate
Change, upon a termination of employment or service by reason of death, disability, retirement or otherwise or for any other reason.
(c)Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Documents executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Document relating to an Award in the manner and to the extent the Committee shall deem expedient to carry the Award into effect. The determinations of the Committee on the matters referred to in this Article
IV shall be conclusive.
(d)Delegation of Authority. The Committee may delegate some or all of its power to the Chief Executive Officer of the
Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power with regard to the selection for participation in the Plan of an officer or other person subject to Section 16 of the
Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person and any delegation of the power to grant Awards shall be permitted by applicable law.
(e)Engagement of an Agent. The Company may, in its discretion, engage an agent to (i) maintain records of Awards and
Holders’ holdings under the Plan, (ii) execute sales transactions in shares of Common Stock at the direction of
Holders, (iii) deliver sales proceeds as directed by Holders, and (iv) hold shares of Common Stock owned without restriction by Holders, including shares of Common Stock previously obtained through the Plan that are transferred to the agent by Holders at their discretion. Except to the extent otherwise agreed by the Company and the agent, when an individual loses his or her status as an employee or non-management Director of the Company, the agent shall have no obligation to provide any further services to such person and the shares of Common Stock previously held by the agent under the Plan may be distributed to the person or his or her legal representative.
V.Grant of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit
Awards, Performance Awards and Stock Value Equivalent Awards; Shares Subject to the Plan
(a)Award Limits. The Committee may from time to time grant Awards to one or more individuals determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. The aggregate number of shares of
Common Stock that may be issued under the Plan shall not exceed 32,506,830 shares, all of which shall be available for Awards of Incentive Stock Options. Shares issued as Restricted Stock Awards, Restricted Stock Unit Awards or
pursuant to Performance Awards will count against the shares available for issuance under the Plan as 1.60 shares for every 1 share issued in connection with the Award. Notwithstanding anything contained herein to the contrary, the

HALLIBURTON	2026 Proxy Statement	B-5

number of Option shares or Stock Appreciation Rights, singly or in combination, together with shares or share equivalents under Performance Awards granted to any Holder who is an employee in any one calendar year, shall not in the aggregate exceed 1,000,000. The cash value determined as of the date of grant of any Performance Award not denominated in Common Stock granted to any Holder who is an employee in any one calendar year shall not exceed
$30,000,000. The fair market value, determined as of the date of grant, of Awards granted to a Holder who is a non-
management Director in any one calendar year, when added to any cash or other compensation payable to such a
Holder in such calendar year, shall not exceed $750,000. Any shares which remain unissued and which are not subject to outstanding Options or Awards at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. If Awards are forfeited or are terminated for any other reason before being exercised or settled, then the shares underlying such Awards shall again become available for Awards under the Plan. Notwithstanding the foregoing, the following shares shall not become available for Awards under the Plan: (i) shares tendered by an
Optionee or withheld by the Company for payment of an option price, (ii) shares tendered by a Holder or withheld by the Company to satisfy the Company’s tax withholding obligation in connection with an Award, (iii) shares reacquired in the open market or otherwise using cash proceeds from the exercise of Options, and (iv) shares that are not issued to a Holder due to a net settlement of an Award. For purposes of clarity, Stock Appreciation Rights and Options shall be counted in full against the number of shares available for issuance under the Plan, regardless of the number of shares issued upon settlement of the Stock Appreciation Rights and Options. The shares underlying a Restricted Stock Award to the extent vested shall not again become available for Awards under the Plan. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Article XIII with respect to shares of Common Stock subject to Options then outstanding. The 1,000,000-share limit on Holders who are employees with respect to Stock Options and Stock Appreciation Rights Awards, singly or in combination, together with shares or share equivalents under Performance Awards granted to any Holder who is an employee in any calendar year shall be subject to adjustment in the same manner as provided in Article XIII. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.
(b)Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common
Stock or Common Stock previously issued and reacquired by the Company.
VI.Eligibility
Only employees of the Company or any Parent Corporation or Subsidiary of the Company and non-management Directors shall be eligible for Awards under the Plan as determined by the Committee in its sole discretion. Each Award shall be evidenced in such manner and form as may be prescribed by the Committee.
VII.Stock Options
(a)Stock Option Agreement. Each Option shall be evidenced by an Option Agreement between the Company and the
Optionee which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price.
(b)Restriction Period To Be Established by the Committee. The Committee shall establish the Restriction Period applicable to an Option; provided, however, that such Restriction Period shall not be less than the Minimum Criteria.
Notwithstanding the foregoing, Awards of Options may utilize the Minimum Criteria Exception.
(c)Option Period. The term of each Option shall be as specified by the Committee at the date of grant; provided that, in no case, shall the term of an Option exceed ten (10) years.
(d)Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.
(e)Option Price. The purchase price of Common Stock issued under each Option shall be determined by the Committee, but such purchase price shall not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted.
(f)Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock
Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the
Company or of any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or such Subsidiary, or the acquisition by the Company or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.
(g)Repricing Prohibited. Except for adjustments pursuant to Article XIII, the purchase price of Common Stock for any outstanding Option granted under the Plan may not be decreased after the date of grant nor may an outstanding
Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a

B-6	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

lower purchase price, cash or a new Award unless there is prior approval by the Company stockholders. Any other action that is deemed to be a repricing under any applicable rule of the New York Stock Exchange shall be prohibited unless there is prior approval by the Company stockholders.
VIII.Stock Appreciation Rights
(a)Stock Appreciation Rights. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Common Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock
Appreciation Rights Agreement between the Company and the Holder which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Stock Appreciation Rights
Agreements need not be identical. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Common Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of
Common Stock as determined by the Committee in its sole discretion.
(b)Restriction Period To Be Established by the Committee. The Committee shall establish the Restriction Period applicable to a Stock Appreciation Right; provided, however, that such Restriction Period shall not be less than the
Minimum Criteria. Notwithstanding the foregoing, Awards of Stock Appreciation Rights may utilize the Minimum Criteria
Exception.
(c)Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price shall not be less than the Fair Market Value of a share of Common Stock on the date the Stock
Appreciation Right is granted.
(d)Exercise Period. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant; provided that, in no case, shall the term of a Stock Appreciation Right exceed ten (10) years.
(e)Limitations on Exercise of Stock Appreciation Right. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.
(f)Repricing Prohibited. Except for adjustments pursuant to Article XIII, the exercise price of a Stock Appreciation Right may not be decreased after the date of grant nor may an outstanding Stock Appreciation Right granted under the Plan be surrendered to the Company as consideration for the grant of a new Stock Appreciation Right with a lower exercise price, cash or a new Award unless there is prior approval by the Company stockholders. Any other action that is deemed to be a repricing under any applicable rule of the New York Stock Exchange shall be prohibited unless there is prior approval by the Company stockholders.
IX.Restricted Stock Awards
(a)Restriction Period To Be Established by the Committee. The Committee shall establish the Restriction Period applicable to Restricted Stock Awards; provided, however, that such Restriction Period shall not be less than the
Minimum Criteria. Notwithstanding the foregoing, Restricted Stock Awards may utilize the Minimum Criteria Exception.
(b)Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate or in a book entry account in each case, registered in the name of the Holder of such Restricted
Stock Award or, at the option of the Company, in the name of a nominee of the Company. The Holder shall have the right to receive dividends during the Restriction Period, to vote the Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to possession of the stock certificate until the
Restriction Period shall have expired, (ii) the Company shall retain custody of the stock during the Restriction Period,
(iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock during the
Restriction Period, and (iv) a breach of the terms and conditions established by the Committee pursuant to the
Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award. The Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards as shall be set forth in a Restricted Stock Award Agreement.
(c)Payment for Restricted Stock. A Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law and except that the Committee may, in its discretion, charge the Holder an amount in cash not in excess of the par value of the shares of Common
Stock issued under the Plan to the Holder.
(d)Miscellaneous. Nothing in this Article shall prohibit the exchange of shares issued under the Plan (whether or not then subject to a Restricted Stock Award) pursuant to a plan of reorganization for stock or securities in the Company or another corporation a party to the reorganization, but the stock or securities so received for shares then subject to the restrictions of a Restricted Stock Award shall become subject to the restrictions of such Restricted Stock Award. Any shares of stock received as a result of a stock split or stock dividend with respect to shares then subject to a Restricted
Stock Award shall also become subject to the restrictions of the Restricted Stock Award.

HALLIBURTON	2026 Proxy Statement	B-7

X.Restricted Stock Unit Awards
(a)Restriction Period To Be Established by the Committee. The Committee shall establish the Restriction Period applicable to Restricted Stock Unit Awards; provided, however, that such Restriction Period shall not be less than the
Minimum Criteria. Notwithstanding the foregoing, Restricted Stock Unit Awards may utilize the Minimum Criteria
Exception.
(b)Other Terms and Conditions. The Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Stock Unit Award as shall be set forth in a Restricted Stock Unit Award
Agreement. Cash dividend equivalents may be converted into additional Restricted Stock Units or may be paid during, or may be accumulated and paid at the end of, the Restriction Period with respect to a Restricted Stock Unit Award, as determined by the Committee. The Committee, in its sole discretion, may provide for the deferral of a Restricted Stock
Unit Award.
(c)Payment for Restricted Stock Unit. A Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Unit Award, except to the extent otherwise required by law and except that the
Committee may, in its discretion, charge the Holder an amount in cash not in excess of the par value of the shares of
Common Stock issued under the Plan to the Holder.
(d)Restricted Stock Units in Substitution for Units Granted by Other Corporations. Restricted Stock Unit Awards
may be granted under the Plan from time to time in substitution for restricted stock units held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the Company or of any
Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or such Subsidiary, or the acquisition by the Company or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.
XI.Performance Awards
(a)Performance Period. The Committee shall establish, with respect to and at the time of each Performance Award, a performance period over which the performance applicable to the Performance Award of the Holder shall be measured and a Restriction Period; provided, however, that such Restriction Period shall not be less than the Minimum Criteria.
Notwithstanding the foregoing, Performance Awards may utilize the Minimum Criteria Exception.
(b)Performance Awards. Each Performance Award may have a maximum value established by the Committee at the time of such Award.
(c)Performance Measures. A Performance Award granted under the Plan shall be awarded contingent, in whole or in part, upon the achievement of one or more performance measures. The performance criteria for Performance Awards shall consist of objective tests based on the following: earnings, cash flow, return on capital, cash value added performance, stockholder return and/or value, revenues, operating profits (including EBITDA), net profits, earnings per share, stock price, cost reduction goals, debt to capital ratio, financial return ratios, profit return and margins, market share, working capital, net operating profit after taxes, asset turns, customer satisfaction and any other criteria as determined by the Committee. The Committee may select one criterion or multiple criteria for measuring performance.
Performance criteria may be measured on corporate, subsidiary or business unit performance, or on a combination thereof. Further, the performance criteria may be based on comparative performance with other companies or other external measure of the selected performance criteria.
(d)Payment. Following the end of the performance period, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, if any, based on the achievement of the performance measures for such performance period, as determined by the Committee in its sole discretion. Payment of a Performance Award (i) may be made in cash, Common Stock or a combination thereof, as determined by the Committee in its sole discretion, (ii) shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion, and (iii) to the extent applicable, shall be based on the Fair Market Value of the
Common Stock on the payment date.
(e)Termination of Service. The Committee shall determine the effect of termination of service during the performance period on a Holder’s Performance Award.
XII.Stock Value Equivalent Awards
(a)Stock Value Equivalent Awards. Stock Value Equivalent Awards are rights to receive an amount equal to the Fair
Market Value of shares of Common Stock or rights to receive an amount equal to any appreciation or increase in the
Fair Market Value of Common Stock over a specified period of time, which is subject to a Restriction Period as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Stock Value Equivalent Award may have a maximum value established by the Committee at the time of such Award.

B-8	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

(b)Award Period. The Committee shall establish the Restriction Period applicable to Stock Value Equivalent Awards;
provided, however, that such Restriction Period shall not be less than the Minimum Criteria. Notwithstanding the foregoing, Stock Value Equivalent Awards may utilize the Minimum Criteria Exception.
(c)Payment. Following the end of the determined period for a Stock Value Equivalent Award, the Holder of a Stock Value
Equivalent Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Stock
Value Equivalent Award, if any, based on the then vested value of the Award. Payment of a Stock Value Equivalent
Award (i) shall be made in cash, (ii) shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion, and (iii) shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during, or may be accumulated and paid at the end of, the determined vesting period with respect to a Stock Value Equivalent Award, as determined by the Committee.
(d)Termination of Service. The Committee shall determine the effect of termination of service during the applicable vesting period on a Holder’s Stock Value Equivalent Award.
XIII.Recapitalization or Reorganization
(a)Except as hereinafter otherwise provided, in the event of any recapitalization, reorganization, merger, consolidation, combination, exchange, stock dividend, stock split, extraordinary dividend or divestiture (including a spin-off) or any other change in the corporate structure or shares of Common Stock occurring after the date of the grant of an Award, the Committee shall, in its discretion, make such adjustment as to the number and price of shares of Common Stock or other consideration subject to such Awards as the Committee shall deem appropriate in order to prevent dilution or enlargement of rights of the Holders.
(b)The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
(c)The shares with respect to which Options, Stock Appreciation Rights or Restricted Stock Units may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option, Stock
Appreciation Rights or Restricted Stock Unit Award, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the
Company, the number of shares of Common Stock with respect to which such Award relates or may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and, as applicable, the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and, as applicable, the purchase price per share shall be proportionately increased.
(d)If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option or
Stock Appreciation Right or payment in settlement of a Restricted Stock Unit Award theretofore granted, the Holder shall be entitled to purchase or receive, as applicable, under such Award, in lieu of the number of shares of Common
Stock as to which such Award relates or shall then be exercisable, the number and class of shares of stock and securities and the cash and other property to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.
(e)Notwithstanding any provisions of the Plan to the contrary, in the event of an employee Holder’s Qualifying
Termination, unless an Award Document otherwise provides, as of the date of such Holder’s termination of service (i)
any outstanding Options and Stock Appreciation Rights shall become immediately vested and fully exercisable for the full term thereof, (ii) any restrictions on Restricted Stock Awards or Restricted Stock Unit Awards shall immediately lapse, (iii) all performance measures upon which an outstanding Performance Award is contingent shall be deemed achieved and the Holder shall receive a payment equal to the target amount of the Award he or she would have been entitled to receive, without proration, and (iv) any outstanding cash Awards including Stock Value Equivalent Awards shall immediately vest and be paid based on the vested value of the Award.
(f)Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted, the purchase price per share of Common Stock subject to Options or the calculation of the Spread with respect to Stock Appreciation Rights.
(g)Notwithstanding the foregoing, the provisions of this Article XIII shall be administered in accordance with Section 409A of the Code, and settlement of Awards under Section 13(e) will be delayed until the scheduled payment or vesting date to the extent required to comply with Section 409A of the Code or to avoid the taxes imposed thereunder.

HALLIBURTON	2026 Proxy Statement	B-9

XIV.Amendment or Termination of the Plan
The Board in its discretion may terminate the Plan or alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder, and provided, further, that the Board may not, without approval of the stockholders, amend the Plan to effect a “material revision” of the Plan, where a “material revision” includes, but is not limited to, a revision that: (a) materially increases the benefits accruing to a Holder under the Plan, (b) materially increases the aggregate number of securities that may be issued under the Plan, (c) materially modifies the requirements as to eligibility for participation in the Plan, or (d)
changes the types of awards available under the Plan.
XV.Other
(a)No Right To An Award. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an employee or a non-management Director any right to be granted an Option, a Stock Appreciation
Right, a right to a Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Stock Value Equivalent
Award or any other rights hereunder except as may be evidenced by an Award or by an Option or Stock Appreciation
Agreement duly executed on behalf of the Company, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.
(b)No Employment Rights Conferred. Nothing contained in the Plan or in any Award made hereunder shall:
(i)confer upon any employee any right to continuation of employment with the Company or any Subsidiary; or
(ii)interfere in any way with the right of the Company or any Subsidiary to terminate his or her employment at any time.
(c)No Rights to Serve as a Director Conferred. Nothing contained in the Plan or in any Award made hereunder shall confer upon any Director any right to continue their position as a Director of the Company.
(d)Other Laws; Withholding. The Company shall not be obligated to issue any shares of Common Stock pursuant to any Award at any time, when the offering of the shares of Common Stock covered by such Award has not been registered under the U.S. Securities Act of 1933, as amended (the “Act”) or such other country, U.S. federal or state laws, rules or regulations as the Company deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration. The Company intends to use reasonable efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon vesting of an Award, the
Participant, if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws. By accepting an Award, the Participant agrees that the shares of Common Stock which the Participant may acquire upon vesting of an Award will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable U.S. federal, state or non-U.S. securities laws. Furthermore, the Participant also agrees (i) that the
Company may refuse to register the transfer of the shares of Common Stock acquired under an Award on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel to the Company constitute a violation of any applicable securities law, and (ii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Common Stock acquired under the Plan. No fractional shares of
Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Committee may permit the Holder of an Award to elect to surrender, or authorize the Company to withhold, shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Company’s withholding obligation, subject to such restrictions as the Committee deems appropriate.
(e)No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Holder, beneficiary or other person shall have any claim against the Company or any
Subsidiary as a result of any such action.
(f)Restrictions on Transfer. No Award may be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, except by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined by the Code or Title I of the U.S. Employee Retirement Income Security Act of
1974, as amended, or similar order. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Award or of such rights contrary to the provisions of an Award Document or in the Plan, the Award and such rights shall immediately become null and void. The Committee may prescribe and include in the respective Award
Documents hereunder other restrictions on transfer. Upon a Holder’s death, the Holder’s personal representative or other person entitled to succeed to the rights of the Holder (the “Successor Holder”) may exercise such rights as are provided under the applicable Award Document. A Successor Holder must furnish proof satisfactory to the Company of his or her rights to exercise the Award under the Holder’s will or under the applicable laws of descent and distribution.
Notwithstanding the foregoing, the Committee shall have the authority, in its discretion, to grant (or to sanction by way

B-10	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

of amendment to an existing grant) Awards (other than Incentive Stock Options) which may be transferred by the
Holder for no consideration to or for the benefit of the Holder’s Immediate Family, to a trust solely for the benefit of the
Holder and his Immediate Family, or to a partnership or limited liability company in which the Holder and members of his Immediate Family have at least 99% of the equity, profit and loss interest, in which case the Award Document shall so state. A transfer of an Award pursuant to this Paragraph (f) shall be subject to such rules and procedures as the
Committee may establish. In the event an Award is transferred as contemplated in this Paragraph (f), such Award may not be subsequently transferred by the transferee except by will or the laws of descent and distribution, and such
Award shall continue to be governed by and subject to the terms and limitations of the Plan and the relevant written instrument for the Award and the transferee shall be entitled to the same rights as the Holder under Articles XIII and
XIV hereof as if no transfer had taken place. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. The consequences of termination of employment shall continue to be applied with respect to the original Holder, following which the Awards shall be exercised by the transferee only to the extent and for the periods specified in the Plan and the related Award
Document. The Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Award Agreement,
Restricted Stock Unit Award Agreement or other Award Document shall specify the effect of the death of the Holder on the Award.
(g)Governing Law. This Plan shall be construed in accordance with the laws of the State of Texas, except to the extent that it implicates matters which are the subject of the General Corporation Law of the State of Delaware which matters shall be governed by the latter law.
(h)Foreign Awardees. Without amending the Plan, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the
Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with the provisions of laws and regulations in other countries or jurisdictions in which the Company or its Subsidiaries operate.
(i)Clawback or Recoupment. Notwithstanding any other provisions in this Plan, any Award shall be subject to clawback, recovery or recoupment by the Company under any clawback or recoupment policy adopted by the Company, whether before or after the date of grant of the Award.

HALLIBURTON	2026 Proxy Statement	C-1

Appendix C Halliburton Company
Employee Stock Purchase Plan
As Amended and Restated February 10, 2026
1.     Purpose.
The HALLIBURTON COMPANY EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is intended to provide an incentive for eligible employees of HALLIBURTON COMPANY (the “Company”) and certain of its subsidiaries to acquire or increase a proprietary interest in the Company through the purchase of shares of the Company’s common stock. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the
“Code”). The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the
Code. The Plan was originally established in 2002 as the Halliburton Company 2002 Employee Stock Purchase Plan, was
renamed the Halliburton Company Employee Stock Purchase Plan in 2009, was amended and restated in 2015, was amended in 2019, and was amended and restated in 2021.
2.    Definitions.
Where the following words and phrases are used in the Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:
“Board” means the Board of Directors of the Company.
“Committee” means the Board or a committee of members of the Board appointed by the Board to administer this Plan.
“Company” means Halliburton Company and, where required by the context, shall include any Participating Company.
“Corporate Change” means one of the following events: (i) the merger, consolidation, or other reorganization of the
Company in which the outstanding Stock is converted into or exchanged for a different class of securities of the Company, a class of securities of any other issuer (except a direct or indirect wholly owned subsidiary of the Company), cash or other property; (ii) the sale, lease or exchange of all or substantially all of the assets of the Company to any other corporation or entity (except a direct or indirect wholly owned subsidiary of the Company); or (iii) the adoption by the stockholders of the
Company of a plan of liquidation or dissolution.
“Eligible Compensation” means an employee’s regular straight-time earnings or base salary, determined before giving effect to any elective salary reduction or deferral agreements and including vacation, sick time and short-term disability pay, but excluding overtime, incentive compensation, bonuses, special payments, commissions, severance pay, long-term disability pay, geographical coefficients, shift differential and any other items of compensation.
“Eligible Employee” means, as of each Enrollment Date, each employee of the Company or a Participating Company, but excluding employees who are employed in a foreign country whose laws or regulations effectively prohibit participation in the
Plan. Additionally the Committee may also determine that a designated group of highly compensated employees are ineligible to participate in the Plan so long as the group fits within the definition of ‘highly compensated employee’ in Code
Section 414(q).
“Enrollment Date” means the first day of each Purchase Period.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” shall mean the closing price for a share of Stock on the New York Stock Exchange (or if the Stock is
not then listed on such exchange, such other national securities exchange on which the Stock is then listed) for the last
Trading Day on the date of such determination, as reported on the New York Stock Exchange (or such other national securities exchange) Composite Tape or such other source as the Committee deems reliable, or if no prices are reported on that date, on the last preceding date on which such prices are so reported.
“Participating Company” means any present or future parent corporation or Subsidiary of the Company that participates in the Plan pursuant to paragraph 4.
“Purchase Date” means the last Trading Day of each Purchase Period.

C-2	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

“Purchase Period” means a period of approximately three months beginning on the first Trading Day of each calendar quarter that begins on January 1, April 1, July 1, or October 1 and ending on the last Trading Day of the respective calendar quarter ending March 31, June 30, September 30, or December 31. The Committee shall have the power to change the duration of Purchase Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five days prior to the scheduled beginning of the first Purchase
Period to be affected thereafter.
“Purchase Price” means an amount equal to 90% of the Fair Market Value of a share of Stock on the Enrollment Date or on the Purchase Date, whichever is lower, subject to adjustment pursuant to paragraph 13.
“Stock” means the Company’s common stock, par value $2.50 per share.
“Sub-Plan” means the Company’s Non-Qualified Stock Purchase Plan, as amended.
“Subsidiary” means a corporation, domestic or foreign, which is a “subsidiary” of the Company, as defined in section 424(f)
of the Code, whether or not such corporation exists or is hereafter organized or acquired by the Company or a subsidiary.
“Trading Day” means a day on which the principal national stock exchange on which the Stock is traded is open for trading.
3.      Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the
Plan, the Committee shall interpret the Plan, make such rules as it deems necessary for the proper administration of the
Plan, and make all other determinations necessary or advisable for the administration of the Plan and the purchase of Stock under the Plan, including without limitation establishing the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars. In addition, the Committee shall correct any defect or supply any omission or reconcile any inconsistency in the Plan, or in any stock purchase right granted under the Plan, correct any mistakes in the administration of the Plan in the manner and to the extent that the Committee deems necessary or desirable to effectuate the intent of the
Plan. The Committee shall, in its sole discretion, make such decisions or determinations and take such actions, and all such decisions, determinations and actions taken or made by the Committee pursuant to this and the other paragraphs of the
Plan shall be conclusive on all parties. The Committee shall not be liable for any decision, determination or action taken in good faith in connection with the administration of the Plan. The Committee shall have the authority to delegate some or all of its power under the Plan, including routine day-to-day administration of the Plan, to such officers and employees of the
Company as the Committee deems appropriate.
4.      Participating Companies. The Committee may designate any present or future parent corporation of the Company or Subsidiary that is eligible by law to participate in the Plan as a Participating Company by written instrument delivered to the designated Participating Company. Such written instrument shall specify the effective date of such designation and shall become, as to such designated Participating Company and employees in its employment, a part of the Plan. The terms of the Plan may be modified as applied to the Participating Company only to the extent permitted under Section 423 of the
Code. Transfer of employment among the Company and Participating Companies shall not be considered a termination of employment hereunder. Any Participating Company may, by appropriate action of its Board of Directors, terminate its participation in the Plan. Moreover, the Committee may, in its discretion, terminate a Participating Company’s Plan participation in the Plan at any time.
5.       Eligibility. Subject to the further provisions hereof, all Eligible Employees as of an Enrollment Date shall be eligible to participate in the Plan with respect to the Purchase Period beginning as of such date.
6.       Stock Subject to the Plan. Subject to the provisions of paragraph 13, the aggregate number of shares of Stock which may be sold under the Plan and the Sub-Plan shall not exceed 134,000,000 shares, which shares may be authorized but unissued shares or treasury shares, including shares bought on the open market or otherwise for purposes of the Plan.
7.      Stock Purchase Rights.
(a)    Grant of Stock Purchase Rights. On each Enrollment Date the Company shall grant a stock purchase right to each
Eligible Employee who elects to participate in the Plan for the Purchase Period beginning on such date. Subject to subparagraphs 7(f) and (g), the number of shares of Stock subject to a stock purchase right for a participant shall be equal to the quotient of (i) the aggregate payroll deductions withheld on behalf of such participant during the Purchase Period, divided by (ii) the Purchase Price of the Stock applicable to the Purchase Period; provided, however, that the maximum number of shares of Stock that may be subject to any stock purchase right for a participant during any Purchase Period may not exceed 10,000 shares (subject to adjustment as provided in paragraph 13). Whole and fractional shares shall be purchased, unless the Committee determines that the purchase of fractional shares is administratively impracticable. Any references in the Plan to “shares” shall include fractional shares, if any, purchased by the participant under the Plan.
(b)    Election to Participate; Payroll Deduction Authorization. An Eligible Employee may participate in the Plan only by means of payroll deduction. Except as provided in subparagraph 7(f), each Eligible Employee who elects to participate in the
Plan shall deliver to the Company, within the time period prescribed by the Committee, a payroll deduction authorization in the form or manner prescribed by the Company, whereby he gives notice of his election to participate in the Plan as of the

HALLIBURTON	2026 Proxy Statement	C-3

next following Enrollment Date, and whereby he designates an integral percentage (except as provided below) to be deducted from his Eligible Compensation for each pay period paid during the Purchase Period and paid into the Plan for his account. The designated percentage may not exceed 10%; provided, however, the minimum contribution per pay period shall be $10.
(c)    Changes in Payroll Authorization. All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may discontinue his participation in the Plan as provided in paragraph 9 hereof, or may increase or decrease the rate of his payroll deductions during the Purchase Period by completing or filing with the Company, at a time and in a manner prescribed by the Committee, a new payroll deduction authorization form authorizing a change in his payroll rate. The Committee may, in its discretion, limit the number of payroll rate changes during any Purchase Period.
The change in rate shall be effective as soon as administratively practicable after the Company’s receipt of the new payroll deduction authorization form. A participant’s payroll deduction authorization form shall remain in effect for successive
Purchase Periods unless terminated as provided in paragraph 9 hereof.
(d)      Automatic Payroll Reduction. Notwithstanding the foregoing, to the extent necessary to comply with subparagraphs
7(f) and (g) hereof, a participant’s payroll deductions may be decreased to 0% at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant’s payroll deduction authorization form at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 9 hereof.
(e)      Tax Withholding. At the time the stock purchase right is exercised, in whole or in part, or at the time some or all of the Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state or other tax withholding obligations, if any, that arise upon the exercise of the stock purchase right or the disposition of the Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including without limitation any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of
Stock purchased by the participant.
(f)      $25,000 Limitation. Notwithstanding anything in the Plan to the contrary, no employee shall be granted a stock purchase right under the Plan which permits his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent corporation and Subsidiaries to accrue at a rate which exceeds $25,000 of
Fair Market Value of Stock (determined at the time such stock purchase right is granted) for each calendar year in which such stock purchase right is outstanding at any time (within the meaning of Section 423(b)(8) of the Code). Any payroll deductions in excess of the amount specified in the foregoing sentence shall be returned to the participant as soon as administratively feasible.
(g)      Special Restriction on Participation. Any provisions of the Plan to the contrary notwithstanding, no Eligible
Employee shall be granted a stock purchase right under the Plan to the extent that, immediately after the grant, such Eligible
Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the
Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company, its parent corporation or any Subsidiary.
8.      Exercise of Stock Purchase Rights.
(a)    General Statement. Subject to the limitations set forth in paragraph 7, unless a participant withdraws from the Plan as provided in paragraph 9, each participant in the Plan automatically and without any act on his part shall be deemed to have exercised his stock purchase right on each Purchase Date to the extent of his unused payroll deductions under the
Plan and to the extent the issuance of Stock to such participant upon such exercise is lawful.
(b)      Delivery of Shares to Custodian. As soon as practicable after each Purchase Date, the Company shall deliver to a custodian selected by the Committee one or more certificates representing (or shall otherwise cause to be credited to the account of such custodian) the aggregate number of whole shares of Stock with respect to which stock purchase rights were exercised on such Purchase Date of all of the participating employees hereunder. Such custodian shall keep accurate records of the beneficial interests of each participant in such shares by means of participant accounts under the Plan, and shall provide each participant with periodic statements with respect thereto as may be directed by the Committee. The
Committee may require that shares be retained with such custodian, or other designated broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. If the
Company is required to obtain from any U.S. commission or agency authority to issue any such shares, the Company shall seek to obtain such authority. Inability of the Company to obtain from any commission or agency (whether U.S. or foreign)
authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the
Company from liability to any participant in the Plan except to return to him the amount of his payroll deductions under the
Plan which would have otherwise been used upon exercise of the relevant stock purchase right.

C-4	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

(c)    Withdrawal of Shares. A participant may, at any time, in such form and manner as established by the custodian, direct the custodian to deliver to the participant all or part of the shares held by the custodian in his account or to sell such shares and deliver to the participant the proceeds therefrom, less applicable expenses.
(d)      Dividends. With respect to an individual’s Stock held by the custodian pursuant to subparagraph 8(b), the participant may request the custodian to reinvest in additional shares of Stock for such participant’s account any cash dividends received by the custodian and attributable to such Stock. Otherwise, the participant will receive dividends in cash. The custodian shall, in accordance with procedures adopted by the custodian, facilitate the participant’s voting rights attributable to shares held in participant’s account.
9.      Withdrawal from the Plan.
(a)    General Statement. Any participant may withdraw in whole from the Plan prior to the Purchase Date relating to a particular Purchase Period. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal in a form prepared by the Company during the Purchase Period at a time and in a manner prescribed by the Committee. The Company shall, as soon as administratively practicable, following the receipt of the notice of withdrawal, refund to the participant the amount of his payroll deductions under the Plan which have not yet been used to purchase shares upon the exercise of his stock purchase rights; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised stock purchase rights under the Plan shall terminate in full.
(b)      Eligibility Following Withdrawal. A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the Purchase Period during which he withdrew (provided that he is otherwise an Eligible
Employee at such later time).
10.    Termination of Eligible Employment. If the employment of a participant with the Company terminates for any reason whatsoever or the participant ceases to be an Eligible Employee, then his participation in the Plan automatically and without any act on his part shall terminate as of the date of such termination of employment or change in status. The
Company shall, as soon as administratively practicable, refund to him (or his estate or personal representative, as the case may be) the amount of his payroll deductions under the Plan which have not yet been used to purchase Stock, and thereupon his interest in unexercised stock purchase rights under the Plan shall terminate in full.
11.    Restriction Upon Assignment of Stock Purchase Rights. A stock purchase right granted under the Plan shall not be transferable. Each stock purchase right shall be exercisable, during a participant’s lifetime, only by the participant to whom granted. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of any of his stock purchase rights under the Plan.
12.    No Shareholder Rights or Privileges Until Exercise of Stock Purchase Rights. With respect to shares of Stock subject to a stock purchase right, a participant shall not be deemed to be a shareholder, and he shall not have any of the rights or privileges of a shareholder, until such stock purchase right has been exercised and shares delivered pursuant to subparagraph 8(b).
13.    Changes in Stock; Adjustments. Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change, appropriate action will be taken by the Committee to adjust any or all of (i) the number and type of shares subject to the Plan, (ii) the number and type of shares subject to outstanding stock purchase rights and (iii) the
Purchase Price with respect to any of the foregoing.
In the event of a Corporate Change, unless a successor corporation assumes or substitutes new stock purchase rights
(within the meaning of Section 424(a) of the Code) for all stock purchase rights then outstanding, (i) the Purchase Date for all stock purchase rights then outstanding shall be accelerated to a date fixed by the Committee prior to the effective date of the Corporate Change and (ii) upon such effective date any unexercised stock purchase rights shall expire and the
Company promptly shall refund to each participant the amount of such participant’s payroll deductions under the Plan which have not yet been used to purchase Stock.
14.    Use of Funds; No Interest Paid. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any participant on amounts credited to his account.
15.    Term of the Plan. The Plan was originally effective July 1, 2002. This amended and restated Plan shall be effective as of the date it was amended and restated, provided it is approved by stockholders. If not sooner terminated under the provisions of paragraph 16, the Plan shall automatically terminate upon and no further payroll deductions shall be made and no further stock purchase rights shall be granted after the date all of the shares of Stock reserved for issuance under the
Plan and the Sub-Plan, as increased and/or adjusted from time to time, have been sold under the Plan and the Sub-Plan. If on the final Purchase Date there is an insufficient number of shares of Stock available for all purchases under stock purchase rights exercised on such date, the number of available shares shall be prorated among the then purchasing

HALLIBURTON	2026 Proxy Statement	C-5

participants in an equitable manner as determined by the Committee based on their deductions for such Purchase Period and all remaining amounts shall be returned to the participants.
16.    Amendment or Termination of the Plan. The Board in its discretion may terminate the Plan at any time with respect to any Stock for which stock purchase rights have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that, except as provided below, no change in any stock purchase right theretofore granted may be made that would materially impair the stock purchase rights of the participant without the consent of such participant. In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to (i)
altering the Purchase Price for any Purchase Period including a Purchase Period underway at the time of the change in
Purchase Price; and (ii) shortening any Purchase Period so that Purchase Period ends on a new Purchase Date, including a
Purchase Period underway at the time of the Board action.
17.    Securities Laws. The Company shall not be obligated to issue any Stock pursuant to any stock purchase right granted under the Plan at any time when the offer, issuance or sale of shares covered by such stock purchase right has not been registered under the Securities Act of 1933, as amended, or does not comply with such other state, federal or foreign laws, rules or regulations, or the requirements of any stock exchange upon which the Stock may then be listed, as the
Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations or requirements available for the offer, issuance and sale of such shares. Further, all Stock acquired pursuant to the Plan shall be subject to the Company’s policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of stock purchase rights granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with any applicable provisions of Rule 16b-3. As to such persons, the Plan shall be deemed to contain, and such stock purchase rights shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from
Section 16 of the Exchange Act with respect to Plan transactions.
18.    No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action that is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any stock purchase right granted under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.
19.    Miscellaneous Provisions.
(a)    Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.
(b)      Headings. The headings and subheadings in the Plan are included solely for convenience, and if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.
(c)      Not a Contract of Employment. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Participating Company and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company or any Participating Company to purchase Stock at a discount, in the future. The stock purchase rights and obligations under any participant’s terms of employment with the Company or any Participating Company shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any Participating Company or to restrict the right of the Company or any Participating Company to discharge any person at any time, nor shall the Plan be deemed to give the
Company or any Participating Company the right to require any person to remain in the employ of the Company or such
Participating Company or to restrict any person’s right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant’s employment for any reason whatsoever.
(d)    Compliance with Applicable Laws. The Company’s obligation to offer, issue, sell or deliver Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign)
required in connection with the authorization, offer, issuance, sale or delivery of Stock as well as all federal, state, local and foreign laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan, the
Company shall not be obligated to grant stock purchase rights or to offer, issue, sell or deliver Stock under the Plan to any employee who is a citizen or resident of a jurisdiction the laws of which, for reasons of its public policy or otherwise, prohibit the Company from taking any such action with respect to such employee.

C-6	HALLIBURTON	2026 Proxy Statement	www.halliburton.com

(e)      Severability. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.
(f)      Governing Law. All provisions of the Plan shall be construed in accordance with the laws of Delaware except to the extent preempted by federal law.

HALLIBURTON	2026 Proxy Statement	D-1

Appendix D Non-GAAP Reconciliation
HALLIBURTON COMPANY
Reconciliation of Total Cash Flows from Operating Activities to Free Cash Flow
(Millions of dollars)

Year Ended
December 31,
2025
Total cash flows provided by operating activities	$2,926
Capital expenditures	(1,254)
Proceeds from sales of property, plant, and equipment	185
Free cash flow (a)	$1,857

(a)
Free cash flow is a non-GAAP measure which is calculated as “Total cash flows provided by operating activities (operating cash flow)” less “capital expenditures” plus “proceeds from the sale of property, plant, and equipment.” Management considers free cash flow an important indicator of the company’s liquidity, as it helps both investors and management evaluate the business’s ability to generate cash.

Directions to the Halliburton Annual
Meeting of Shareholders
The Halliburton North Belt facility is located on the North Sam Houston Parkway (Beltway 8 Tollway) south feeder between
Aldine Westfield and JFK Boulevard.
3000 N. Sam Houston Parkway East
Houston, Texas 77032
281-871-4000

From I-45	From I-69 / U.S. 59 and IAH
•Take the Sam Houston Parkway East •Exit JFK Blvd	•Take the Sam Houston Parkway West •Exit Aldine Westfield •“U-Turn” at Aldine Westfield and proceed east on the Sam Houston Parkway feeder
The main entrance to the North Belt facility will be on your right, about halfway between Aldine Westfield and JFK Blvd.
281.871.2699
www.halliburton.com
©2026 Halliburton. All Rights Reserved.
Printed in the USA

# HALLIBURTON

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 19, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 19, 2026. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85385-P48379

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**HALLIBURTON COMPANY**

**The Board of Directors recommends you vote FOR the following nominees listed in Proposal 1:**

1. Election of Directors

| Nominees: | For | Against | Abstain |
|---|---|---|---|
| 1a. Abdulaziz F. Al Khayyal | ☐ | ☐ | ☐ |
| 1b. William E. Albrecht | ☐ | ☐ | ☐ |
| 1c. M. Katherine Banks | ☐ | ☐ | ☐ |
| 1d. Earl M. Cummings | ☐ | ☐ | ☐ |
| 1e. Murry S. Gerber | ☐ | ☐ | ☐ |
| 1f. Timothy A. Leach | ☐ | ☐ | ☐ |
| 1g. Robert A. Malone | ☐ | ☐ | ☐ |
| 1h. Jeffrey A. Miller | ☐ | ☐ | ☐ |
| 1i. J. Shannon Slocum | ☐ | ☐ | ☐ |
| 1j. Maurice S. Smith | ☐ | ☐ | ☐ |
| 1k. Janet L. Weiss | ☐ | ☐ | ☐ |
| 1l. Tobi M. Edwards Young | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, and 6.**

**NOTE:** IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Proxy Statement and 2025 Annual Report on Form 10-K are available at www.proxyvote.com.

V85386-P48379

**PROXY FOR 2026 ANNUAL MEETING OF SHAREHOLDERS**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned hereby appoints J. A. Miller and V. H. Beckwith, and either of them, proxies or proxy with full power of substitution and revocation as to either of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Halliburton Company to be held at 3000 N. Sam Houston Parkway East, Life Center - Auditorium, Houston, Texas 77032, on Wednesday, May 20, 2026, on the reverse matters and in their discretion on any other matters which may come before the meeting or any adjournments thereof. Receipt of the Notice and Proxy Statement dated March 31, 2026, is acknowledged.

**This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. In the absence of such direction, the proxy will be voted FOR the nominees listed in Proposal 1, and FOR Proposals 2, 3, 4, 5, and 6.**

**Continued and to be signed on reverse side**